As filed with the Securities and Exchange Commission on April 27, 2000.

                                                      Registration No. 33-03919

-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                       -------------------------------


                      POST-EFFECTIVE AMENDMENT NO. 22 to

                                   FORM S-6
                           Registration Statement
                                   Under
                         THE SECURITIES ACT OF 1933

                       -------------------------------

                            VARIABLE ACCOUNT C
                    OF FORTIS BENEFITS INSURANCE COMPANY
                           (Exact name of trust)

                      FORTIS BENEFITS INSURANCE COMPANY
                            (Name of depositor)

                            500 Bielenberg Drive
                          Woodbury, Minnesota 55125
        (Complete address of depositor's principal executive offices)

                       -------------------------------

                          RHONDA J. SCHWARTZ, ESQ.
                             P. O. Box 64284
                            St. Paul, MN 55164
               (Name and complete address of agent for service)

                       -------------------------------

It is proposed that this filing will become effective (check appropriate line):

     immediately upon filing pursuant to paragraph (b) of Rule 485.
---

 X   on May 1, 2000 pursuant to paragraph (b) of Rule 485.
---

     60 days after filing pursuant to paragraph (a) of Rule 485.
---
     on               pursuant to paragraph (a) of Rule 485.
---     -------------

                       -------------------------------







Pursuant to Rule 24f-2, the registrant has registered an indefinite amount of interests in Variable Account C pursuant to variable life insurance policies, the securities being registered hereby. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1999 on March 28, 2000.

              [FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

--------------------------------------------------------------------------------

                             PROSPECTUS SUPPLEMENT

                                  MAY 1, 2000


                                      FOR


                            HARMONY INVESTMENT LIFE


                        FORTIS WALL STREET SERIES VUL220


                        FORTIS WALL STREET SERIES VUL500

--------------------------------------------------------------------------------

MAILING ADDRESS:                                                 STREET ADDRESS:
P.O. BOX 64284                                              500 BIELENBERG DRIVE
ST. PAUL, MINNESOTA 55164                              WOODBURY, MINNESOTA 55125


98374N (5/00)

PROSPECTUS SUPPLEMENT DATED MAY 1, 2000


This Supplement updates certain information contained in the following prospectus for product issued by Fortis Benefits Insurance Company:

  - Harmony Investment Life dated May 1, 1995 as previously supplemented


  - Fortis Wall Street Series VUL220 dated May 1, 1999



  - Fortis Wall Street Series VUL500 dated May 1, 1999


Please read this Supplement carefully. You should attach this Supplement to the Prospectus and retain them for future reference.


FORTIS SERIES FUND, INC.



There are five new portfolios available for investment on May 1, 2000 as follows:



  - Federated--American Leader Series



  - MFS--Capital Opportunities Series



  - MFS--Investors Growth Series



  - MFS--Global Equity Series



  - AIM--Blue Chip Stock Series II



In addition, the name of the Global Bond Series has changed to Multisector Bond Series. The subadviser of this portfolio is now AIM Advisors, Inc.



FORTIS SERIES FUND, INC. ANNUAL EXPENSES(a)



Each Portfolio has a different investment objective and is managed by Fortis Advisors, Inc. For providing investment management services to the Portfolios, Fortis Advisors, Inc. currently receives a fee from the Funds. Fortis Series Fund annual expenses, as a percentage of average net assets based on 1999 historical data, are as set out in the following table:



                                                         U.S.                      MULTI                 GLOBAL
                                             MONEY    GOVERNMENT   DIVERSIFIED     SECTOR      HIGH      ASSET
                                             MARKET   SECURITIES     INCOME         BOND      YIELD    ALLOCATION
                                             SERIES     SERIES       SERIES      SERIES (B)   SERIES     SERIES
                                             ------   ----------   -----------   ----------   ------   ----------
Investment Advisory and Management Fee.....   0.30%      0.47%        0.47%         0.75%      0.50%      0.90%
Other Expenses.............................   0.05%      0.05%        0.07%         0.15%      0.07%      0.12%
Total Fortis Series Operating Expenses.....   0.35%      0.52%        0.54%         0.90%      0.57%      1.02%



                                                                                                GROWTH
                                              ASSET       AMERICAN                CAPITAL         &       S&P 500
                                            ALLOCATION    LEADERS     VALUE    OPPORTUNITIES    INCOME     INDEX
                                              SERIES     SERIES (C)   SERIES    SERIES (C)      SERIES    SERIES
                                            ----------   ----------   ------   -------------   --------   -------
Investment Advisory and Management Fee....     0.47%        0.90%      0.70%       0.90%         0.63%     0.40%
Other Expenses............................     0.05%        0.35%      0.06%       0.35%         0.06%     0.06%
Total Fortis Series Operating Expenses....     0.52%        1.25%      0.78%       1.25%         0.69%     0.46%



                                                          BLUE                                     MID     SMALL
                                                          CHIP      BLUE CHIP     INTERNATIONAL    CAP      CAP
                                                         STOCK        STOCK           STOCK       STOCK    VALUE
                                                         SERIES   SERIES II (C)      SERIES       SERIES   SERIES
                                                         ------   -------------   -------------   ------   ------
Investment and Management Fee..........................   0.87%       0.95%           0.84%        0.90%    0.90%
Other Expenses.........................................   0.05%       0.35%           0.10%        0.28%    0.14%
Total Fortis Series Operating Expenses.................   0.92%       1.30%           0.94%        1.18%    1.04%

                                                                     LARGE
                                               GLOBAL     GLOBAL      CAP     INVESTORS    GROWTH   AGGRESSIVE
                                               GROWTH     EQUITY     GROWTH     GROWTH     STOCK      GROWTH
                                               SERIES   SERIES (C)   SERIES   SERIES (C)   SERIES     SERIES
                                               ------   ----------   ------   ----------   ------   ----------
Investment and Management Fee................   0.70%      1.00%      0.90%      0.90%      0.61%      0.66%
Other Expenses...............................   0.07%      0.35%      0.07%      0.35%      0.05%      0.06%
Total Fortis Series Operating Expenses.......   0.77%      1.35%      0.97%      1.25%      0.66%      0.72%


------------------------------

(a) As a percentage of portfolio average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement are as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.



(b) The Multi Sector Bond Series will be sub-advised by AIM and is the same shell and assets as the Global Bond Series.



(c) Expense estimate for current year.


MANAGEMENT

The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:


OFFICER-DIRECTORS
Robert Brian Pollock (4)              President and Chief Executive Officer; Vice President and
                                      Treasurer of Fortis, Inc.
Dean C. Kopperud (1)                  President, Fortis Financial Group; Senior Vice President;
                                      also officer of affiliated companies.
Michael John Peninger (4)             Executive Vice President--President (Non medical).
OTHER DIRECTORS
Allen Royal Freedman (2)              Chairman and Chief Executive Officer of Fortis, Inc.
J. Kerry Clayton (2)                  President and Chief Operating Officer of Fortis, Inc.;
                                      before then Executive Vice President of Fortis, Inc.
Arie Aristide Fakkert (3)             General Manager of Fortis International N.V.
Alan W. Feagin (5)                    Executive Vice President; (President--Fortis Family)
EXECUTIVE OFFICERS
Peggy Ettestad (1)                    Senior Vice President--Operations; before then Vice
                                      President, General Electric Company
Rhonda J. Schwartz (1)                Senior Vice President and General Counsel--Life and
                                      Investment Products; before then Secretary and General
                                      Counsel of Fortis, Inc.; before then Norris, McLaughlin,
                                      Marcus--attorneys.
Jon H. Nicholson (1)                  Senior Vice President--Custom Solutions Group.
Melinda S. Urion (1)                  Senior Vice President--Chief Financial Officer Fortis
                                      Financial Group; before then Senior Vice President-Finance &
                                      CFO of American Express Financial Corporation.
Dickson W. Lewis (1)                  Senior Vice President--Distribution and Marketing; before
                                      then President of Hedstrom/Blessing Marketing.


------------------------------

(1) Address: Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Interfinancial, Inc., which is itself wholly-owned by Fortis, Inc.


(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by Fortis (NL) N.V. and 50% owned by Fortis (B), Boulevard Emile Jacqmain 53, Brussels, Belgium.

(3) Address: Fortis (NL) N.V., Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.


(5) Address: 10 Glenlake Parkway NE, Suite 500, Atlanta GA 30328



THE FOLLOWING INFORMATION APPLIES SOLELY TO THE FORTIS WALL STREET SERIES VUL220 AND


THE FORTIS WALL STREET SERIES VUL500



Dollar Cost Averaging



The minimum amount requirements to begin dollar cost averaging are waived by Fortis Benefits.



Automatic Rebalancing



The minimum amount requirements to begin automatic rebalancing (Privileged Account Service) are waived by Fortis Benefits.



Transfers of Existing Policy Value



Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000. You may make transfers at any time, except that transfers out of the general account option are limited to one transfer per year, and may not be for more than 50% of the policy value in the general account.



Partial withdrawal



Between the first and second Policy year, you may make a partial withdrawal only if your total premiums to date equal or exceed the sum of 12 recommended monthly minimum premiums for the initial face amount of your Policy.



Policy loans



If you have specified the investment options from which monthly charges will be taken, then the loan amount will be taken from those same investment options.



Policy Date, Policy months and years



This paragraph found on page 27 of the prospectus is hereby deleted and replaced with the following:



     Policy Date, Policy months and years. After we approve an application for a Policy and assign an appropriate insurance risk class, we prepare the Policy. The day we begin to deduct charges will appear on your Policy schedule and is called the "Policy date." The Policy date will ordinarily be within three days after the date the application is approved. Policy months and years are measured from the Policy date. In order to preserve a younger age at issue for the insured person, we may assign a Policy date to a Policy that is up to 6 months earlier than would otherwise apply.



Commencement of investment performance



This paragraph, found on page 27 of the prospectus is deleted and replaced with the following:



     Commencement of investment performance. The first premium payment will be allocated automatically to the general account as of the later of the policy date or the date the payment is received, and assuming the Policy goes into effect will earn a rate of return. These payments will be held in the general account generally until the twentieth day after the Policy is issued and insurance coverage commences.

INDEPENDENT AUDITORS


Ernst & Young LLP, independent auditors, have audited the financial statements of Fortis at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the statements of net assets of Variable Account C at December 31, 1999, and the related statements of changes in net assets for each of the two years in the period ended December 31, 1999, as set forth in their report. We've included the financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.


FINANCIAL STATEMENTS


The financial statements of Fortis Benefits and Variable Account C included in the Supplement should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies. Fortis generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes to Fortis Financial Statements.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000

Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========


                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statement of net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account C (comprised of, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts) as of December 31, 1999, and the related statements of changes in net assets for each of the two years in the periods indicated therein. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each individual and combined portfolio of subaccounts of Fortis Benefits Insurance Company Variable Account C at December 31, 1999, and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

March 29, 2000
Minneapolis, Minnesota

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                         DECEMBER 31, 1999
                                  ------------------------------------------------------------------------------------------------

                                                                              ATTRIBUTABLE TO     ATTRIBUTABLE TO     ACCUMULATION
                                                             NET ASSETS AT    FORTIS BENEFITS      VARIABLE LIFE         UNITS
                                   SHARES         COST       MARKET VALUE    INSURANCE COMPANY   INSURANCE POLICIES   OUTSTANDING
                                  ---------   ------------   -------------   -----------------   ------------------   ------------
Investments in Fortis Series Fund, Inc.:
  Growth Stock..................  7,246,443   $205,294,123   $327,093,612       $       --          $327,093,612        7,332,436
  U.S. Government Securities....    958,418     10,594,034      9,705,128               --             9,705,128          582,441
  Money Market..................  1,343,404     15,023,657     15,048,137               --            15,048,137        1,089,603
  Asset Allocation..............  3,021,565     51,543,851     68,835,169               --            68,835,169        2,272,923
  Diversified Income............    731,596      8,674,652      7,980,030               --             7,980,030          463,045
  Global Growth.................  3,798,038     64,347,095    131,875,104               --           131,875,104        3,959,418
  Aggressive Growth.............  3,258,540     47,958,221    110,105,427               --           110,105,427        3,414,056
  Growth & Income...............  2,082,105     35,998,406     45,681,790               --            45,681,790        1,962,103
  High Yield....................    691,525      7,019,614      6,288,178               --             6,288,178          491,818
  Global Asset Allocation.......    672,543      8,825,916      8,857,591               --             8,857,591          561,574
  Global Bond...................    229,585      2,551,570      2,356,272               --             2,356,272          195,221
  International Stock...........  1,859,868     25,788,128     33,356,732               --            33,356,732        1,717,579
  Value.........................  1,045,799     14,418,182     16,368,213               --            16,368,213        1,038,750
  S & P 500.....................  3,445,450     60,400,026     78,077,353               --            78,077,353        3,676,577
  Blue Chip Stock...............  2,409,751     38,983,902     52,856,921        3,065,402            49,791,519        2,384,651
  Mid Cap Stock.................    345,082      3,273,302      3,685,861          907,957             2,777,904          261,203
  Large Cap Growth..............    877,299     11,018,436     13,206,335        1,280,385            11,925,950          834,470
  Small Cap Value...............    610,734      5,885,835      6,232,237          868,030             5,364,207          501,815
                                              ------------   ------------       ----------          ------------       ----------
Net Assets......................              $617,598,950   $937,610,090       $6,121,774          $931,488,316       32,739,683
                                              ============   ============       ==========          ============       ==========

                                     DECEMBER 31, 1999
                                  -----------------------
                                    NET ASSET VALUE FOR
                                  VARIABLE LIFE INSURANCE
                                       POLICIES PER
                                     ACCUMULATION UNIT
                                  -----------------------
Investments in Fortis Series Fun
  Growth Stock..................          $44.61
  U.S. Government Securities....           16.66
  Money Market..................           13.81
  Asset Allocation..............           30.28
  Diversified Income............           17.23
  Global Growth.................           33.31
  Aggressive Growth.............           32.25
  Growth & Income...............           23.28
  High Yield....................           12.79
  Global Asset Allocation.......           15.77
  Global Bond...................           12.07
  International Stock...........           19.42
  Value.........................           15.76
  S & P 500.....................           21.24
  Blue Chip Stock...............           20.88
  Mid Cap Stock.................           10.64
  Large Cap Growth..............           14.29
  Small Cap Value...............           10.69
Net Assets......................

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                 YEAR ENDED DECEMBER 31, 1999
                              ---------------------------------------------------------------------------------------------------
                                 FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS         FORTIS         FORTIS
                                 GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED      GLOBAL       AGGRESSIVE
                                 STOCK       SECURITIES       MARKET      ALLOCATION      INCOME         GROWTH         GROWTH
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
Dividend income.............  $ 68,600,729   $  545,626    $    455,198   $ 5,702,124   $   537,176   $  2,343,557   $  2,188,207
Mortality and expense and
  policy advance charges....    (2,617,454)    (114,406)       (135,023)     (661,177)      (94,686)    (1,101,815)      (721,499)
Net realized gain (loss) on
  investments...............     6,854,503       32,363          52,720       884,820         3,490      3,569,955      2,263,220
Net unrealized appreciation
  (depreciation) of
  investments...............    41,309,025     (778,023)         67,654     4,467,472      (678,120)    42,471,612     51,764,386
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets resulting from
  operations................   114,146,803     (314,440)        440,549    10,393,239      (232,140)    47,283,309     55,494,314
CAPITAL TRANSACTIONS
Purchase of variable account
  units.....................    15,064,905    1,668,767      25,347,642     7,693,019     1,720,635      6,699,253     12,534,699
Redemption of variable
  account units.............   (20,847,428)  (2,283,527)    (20,672,836)   (3,510,989)   (2,275,162)   (10,761,442)    (6,563,882)
Redemptions for mortality
  and expense charges.......     2,617,454      114,406         135,023       661,177        94,686      1,101,815        721,499
Redemption of Fortis
  Benefits Insurance Company
  investment in
  subaccount................            --           --              --            --            --             --             --
Dividend income distribution
  to Fortis Benefits
  Insurance Company.........            --           --              --            --            --             --             --
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Increase (decrease) from
  capital transactions......    (3,165,069)    (500,354)      4,809,829     4,843,207      (459,841)    (2,960,374)     6,692,316
Net assets at beginning of
  year......................   216,111,878   10,519,922       9,797,759    53,598,723     8,672,011     87,552,169     47,918,797
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net assets at end of year...  $327,093,612   $9,705,128    $ 15,048,137   $68,835,169   $ 7,980,030   $131,875,104   $110,105,427
                              ============   ===========   ============   ===========   ===========   ============   ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                         YEAR ENDED DECEMBER 31, 1999
                                             ------------------------------------------------------------------------------------
                                               FORTIS                      FORTIS                       FORTIS
                                              GROWTH &       FORTIS     GLOBAL ASSET     FORTIS      INTERNATIONAL
                                               INCOME      HIGH YIELD    ALLOCATION    GLOBAL BOND       STOCK       FORTIS VALUE
                                             -----------   ----------   ------------   -----------   -------------   ------------
OPERATIONS
Dividend income...........................   $ 2,745,445   $ 549,436    $   633,679    $   91,276     $    36,464    $    10,774
Mortality and expense and policy advance
  charges.................................      (487,348)    (68,287)       (99,596)      (26,971)       (310,866)      (167,133)
Net realized gain (loss) on investments...       890,490     (37,098)        94,445       (14,256)        548,594        126,282
Net unrealized appreciation (depreciation)
  of investments..........................       717,105    (446,229)      (792,067)     (259,018)      5,561,066      1,094,508
                                             -----------   ----------   -----------    ----------     -----------    -----------
Net increase (decrease) in net assets
  resulting from operations...............     3,865,692      (2,178)      (163,539)     (208,969)      5,835,258      1,064,431
CAPITAL TRANSACTIONS
Purchase of variable account units........     5,696,466   1,711,503      2,227,173       926,447       7,847,729      3,580,517
Redemption of variable account units......    (4,111,216)   (929,543)    (1,381,437)     (609,351)     (3,994,737)    (1,467,073)
Redemptions for mortality and expense
  charges.................................       487,348      68,287         99,596        26,971         310,866        167,133
Redemption of Fortis Benefits Insurance
  Company investment in subaccount........            --          --             --            --              --             --
Dividend income distribution to Fortis
  Benefits Insurance Company..............            --          --             --            --              --             --
                                             -----------   ----------   -----------    ----------     -----------    -----------
Increase (decrease) from capital
  transactions............................     2,072,598     850,247        945,332       344,067       4,163,858      2,280,577
Net assets at beginning of year...........    39,743,500   5,440,109      8,075,798     2,221,174      23,357,616     13,023,205
                                             -----------   ----------   -----------    ----------     -----------    -----------
Net assets at end of year.................   $45,681,790   $6,288,178   $ 8,857,591    $2,356,272     $33,356,732    $16,368,213
                                             ===========   ==========   ===========    ==========     ===========    ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                        YEAR ENDED DECEMBER 31, 1999
                                           --------------------------------------------------------------------------------------
                                                             FORTIS         FORTIS        FORTIS         FORTIS        COMBINED
                                              FORTIS        BLUE CHIP      MID CAP       LARGE CAP     SMALL CAP       VARIABLE
                                            S & P 500         STOCK         STOCK         GROWTH         VALUE         ACCOUNT
                                           ------------    -----------    ----------    -----------    ----------    ------------
OPERATIONS
Dividend income........................    $     10,913    $   746,163    $    3,735    $   214,165    $ 249,092     $ 85,663,759
Mortality and expense and policy
  advance charges......................        (706,715)      (449,554)      (18,162)       (74,802)     (38,640)      (7,894,134)
Net realized gain (loss) on
  investments..........................       1,981,345        264,388        17,080        110,890       21,104       17,664,335
Net unrealized appreciation
  (depreciation) of investments........       9,732,465      7,059,117       362,883      1,753,501      352,079      163,759,416
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net increase (decrease) in net assets
  resulting from operations............      11,018,008      7,620,114       365,536      2,003,754      583,635      259,193,376
CAPITAL TRANSACTIONS
Purchase of variable account units.....      32,401,571     14,660,904     1,936,256      8,885,494    3,769,879      154,372,859
Redemption of variable account units...     (10,760,728)    (1,256,278)     (192,002)      (876,762)    (370,648)     (92,865,041)
Redemptions for mortality and expense
  charges..............................         706,715        449,554        18,162         74,802       38,640        7,894,134
Redemption of Fortis Benefits Insurance
  Company investment in subaccount.....              --             --            --             --           --               --
Dividend income distribution to Fortis
  Benefits Insurance Company...........              --        (44,596)         (952)       (21,701)     (28,521)         (95,770)
                                           ------------    -----------    ----------    -----------    ----------    ------------
Increase (decrease) from capital
  transactions.........................      22,347,558     13,809,584     1,761,464      8,061,833    3,409,350       69,306,182
Net assets at beginning of year........      44,711,787     31,427,223     1,558,861      3,140,748    2,239,252      609,110,532
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net assets at end of year..............    $ 78,077,353    $52,856,921    $3,685,861    $13,206,335    $6,232,237    $937,610,090
                                           ============    ===========    ==========    ===========    ==========    ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C

                                                                  YEAR ENDED DECEMBER 31, 1998
                                -------------------------------------------------------------------------------------------------
                                   FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS        FORTIS        FORTIS
                                   GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED     GLOBAL      AGGRESSIVE
                                   STOCK       SECURITIES       MARKET      ALLOCATION      INCOME        GROWTH        GROWTH
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
OPERATIONS
Dividend income...............  $ 10,011,623   $  604,612    $    417,836   $    95,130   $   516,581   $    92,908   $    78,258
Mortality and expense and
  policy advance charges......    (2,172,350)    (108,978)        (97,182)     (532,382)      (89,921)     (965,714)     (457,512)
Net realized gain (loss) on
  investments.................     5,194,040      198,574          47,621       555,821        77,069     1,873,640       452,032
Net unrealized appreciation
  (depreciation) of
  investments.................    19,387,059      (18,374)        (24,618)    8,022,659      (130,599)    6,899,076     7,815,700
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations..................    32,420,372      675,834         343,657     8,141,228       373,130     7,899,910     7,888,478
CAPITAL TRANSACTIONS
Purchase of variable account
  units.......................    16,114,322    4,401,606      15,648,521     6,247,649     2,923,619     7,934,991     8,656,071
Redemption of variable account
  units.......................   (14,790,719)  (3,465,915)    (14,377,114)   (2,713,046)   (1,482,876)   (7,198,093)   (4,140,981)
Redemptions for mortality and
  expense charges.............     2,172,350      108,978          97,182       532,382        89,921       965,714       457,512
Funding of subaccount by
  Fortis Benefits Insurance
  Company.....................            --           --              --            --            --            --            --
Redemption of Fortis Benefits
  Insurance Company investment
  in subaccount...............            --           --              --            --            --            --            --
Dividend income distribution
  to Fortis Benefits Insurance
  Company.....................            --           --              --            --            --            --            --
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
Increase from capital
  transactions................     3,495,953    1,044,669       1,368,589     4,066,985     1,530,664     1,702,612     4,972,602
Net assets at beginning of
  year........................   180,195,553    8,799,419       8,085,513    41,390,510     6,768,217    77,949,647    35,057,717
                                ------------   -----------   ------------   -----------   -----------   -----------   -----------
Net assets at end of year.....  $216,111,878   $10,519,922   $  9,797,759   $53,598,723   $ 8,672,011   $87,552,169   $47,918,797
                                ============   ===========   ============   ===========   ===========   ===========   ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                        YEAR ENDED DECEMBER 31, 1998
                                            -------------------------------------------------------------------------------------
                                              FORTIS                       FORTIS                       FORTIS
                                             GROWTH &       FORTIS      GLOBAL ASSET     FORTIS      INTERNATIONAL
                                              INCOME      HIGH YIELD     ALLOCATION    GLOBAL BOND       STOCK       FORTIS VALUE
                                            -----------   -----------   ------------   -----------   -------------   ------------
OPERATIONS
Dividend income..........................   $    10,771   $   428,836   $   561,799    $   94,052     $ 1,605,384    $   283,540
Mortality and expense and policy advance
  charges................................      (399,394)      (61,285)      (83,639)      (22,737)       (234,715)      (119,375)
Net realized gain (loss) on
  investments............................       459,331        47,340       151,193        11,737         346,030        205,629
Net unrealized appreciation
  (depreciation) of investments..........     3,655,009      (463,439)      347,862       145,597         815,560        401,780
                                            -----------   -----------   -----------    ----------     -----------    -----------
Net increase (decrease) in net assets
  resulting from operations..............     3,725,717       (48,548)      977,215       228,649       2,532,259        771,574
CAPITAL TRANSACTIONS
Purchase of variable account units.......    10,810,093     2,313,861     2,107,553       646,464       7,684,870      6,707,673
Redemption of variable account units.....    (2,405,271)   (1,552,255)   (1,150,806)     (456,482)     (2,727,690)      (914,596)
Redemptions for mortality and expense
  charges................................       399,394        61,285        83,639        22,737         234,715        119,375
Funding of subaccount by Fortis Benefits
  Insurance Company......................            --            --            --            --              --             --
Redemption of Fortis Benefits Insurance
  Company investment in subaccount.......            --            --            --            --              --       (453,865)
Dividend income distribution to Fortis
  Benefits Insurance Company.............            --            --            --            --              --             --
                                            -----------   -----------   -----------    ----------     -----------    -----------
Increase from capital transactions.......     8,804,216       822,891     1,040,386       212,719       5,191,895      5,458,587
Net assets at beginning of year..........    27,213,567     4,665,766     6,058,197     1,779,806      15,633,462      6,793,044
                                            -----------   -----------   -----------    ----------     -----------    -----------
Net assets at end of year................   $39,743,500   $ 5,440,109   $ 8,075,798    $2,221,174     $23,357,616    $13,023,205
                                            ===========   ===========   ===========    ==========     ===========    ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                         YEAR ENDED DECEMBER 31, 1998
                                             ------------------------------------------------------------------------------------
                                                              FORTIS         FORTIS        FORTIS        FORTIS        COMBINED
                                               FORTIS        BLUE CHIP      MID CAP      LARGE CAP     SMALL CAP       VARIABLE
                                              S & P 500        STOCK         STOCK*       GROWTH*        VALUE*        ACCOUNT
                                             -----------    -----------    ----------    ----------    ----------    ------------
OPERATIONS
Dividend income..........................    $   661,349    $   526,017    $    2,654    $     803     $  29,147     $ 16,021,300
Mortality and expense and policy advance
  charges................................       (353,094)      (226,004)       (1,146)      (3,149)       (2,269)      (5,930,846)
Net realized gain (loss) on
  investments............................      1,417,959        163,987          (551)        (599)       (2,161)      11,198,692
Net unrealized appreciation
  (depreciation) of investments..........      5,641,705      4,970,502        49,677      434,398        (5,675)      57,943,879
                                             -----------    -----------    ----------    ----------    ----------    ------------
Net increase (decrease) in net assets
  resulting from operations..............      7,367,919      5,434,502        50,634      431,453        19,042       79,233,025
CAPITAL TRANSACTIONS
Purchase of variable account units.......     24,567,864     14,173,614       697,126    1,909,786     1,405,053      134,950,736
Redemption of variable account units.....     (4,191,140)      (856,152)      (38,634)     (53,376)      (26,427)     (62,541,573)
Redemptions for mortality and expense
  charges................................        353,094        226,004         1,146        3,149         2,269        5,930,846
Funding of subaccount by Fortis Benefits
  Insurance Company......................             --             --       850,000      850,000       850,000        2,550,000
Redemption of Fortis Benefits Insurance
  Company investment in subaccount.......     (2,506,810)       (74,424)           --           --            --       (3,035,099)
Dividend income distribution to Fortis
  Benefits Insurance Company.............             --        (43,474)       (1,411)        (264)      (10,685)         (55,834)
                                             -----------    -----------    ----------    ----------    ----------    ------------
Increase from capital transactions.......     18,223,008     13,425,568     1,508,227    2,709,295     2,220,210       77,799,076
Net assets at beginning of year..........     19,120,860     12,567,153            --           --            --      452,078,431
                                             -----------    -----------    ----------    ----------    ----------    ------------
Net assets at end of year................    $44,711,787    $31,427,223    $1,558,861    $3,140,748    $2,239,252    $609,110,532
                                             ===========    ===========    ==========    ==========    ==========    ============

* For the period from May 1, 1998 to December 31, 1998.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1999

1.   GENERAL
FORTIS BENEFITS INSURANCE COMPANY
Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. Fortis Benefits serves as distributor of Harmony Investment Life and Wall Street Series policies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS
Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME
Dividend income from subaccounts is recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   INVESTMENTS
There are eighteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Series). Investments in shares of the Series are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio.

The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:

                                                         YEAR ENDED DECEMBER 31, 1999
                                            -------------------------------------------------------
                                                    SHARES
                                            ----------------------      COST OF      COST OF SALES/
                                            PURCHASED      SOLD        PURCHASES      REDEMPTIONS
                                            ---------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................    2,512,076      525,378    $83,665,633     $13,992,925
  U.S. Government Securities............     211,520       215,751      2,214,393       2,251,164
  Money Market..........................    2,302,851    1,845,033     25,802,840      20,620,116
  Asset Allocation......................     646,220       165,710     13,395,143       2,626,169
  Diversified Income....................     199,861       196,143      2,257,811       2,271,672
  Global Growth.........................     361,442       442,904      9,042,810       7,191,487

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

3.   INVESTMENTS (CONTINUED)

                                                         YEAR ENDED DECEMBER 31, 1999
                                            -------------------------------------------------------
                                                    SHARES
                                            ----------------------      COST OF      COST OF SALES/
                                            PURCHASED      SOLD        PURCHASES      REDEMPTIONS
                                            ---------    ---------    -----------    --------------
  Aggressive Growth.....................     704,802       315,547    $14,722,906     $ 4,300,662
  Growth & Income.......................     401,616       191,812      8,441,911       3,220,726
  High Yield............................     238,168        95,826      2,260,939         966,641
  Global Asset Allocation...............     207,822        99,180      2,549,922       1,286,992
  Global Bond...........................      94,115        56,663        792,845         623,607
  International Stock...................     503,248       256,163      7,884,193       3,446,143
  Value.................................     238,790        98,941      3,591,291       1,340,791
  S&P 500...............................    1,590,474      518,948     32,412,484       8,779,383
  Blue Chip Stock.......................     783,478        65,509     15,541,663       1,036,486
  Mid Cap Stock.........................     202,776        19,461      1,940,943         175,874
  Large Cap Growth......................     680,882        64,360      9,121,360         787,573
  Small Cap Value.......................     409,800        40,373      4,047,492         378,065

                                                         YEAR ENDED DECEMBER 31, 1998
                                            -------------------------------------------------------
                                                    SHARES
                                            ----------------------      COST OF      COST OF SALES/
                                            PURCHASED      SOLD        PURCHASES      REDEMPTIONS
                                            ---------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................     729,677       388,040    $26,125,945     $ 9,596,679
  U.S. Government Securities............     456,835       318,071      5,006,218       3,267,341
  Money Market..........................    1,455,023    1,287,790     16,066,357      14,329,493
  Asset Allocation......................     334,518       142,687      6,342,779       2,157,225
  Diversified Income....................     285,468       122,389      3,440,200       1,405,807
  Global Growth.........................     376,880       339,005      8,027,899       5,324,453
  Aggressive Growth.....................     615,389       283,998      8,734,329       3,688,949
  Growth & Income.......................     541,513       120,216     10,820,864       1,945,940
  High Yield............................     263,774       147,833      2,742,697       1,504,915
  Global Asset Allocation...............     188,040        80,102      2,669,352         999,613
  Global Bond...........................      65,856        40,879        740,516         444,745
  International Stock...................     627,164       184,515      9,290,254       2,381,660
  Value.................................     494,519        94,739      6,991,213       1,162,832
  S&P 500...............................    1,494,482      401,256     25,229,213       5,279,991
  Blue Chip Stock.......................     896,941        57,169     14,699,631         810,063
  Mid Cap Stock.........................     166,528         4,760      1,549,780          40,596
  Large Cap Growth......................     266,175         5,412      2,760,589          54,239
  Small Cap Value.......................     245,700         4,393      2,284,200          39,273

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

3.   INVESTMENTS (CONTINUED)
Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1999:

                                                                 NUMBER       COST OF
                                                                OF SHARES      SHARES
                                                                ---------    ----------
Fortis Series Fund, Inc.:
  Blue Chip Stock...........................................     139,751     $1,443,162
  Mid Cap Stock.............................................      85,006        849,946
  Large Cap Growth..........................................      85,056        856,963
  Small Cap Value...........................................      85,063        848,510

4.   ACCOUNT CHARGES
PREMIUM EXPENSE CHARGE
For Wall Street Series VUL, VUL 100, VUL 220, VUL 500 and Survivor policies, there currently is no premium expense charge; however, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, for the VUL, VUL 100, VUL 220, VUL 500 and a charge up to 3.0% of each premium payment for the Survivor, to be reimbursed for premium taxes or similar charges it expects to pay.

For Harmony Investment Life policies, a 5% sales charge and a 2.2% state premium tax are deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general account.

MONTHLY DEDUCTIONS FROM POLICY VALUE
Monthly deductions from the net assets attributed to each policy are as follows:

-   Monthly cost of insurance.

-   Monthly cost of any optional insurance benefits added by rider.

For Wall Street Series VUL policies:

- Monthly administrative charge of $5.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $11.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative charge of up to $.13 per thousand dollars of face amount in force.

- Asset-based charge (mortality and expense risk charge) deducted from the policy value invested in any of the investment options (other than the general account option). The charge is based on annual percentage rates as follows:

                                                                YEARS 1 - 9    YEARS 10+
                                                                -----------    ---------
Unloaned policy value:
  In variable subaccounts:
     $0 - $25,000...........................................       1.10%          70%
     $25,001 - $250,000.....................................        .70%          30%
     $250,001 or more.......................................        .35%          10%

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

4.   ACCOUNT CHARGES (CONTINUED)
For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:

- For Wall Street Series VUL 100, VUL 220 and VUL 500, a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor, a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month for VUL 100, VUL 220, VUL 500 and Survivor.

- For VUL 220 and VUL 500, a monthly sales, premium tax and policy advance charge of $4.00 per policy.

For Harmony Investment Life Policies:

- Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

- For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face amount of insurance expense charge of not more than $.08 per month for insureds age 29 or less and $.25 per month for insureds age 30 and over during the first 12 policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

- For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first 12 policy months.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES
Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders, 0.90% of the net assets of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders, and 1.00% of the net assets of Wall Street Survivor policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.

5.   SURRENDER CHARGES
Policies surrendered within the first 14 years of issuance for Wall Street Series VUL and the first 11 years of issuance for the Wall Street Series VUL 100, VUL 220 and VUL 500, and the first 10 years of issuance for the Wall Street Survivor, Fortis Benefits assesses a surrender charge. For Wall Street Series VUL, the charge is based on the face amount and the insured person's age at issuance of the policy. For Wall Street VUL 100, VUL 220 and VUL 500, the charge is the sum of any sales, premium tax and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for the Wall Street Series VUL 100, VUL 220 and VUL 500 is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversaries until it reaches zero on the eleventh policy anniversary.

The surrender charge for the Wall Street Survivor is limited to a certain maximum based on the insured person's age at the time of issuance and decreases at a constant rate on subsequent anniversaries until it reaches zero on the tenth policy anniversary.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversaries until it reaches zero on the ninth policy anniversary.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C
DECEMBER 31, 1999

5.   SURRENDER CHARGES (CONTINUED)
Surrender charges are included in redemptions and are paid directly to Fortis Benefits. Surrender charges collected by Fortis Benefits were $6,308,174 and $5,034,170 in 1999 and 1998, respectively.

6.   FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

7.   RELATED PARTY TRANSACTIONS
Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $21,779,394 and $17,790,513 in 1999 and 1998, respectively.

8.   YEAR 2000 (UNAUDITED)
The Account has no computer systems of its own and is, therefore, dependent upon the systems of its affiliates, including Fortis Benefits Insurance Company (Fortis Benefits), Fortis Advisers (Advisers) and certain other third parties. Fortis Benefits and Advisers utilize Fortis Inc. (Fortis) to process their businesses. Fortis created a Year 2000 Project which was dedicated to ensuring that all systems for Fortis and subsidiaries and affiliates were Year 2000 ready. The estimated total cost of Fortis Year 2000 Project was approximately $85 million. There were no costs allocated to the Account, as amounts are only allocated to the affiliated companies.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were Year 2000 ready. Although there have been several matters as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of its Mission Critical systems. Fortis will continue to monitor the status of and respond to any potential Year 2000 issue.

APPENDIX



ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES, SURRENDER VALUES, AND ACCUMULATED PREMIUMS


As a result of slight increases in the assumed investment advisory fees and other expenses from an annual rate of .78% to .87%, Policy Values, Death Benefits, and Surrender Values would be slightly lower than those shown in the Prospectus. In the absence of a voluntary agreement to reimburse certain expenses, the total fund operating expenses assumed would have been .88%. The revised illustrations are as follows:



HARMONY INVESTMENT LIFE



                           TABLE                              PAGE
                           -----                              ----
Death Benefit Option A
  Current Charges...........................................  A-2
  Guaranteed Maximum Charges................................  A-3
Death Benefit Option B
  Current Charges...........................................  A-4
  Guaranteed Maximum Charges................................  A-5



WALL STREET SERIES VUL220



                           TABLE                              PAGE
                           -----                              ----
Death Benefit Option A
  Current Charges...........................................  A-6
  Guaranteed Maximum Charges................................  A-7
Death Benefit Option B
  Current Charges...........................................  A-8
  Guaranteed Maximum Charges................................  A-9



WALL STREET SERIES VUL500



                           TABLE                              PAGE
                           -----                              ----
Death Benefit Option A
  Current Charges...........................................  A-10
  Guaranteed Maximum Charges................................  A-11
Death Benefit Option B
  Current Charges...........................................  A-12
  Guaranteed Maximum Charges................................  A-13

                                    HARMONY


                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES


                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ------------------------------------------------------------------------------------------------
            PREMIUMS                0%(1)(2)                         6%(1)(2)                       12%(1)(2)(3)
END OF    ACCUMULATED     -----------------------------   ------------------------------   -------------------------------
POLICY   AT 5% INTEREST    DEATH     POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR     PER YEAR(1)     BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------   --------------   -------    ------   ---------   -------    ------    ---------   -------     ------    ---------
   1        $    945      $100,000   $ 613     $  417     $100,000   $   657    $   461    $100,000   $    700   $    504
   2           1,937       100,000   1,208      1,012      100,000     1,333      1,137     100,000      1,463      1,267
   3           2,979       100,000   1,783      1,588      100,000     2,030      1,834     100,000      2,297      2,101
   4           4,073       100,000   2,339      2,144      100,000     2,746      2,550     100,000      3,206      3,010
   5           5,222       100,000   2,875      2,679      100,000     3,483      3,287     100,000      4,198      4,003
   6           6,428       100,000   3,389      3,233      100,000     4,239      4,083     100,000      5,282      5,125
   7           7,694       100,000   3,881      3,764      100,000     5,015      4,898     100,000      6,464      6,347
   8           9,024       100,000   4,349      4,271      100,000     5,809      5,731     100,000      7,754      7,676
   9          10,420       100,000   4,792      4,753      100,000     6,621      6,582     100,000      9,163      9,124
  10          11,886       100,000   5,207      5,207      100,000     7,449      7,449     100,000     10,700     10,700
  15          20,392       100,000   6,777      6,777      100,000    11,753     11,753     100,000     20,761     20,761
  20          31,247       100,000   7,336      7,336      100,000    16,205     16,205     100,000     36,604     36,604
  25          45,102       100,000   6,514      6,514      100,000    20,516     20,516     100,000     62,318     62,318
  40         114,156             0       0          0      100,000    23,490     23,490     314,789    286,250    286,250


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.


(3) Alternative Death Benefit applies.

                                    HARMONY


                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                               GUARANTEED CHARGES


                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ------------------------------------------------------------------------------------------------
            PREMIUMS                0%(1)(2)                         6%(1)(2)                       12%(1)(2)(3)
END OF    ACCUMULATED     -----------------------------   ------------------------------   -------------------------------
POLICY   AT 5% INTEREST    DEATH     POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR     PER YEAR(1)     BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------   --------------   -------    ------   ---------   -------    ------    ---------   -------     ------    ---------
   1        $    945      $100,000   $  80     $    0     $100,000   $   105    $     0    $100,000   $    131   $      0
   2           1,937       100,000     626        430      100,000       697        502     100,000        773        577
   3           2,979       100,000   1,152        956      100,000     1,305      1,109     100,000      1,470      1,274
   4           4,073       100,000   1,658      1,463      100,000     1,927      1,731     100,000      2,228      2,032
   5           5,222       100,000   2,144      1,948      100,000     2,564      2,368     100,000      3,052      2,857
   6           6,428       100,000   2,606      2,450      100,000     3,213      3,057     100,000      3,947      3,790
   7           7,694       100,000   3,045      2,928      100,000     3,875      3,758     100,000      4,919      4,801
   8           9,024       100,000   3,460      3,382      100,000     4,549      4,471     100,000      5,975      5,897
   9          10,420       100,000   3,849      3,810      100,000     5,235      5,196     100,000      7,124      7,085
  10          11,886       100,000   4,210      4,210      100,000     5,929      5,929     100,000      8,373      8,373
  15          20,392       100,000   5,549      5,549      100,000     9,495      9,495     100,000     16,485     16,485
  20          31,247       100,000   5,824      5,824      100,000    12,940     12,940     100,000     28,983     28,983
  25          45,102       100,000   4,312      4,312      100,000    15,501     15,501     100,000     48,574     48,574
  40         114,156             0       0          0            0         0          0     241,801    219,569    219,569


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.


(3) Alternative Death Benefit applies.

                                    HARMONY


                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES


                                 VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ------------------------------------------------------------------------------------------------
           PREMIUMS                0%(1)(2)                         6%(1)(2)                         12%(1)(2)
END OF   ACCUMULATED     -----------------------------   ------------------------------   -------------------------------
POLICY  AT 5% INTEREST    DEATH     POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR(1)     BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------  --------------   -------    ------   ---------   -------    ------    ---------   -------     ------    ---------
   1       $    945      $100,612   $ 612     $  416     $100,655   $   655    $   460    $100,699   $    699   $    503
   2          1,937       101,205   1,205      1,009      101,329     1,329      1,134     101,460      1,460      1,264
   3          2,979       101,777   1,777      1,582      102,023     2,023      1,827     102,289      2,289      2,093
   4          4,073       102,329   2,329      2,134      102,734     2,734      2,538     103,192      3,192      2,996
   5          5,222       102,859   2,859      2,664      103,463     3,463      3,268     104,174      4,174      3,979
   6          6,428       103,367   3,367      3,210      104,210     4,210      4,054     105,245      5,245      5,088
   7          7,694       103,851   3,851      3,733      104,974     4,974      4,856     106,409      6,409      6,291
   8          9,024       104,309   4,309      4,230      105,752     5,752      5,674     107,675      7,675      7,597
   9         10,420       104,740   4,740      4,700      106,545     6,545      6,505     109,052      9,052      9,013
  10         11,886       105,141   5,141      5,141      107,348     7,348      7,348     110,548     10,548     10,548
  15         20,392       106,600   6,600      6,600      111,423    11,423     11,423     120,144     20,144     20,144
  20         31,247       106,963   6,963      6,963      115,339    15,339     15,339     134,562     34,562     34,562
  25         45,102       105,857   5,857      5,857      118,530    18,530     18,530     156,278     56,278     56,278
  40        114,156             0       0          0      109,036     9,036      9,036     311,521    211,521    211,521


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                                    HARMONY


                               MALE ISSUE AGE 35
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B
                               GUARANTEED CHARGES


                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ------------------------------------------------------------------------------------------------
            PREMIUMS                0%(1)(2)                         6%(1)(2)                         12%(1)(2)
END OF    ACCUMULATED     -----------------------------   ------------------------------   -------------------------------
POLICY   AT 5% INTEREST    DEATH     POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR     PER YEAR(1)     BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------   --------------   -------    ------   ---------   -------    ------    ---------   -------     ------    ---------
 1..        $    945      $100,079   $  79     $    0     $100,104   $   104    $     0    $100,130   $    130   $      0
2...           1,937       100,623     623        428      100,695       695        499     100,770        770        574
3...           2,979       101,147   1,147        952      101,299     1,299      1,104     101,464      1,464      1,268
4...           4,073       101,650   1,650      1,454      101,917     1,917      1,721     102,217      2,217      2,021
5...           5,222       102,131   2,131      1,935      102,548     2,548      2,352     103,032      3,032      2,837
6...           6,428       102,587   2,587      2,430      103,188     3,188      3,032     103,915      3,915      3,759
7...           7,694       103,018   3,018      2,900      103,839     3,839      3,721     104,871      4,871      4,753
8...           9,024       103,423   3,423      3,345      104,498     4,498      4,420     105,905      5,905      5,827
9...          10,420       103,801   3,801      3,762      105,166     5,166      5,126     107,025      7,025      6,986
10..          11,886       104,149   4,149      4,149      105,838     5,838      5,838     108,236      8,236      8,236
15..          20,392       105,387   5,387      5,387      109,198     9,198      9,198     115,939     15,939     15,939
20..          31,247       105,488   5,488      5,488      112,168    12,168     12,168     127,194     27,194     27,194
25..          45,102       103,729   3,729      3,729      113,719    13,719     13,719     143,192     43,192     43,192
40..         114,156             0       0          0            0         0          0     230,585    130,585    130,585


(1) Assumes annual premium payments of $900 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                                     VUL220



                               MALE ISSUE AGE 35


                      STANDARD NONSMOKER UNDERWRITING RISK


                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION A


                                CURRENT CHARGES



                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         -------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                        6% (1)(2)                       12% (1)(2)(3)
END OF   ACCUMULATED     ------------------------------   ------------------------------   -------------------------------
POLICY  AT 5% INTEREST    DEATH     POLICY    SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR (1)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------  --------------   -------    ------    ---------   -------    ------    ---------   -------     ------    ---------
   1       $  1,575      $150,000   $ 1,118    $   157    $150,000   $ 1,196    $   236    $150,000   $  1,275   $    315
   2          3,229       150,000     2,181      1,130     150,000     2,408      1,357     150,000      2,644      1,593
   3          4,965       150,000     3,208      2,068     150,000     3,651      2,513     150,000      4,134      2,997
   4          6,788       150,000     4,203      2,978     150,000     4,935      3,713     150,000      5,763      4,544
   5          8,703       150,000     5,202      3,894     150,000     6,294      4,992     150,000      7,580      6,284
   6         10,713       150,000     6,208      4,943     150,000     7,736      6,481     150,000      9,609      8,364
   7         12,824       150,000     7,234      6,163     150,000     9,277      8,205     150,000     11,883     10,812
   8         15,040       150,000     8,284      7,427     150,000    10,924     10,067     150,000     14,431     13,574
   9         17,367       150,000     9,333      8,690     150,000    12,659     12,016     150,000     17,256     16,613
  10         19,810       150,000    10,308      9,879     150,000    14,410     13,981     150,000     20,313     19,884
  15         33,986       150,000    14,506     14,506     150,000    23,891     23,891     150,000     40,676     40,676
  20         52,079       150,000    17,291     17,291     150,000    34,640     34,640     150,000     73,098     73,098
  25         75,170       150,000    18,056     18,056     150,000    46,337     46,337     171,607    126,131    126,131
  40        190,260             0         0          0     150,000    83,007     83,007     644,009    586,511    586,511



(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.



(3) Alternative Death Benefit applies.

                                     VUL220



                               MALE ISSUE AGE 35


                      STANDARD NONSMOKER UNDERWRITING RISK


                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION A


                               GUARANTEED CHARGES



                                 VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                       6% (1)(2)                       12% (1)(2)(3)
END OF   ACCUMULATED     -----------------------------   ------------------------------   -------------------------------
POLICY  AT 5% INTEREST    DEATH     POLICY   SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR (1)    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------  --------------   -------    ------   ---------   -------    ------    ---------   -------     ------    ---------
   1       $  1,575      $150,000   $  793    $    0     $150,000   $   860    $     0    $150,000   $    927   $      0
   2          3,229       150,000    1,559       496      150,000     1,743        680     150,000      1,935        873
   3          4,965       150,000    2,293     1,135      150,000     2,643      1,487     150,000      3,027      1,872
   4          6,788       150,000    2,994     1,743      150,000     3,563      2,315     150,000      4,209      2,964
   5          8,703       150,000    3,662     2,321      150,000     4,499      3,162     150,000      5,491      4,159
   6         10,713       150,000    4,294     3,008      150,000     5,450      4,165     150,000      6,879      5,593
   7         12,824       150,000    4,908     3,837      150,000     6,435      5,363     150,000      8,400      7,329
   8         15,040       150,000    5,523     4,666      150,000     7,472      6,615     150,000     10,089      9,232
   9         17,367       150,000    6,137     5,494      150,000     8,562      7,919     150,000     11,959     11,316
  10         19,810       150,000    6,706     6,277      150,000     9,664      9,235     150,000     13,987     13,559
  15         33,986       150,000    8,868     8,868      150,000    15,349     15,349     150,000     27,158     27,158
  20         52,079       150,000    9,437     9,437      150,000    20,875     20,875     150,000     47,484     47,484
  25         75,170       150,000    7,349     7,349      150,000    25,122     25,122     150,000     79,206     79,206
  40        190,260             0        0         0            0         0          0     388,633    352,867    352,867



(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.



(3) Alternative Death Benefit applies.

                                     VUL220



                               MALE ISSUE AGE 35


                      STANDARD NONSMOKER UNDERWRITING RISK


                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION B


                                CURRENT CHARGES



                                  VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         -------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                        6% (1)(2)                       12% (1)(2)(3)
END OF   ACCUMULATED     ------------------------------   ------------------------------   -------------------------------
POLICY  AT 5% INTEREST    DEATH     POLICY    SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR    PER YEAR (1)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------  --------------   -------    ------    ---------   -------    ------    ---------   -------     ------    ---------
   1       $  1,575      $151,116   $ 1,116    $   155    $151,194   $ 1,194    $   234    $151,273   $  1,273   $    313
   2          3,229       152,175     2,175      1,123     152,401     2,401      1,350     152,636      2,636      1,586
   3          4,965       153,195     3,195      2,055     153,637     3,637      2,498     154,117      4,117      2,980
   4          6,788       154,182     4,182      2,956     154,909     4,909      3,687     155,732      5,732      4,513
   5          8,703       155,171     5,171      3,863     156,255     6,255      4,952     157,532      7,532      6,235
   6         10,713       156,167     6,167      4,902     157,682     7,682      6,426     159,539      9,539      8,294
   7         12,824       157,182     7,182      6,111     159,206     9,206      8,135     161,788     11,788     10,717
   8         15,040       158,220     8,220      7,363     160,834    10,834      9,997     164,304     14,304     13,447
   9         17,367       159,255     9,255      8,612     162,544    12,544     11,901     167,088     17,088     16,445
  10         19,810       160,210    10,210      9,782     164,260    14,260     13,832     170,087     20,087     19,658
  15         33,986       164,241    14,241     14,241     173,408    23,408     23,408     189,781     39,781     39,781
  20         52,079       166,693    16,693     16,693     183,312    33,312     33,312     220,070     70,070     70,070
  25         75,170       166,865    16,865     16,865     193,050    43,050     43,050     266,642    116,642    116,642
  40        190,260             0         0          0     199,675    49,675     49,675     631,145    481,145    481,145



(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                                     VUL220



                               MALE ISSUE AGE 35


                      STANDARD NONSMOKER UNDERWRITING RISK


                 FACE AMOUNT: $150,000--DEATH BENEFIT OPTION B


                                CURRENT CHARGES



                                   VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          -------------------------------------------------------------------------------------------------
            PREMIUMS                0% (1)(2)                        6% (1)(2)                        12% (1)(2)
END OF    ACCUMULATED     ------------------------------   ------------------------------   -------------------------------
POLICY   AT 5% INTEREST    DEATH     POLICY    SURRENDER    DEATH     POLICY    SURRENDER    DEATH      POLICY    SURRENDER
 YEAR     PER YEAR (1)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE
------   --------------   -------    ------    ---------   -------    ------    ---------   -------     ------    ---------
   1        $  1,575      $150,791   $   791    $     0    $150,858   $   858    $     0    $150,925   $    925   $      0
   2           3,229       151,553     1,553        491     151,736     1,736        674     151,928      1,928        867
   3           4,965       152,282     2,282      1,124     152,631     2,631      1,475     153,013      3,013      1,858
   4           6,788       152,977     2,977      1,726     153,542     3,542      2,294     154,185      4,185      2,939
   5           8,703       153,636     3,636      2,295     154,467     4,467      3,130     155,451      5,451      4,119
   6          10,713       154,258     4,258      2,972     155,403     5,403      4,117     156,817      6,817      5,531
   7          12,824       154,859     4,859      3,788     156,368     6,368      5,297     158,310      8,310      7,239
   8          15,040       155,459     5,459      4,602     157,381     7,381      6,524     159,961      9,961      9,104
   9          17,367       156,055     6,055      5,412     158,441     8,441      7,798     161,782     11,782     11,139
  10          19,810       156,603     6,603      6,174     159,507     9,507      9,078     163,747     13,747     13,319
  15          33,986       158,607     8,607      8,607     164,863    14,863     14,863     176,241     26,241     26,241
  20          52,079       158,904     8,904      8,904     169,637    19,637     19,637     194,544     44,544     44,544
  25          75,170       156,421     6,421      6,421     172,270    22,270     22,270     220,472     70,472     70,472
  40         190,260             0         0          0           0         0          0     364,032    214,032    214,032



(1) Assumes annual premium payments of $1,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                                     VUL500



                               MALE ISSUE AGE 45
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES


                                 VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ------------------------------------------------------------------------------------------------
           PREMIUMS                 0% (1)(2)                          6% (1)(2)(3)                    12% (1)(2)(3)
END OF   ACCUMULATED     -------------------------------   ------------------------------------   -----------------------
POLICY  AT 5% INTEREST    DEATH      POLICY    SURRENDER     DEATH        POLICY     SURRENDER      DEATH        POLICY
 YEAR    PER YEAR (1)    BENEFIT     VALUE       VALUE      BENEFIT       VALUE        VALUE       BENEFIT       VALUE
------  --------------   -------     ------    ---------    -------       ------     ---------     -------       ------
  1       $   15,750     $800,000   $ 12,099   $  4,854    $  800,000   $   12,915   $    5,671   $  800,000   $   13,733
  2           32,288      800,000     23,630     15,045       800,000       26,014       17,436      800,000       28,500
  3           49,652      800,000     34,781     25,181       800,000       39,491       29,891      800,000       44,603
  4           67,884      800,000     45,551     35,951       800,000       53,355       43,755      800,000       62,171
  5           87,029      800,000     56,177     46,577       800,000       67,859       58,259      800,000       81,602
  6          107,130      800,000     66,663     58,434       800,000       83,034       74,806      800,000      103,089
  7          128,237      800,000     77,159     70,302       800,000       99,057       92,199      800,000      126,995
  8          150,308      800,000     87,706     82,220       800,000      116,003      110,518      800,000      153,612
  9          173,668      800,000     98,271     94,156       800,000      133,925      129,810      800,000      183,289
  10         198,102      800,000    108,205    105,463       800,000      152,198      149,455      800,000      215,668
  15         339,868      800,000    150,376    150,376       800,000      251,710      251,710      800,000      438,380
  20         520,789      800,000    176,809    176,809       800,000      370,713      370,713      996,896      817,128
  25         751,702      800,000    181,927    181,927       800,000      518,722      518,722    1,684,166    1,451,867
  40       1,902,596            0          0          0     1,382,281    1,316,458    1,316,458    7,668,089    7,302,942

        VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
        ----------
        12% (1)(2)(3)
END OF  ----------
POLICY  SURRENDER
 YEAR     VALUE
------  ---------
  1     $    6,490
  2         19,928
  3         35,003
  4         52,571
  5         72,002
  6         94,861
  7        120,138
  8        148,126
  9        179,174
  10       212,925
  15       438,380
  20       817,128
  25     1,451,867
  40     7,302,942



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.



(3) Alternative Death Benefit applies.

                                     VUL500



                               MALE ISSUE AGE 45


                      STANDARD NONSMOKER UNDERWRITING RISK


                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION A


                               GUARANTEED CHARGES



                                      VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          --------------------------------------------------------------------------------------------------------
            PREMIUMS                 0% (1)(2)                         6% (1)(2)                           12% (1)(2)
END OF    ACCUMULATED     -------------------------------   -------------------------------   ------------------------------------
POLICY   AT 5% INTEREST    DEATH      POLICY    SURRENDER    DEATH      POLICY    SURRENDER     DEATH        POLICY     SURRENDER
 YEAR     PER YEAR (1)    BENEFIT     VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT       VALUE        VALUE
------   --------------   -------     ------    ---------   -------     ------    ---------    -------       ------     ---------
   1       $   15,750     $800,000   $ 10,176   $  2,882    $800,000   $ 10,919   $  3,626    $  800,000   $   11,664   $    4,373
   2           32,288      800,000     19,963     11,278     800,000     22,087     13,407       800,000       24,306       15,630
   3           49,652      800,000     29,360     19,760     800,000     33,508     23,908       800,000       38,018       28,418
   4           67,884      800,000     38,355     28,755     800,000     45,175     35,575       800,000       52,899       43,299
   5           87,029      800,000     46,938     37,338     800,000     57,085     47,485       800,000       69,056       59,456
   6          107,130      800,000     55,087     46,858     800,000     69,221     60,993       800,000       86,598       78,370
   7          128,237      800,000     62,932     56,075     800,000     81,722     74,864       800,000      105,806       98,948
   8          150,308      800,000     70,615     65,129     800,000     94,743     89,258       800,000      127,001      121,516
   9          173,668      800,000     78,162     74,047     800,000    108,371    104,257       800,000      150,512      146,398
  10          198,102      800,000     85,121     82,378     800,000    122,166    119,423       800,000      176,103      173,360
  15          339,868      800,000    110,166    110,166     800,000    193,250    193,250       800,000      347,659      347,659
  20          520,789      800,000    112,637    112,637     800,000    264,172    264,172       800,000      638,679      638,679
  25          751,702      800,000     76,513     76,513     800,000    331,111    331,111     1,319,654    1,137,632    1,137,632
  40        1,902,596            0          0          0     800,000    220,557    220,557     5,785,567    5,510,063    5,510,063



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.



(3) Alternative Death Benefit applies.

                                     VUL500



                               MALE ISSUE AGE 45


                      STANDARD NONSMOKER UNDERWRITING RISK


                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION B


                                CURRENT CHARGES



                                       VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ----------------------------------------------------------------------------------------------------------
            PREMIUMS                 0% (1)(2)                          6% (1)(2)                            12% (1)(2)
END OF    ACCUMULATED     -------------------------------   ---------------------------------   ------------------------------------
POLICY   AT 5% INTEREST    DEATH      POLICY    SURRENDER     DEATH       POLICY    SURRENDER     DEATH        POLICY     SURRENDER
 YEAR     PER YEAR (1)    BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE
------   --------------   -------     ------    ---------    -------      ------    ---------    -------       ------     ---------
   1       $   15,750     $812,057   $ 12,057   $  4,812    $  812,871   $ 12,871   $  5,627    $  813,686   $   13,686   $    6,443
   2           32,288      823,499     23,499     14,915       825,870     25,870     17,291       828,342       28,342       19,769
   3           40,652      834,515     34,515     24,915       839,185     39,185     29,585       844,252       44,252       34,652
   4           67,884      845,098     45,098     35,498       852,812     52,812     43,212       861,526       61,526       51,926
   5           87,029      855,501     55,501     45,901       867,016     67,016     57,416       880,558       80,558       70,958
   6          107,130      865,730     65,730     57,501       881,822     81,822     73,594       901,526      101,526       93,298
   7          128,237      875,935     75,935     69,078       897,399     97,399     90,542       924,769      124,769      117,912
   8          150,308      886,140     86,140     80,655       913,798    113,798    108,313       950,527      150,527      145,042
   9          173,668      896,293     96,293     92,179       931,028    131,028    126,913       979,071      179,071      174,957
  10          198,102      905,702    105,702    102,959       948,393    148,393    145,650     1,009,908      209,908      207,165
  15          339,868      943,472    143,472    143,472     1,039,045    239,045    239,045     1,214,642      414,642      414,642
  20          520,789      961,146    161,146    161,146     1,133,594    333,594    333,594     1,535,960      735,960      735,960
  25          751,702      951,373    151,373    151,373     1,225,748    425,748    425,748     2,045,866    1,245,866    1,245,866
  40        1,902,596            0          0          0     1,252,105    452,105    452,105     6,260,248    5,460,248    5,460,248



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                                     VUL500



                               MALE ISSUE AGE 45
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION B
                               GUARANTEED CHARGES



                                      VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ----------------------------------------------------------------------------------------------------------
           PREMIUMS                 0% (1)(2)                          6% (1)(2)                            12% (1)(2)
END OF   ACCUMULATED     -------------------------------   ---------------------------------   ------------------------------------
POLICY  AT 5% INTEREST    DEATH      POLICY    SURRENDER     DEATH       POLICY    SURRENDER     DEATH        POLICY     SURRENDER
 YEAR    PER YEAR (1)    BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE
------  --------------   -------     ------    ---------    -------      ------    ---------    -------       ------     ---------
  1       $   15,750     $810,133   $ 10,133   $  2,839    $  810,873   $ 10,873   $  3,581    $  811,615   $   11,615   $    4,324
  2           32,288      819,838     19,838     11,152       821,948     21,948     13,268       824,153       24,153       15,477
  3           49,652      829,109     29,109     19,509       833,218     33,218     23,618       837,687       37,687       28,087
  4           67,884      837,931     37,931     28,331       844,666     44,666     35,066       852,292       52,292       42,692
  5           87,029      846,289     46,289     36,689       856,274     56,274     46,674       868,050       68,050       58,450
  6          107,130      854,154     54,154     45,926       868,009     68,009     59,781       885,034       85,034       76,806
  7          128,237      861,650     61,650     54,793       879,987     79,987     73,130       903,477      103,477       96,620
  8          150,308      868,909     68,909     63,423       892,342     92,342     86,856       923,645      123,645      118,159
  9          173,668      875,943     75,943     71,829       905,123    105,123    101,008       945,784      145,784      141,669
  10         198,102      882,290     82,290     79,548       917,855    117,855    115,112       969,566      169,566      166,823
  15         339,868      902,431    102,431    102,431       978,796    178,796    178,796     1,118,885      318,885      318,885
  20         520,789      896,017     96,017     96,017     1,024,872    224,872    224,872     1,339,579      539,579      539,579
  25         751,702      847,532     47,532     47,532     1,032,062    232,062    232,062     1,656,738      856,738      856,738
  40       1,902,596            0          0          0             0          0          0     3,349,296    2,549,296    2,549,296



(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.



(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                             MEMBER FINANCIAL GROUP

           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (HARMONY)

                      (Minimum Initial Face Amount $25,000)
                                    Issued by

                        FORTIS BENEFITS INSURANCE COMPANY

                                                                PROSPECTUS DATED
                                                                     May 1, 1995



MAILING ADDRESS:    STREET ADDRESS:                  TELEPHONE:
P.O. BOX 64582      500 BIELENBERG              1-800-800-2638,
ST. PAUL, MN        DRIVE                        EXTENSION 3028
55164               WOODBURY, MN 55125


The flexible premium variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company and are designed to provide (1) lifetime insurance coverage on the insureds named in the Policies and (2) flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs with a single insurance policy.

With respect to the Policy Value available for investment under a Policy, the Policy owner may elect to receive a rate of return based on one or more of the following separate investment portfolios of Fortis Series Fund, Inc.: The Aggressive Growth Series, the International Stock Series, the Global Growth Series, the Growth Stock Series, the Growth and Income Series, the Global Asset Allocation Series, the High Yield Series, the Global Bond Series, the Asset Allocation Series, the Diversified Income Series, the U.S. Government Securities Series, or the Money Market Series. There is no guaranteed minimum Policy Value with respect to these Portfolios, and the Policy owner bears the entire investment risk that this value (or the Surrender Value) may decline to zero. Alternatively, a Policy owner may, with respect to all or part of the Policy Value, elect to receive fixed rates of return.

The Policy may be fully surrendered at any time for its Surrender Value, and, after the first Policy year, the Policy owner may generally make a partial withdrawal of Surrender Value once a year. The Policy owner also may take out Policy loans and has considerable flexibility to vary the frequency and amount of premium payments. Payment of Planned Periodic Premiums will not necessarily keep a Policy from lapsing if the Surrender Value is exhausted. However, the Policy will not lapse in the first two years if certain minimum premium payments are made. $300 is generally the smallest possible initial annual premium.

This Prospectus contains detailed information about these and other Policy features, including certain restrictions and limitations which apply. This Prospectus also discusses the way in which the return earned by the Policy Value can affect a Policy's death benefit and Surrender Value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to, an existing flexible premium variable or other life insurance policy.

THESE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
         CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS PRECEDED
               OR ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FORTIS
                  SERIES FUND, INC., WHICH CONTAINS ADDITIONAL
                         INFORMATION ABOUT THAT ENTITY.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                     [LOGO]

TABLE OF CONTENTS


                                                                                          PAGE
                                                                                          ----
INDEX OF DEFINED WORDS AND PHRASES...............................................           4
SUMMARY..........................................................................           5
    - Fortis Benefits/Fortis Financial Group Member..............................           5
    - Payment of Premiums........................................................           5
    - Allocation of Net Premiums Among Various Alternatives......................           6
    - Policy Value...............................................................           7
    - Surrenders and Exchanges...................................................           7
    - Other Charges..............................................................           8
    - Death Benefit..............................................................           8
    - Optional Insurance Benefits................................................           9
    - Benefit at Maturity........................................................           9
    - Policy Loans...............................................................           9
    - Settlement Options.........................................................           9
    - Taxes......................................................................           9
    - Right to Return a Policy...................................................           9
    - How to Exercise Your Rights Under a Policy.................................          10
THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.................................          10
    - The Separate Account.......................................................          10
    - Fortis Series Fund, Inc....................................................          11
POLICY BENEFITS..................................................................          11
    - Death Benefit..............................................................          11
    - Death Benefit Options......................................................          12
    - Accelerated Benefit Rider..................................................          12
    - Changes in Face Amount.....................................................          14
    - Change in Death Benefit Option.............................................          15
    - Policy Value...............................................................          16
    - Calculation of Separate Account Policy Value...............................          16
    - Separate Account Net Investment Return.....................................          17
PAYMENT AND ALLOCATION OF PREMIUMS...............................................          17
    - Issuance of a Policy.......................................................          17
    - Premiums...................................................................          18
    - Allocation of Premiums and Policy Value....................................          20
    - Policy Lapse and Reinstatement.............................................          21
CHARGES AND DEDUCTIONS...........................................................          22
    - Premium Expense Charge.....................................................          22
    - Monthly Deduction From Policy Value........................................          23
    - Contingent Deferred Sales Charge...........................................          25
    - Miscellaneous..............................................................          26
    - Charges Against the Separate Account.......................................          26
    - Guarantee of Certain Charges...............................................          26
LOAN PRIVILEGES..................................................................          27
    - Effect of a Policy Loan....................................................          27
    - Repayment of a Loan........................................................          28
SURRENDER AND PARTIAL WITHDRAWAL.................................................          28
RIGHTS RESERVED BY FORTIS BENEFITS INSURANCE COMPANY.............................          29
    - Payment and Deferment......................................................          29

                                                                                          PAGE
                                                                                          ----
DISTRIBUTION OF THE POLICIES.....................................................          30

FEDERAL TAX MATTERS..............................................................          31
    - Tax Status of the Policy...................................................          31
    - Taxation of Policy Benefits................................................          32
    - Taxation of Fortis Benefits................................................          34
OTHER POLICY PROVISIONS..........................................................          34
MANAGEMENT.......................................................................          37
VOTING PRIVILEGES................................................................          38
REPORTS..........................................................................          38
STATE REGULATION.................................................................          39
LEGAL MATTERS....................................................................          39
EXPERTS..........................................................................          39
FINANCIAL STATEMENTS.............................................................          39
APPENDIX A
    - Optional Income Plans......................................................         A-1
    - Optional Insurance Benefits................................................         A-2
APPENDIX B
    - Illustrations of Death Benefits, Policy Values, Surrender Values and
      Accumulated Premiums.......................................................         B-1
APPENDIX C
    - The General Account........................................................         C-1
    - General Description........................................................         C-1
    - General Account Policy Value...............................................         C-1
    - Transfers, Surrenders and Policy Loans.....................................         C-2
TELEPHONE TRANSFER AUTHORIZATION FORM


THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

The purpose of the Policies is to provide insurance protection for the beneficiary named therein. No claim is made that the Policies are in any way similar or comparable to a systematic investment plan of a mutual fund.

INDEX OF DEFINED WORDS AND PHRASES

Below are listed certain words and phrases used in this Prospectus, together with the page or pages of this Prospectus on which each is defined or explained.



                                                                                          PAGE
                                                                                          ----
Age...............................................................................         35
Alternative Death Benefit.........................................................         12
Contingent Deferred Sales Charge..................................................         25
Date of Receipt...................................................................         34
Death Benefit Type A (Type "A")...................................................         12
Death Benefit Type B (Type "B")...................................................         12
Face Amount.......................................................................         17
Fortis Series.....................................................................         11
Fortis Group Funds................................................................         35
Fortis Benefits...................................................................          5
General Account...................................................................        C-1
Grace Period......................................................................         21
Guideline Annual Premium..........................................................         25
Home Office.......................................................................         10
Monthly Deduction.................................................................         23
Monthly Anniversary...............................................................         18
Net Amount at Risk................................................................         23
Net Premium.......................................................................          6
NYSE..............................................................................         17
Planned Periodic Premium..........................................................         18
Policy Anniversary................................................................         17
Policy Date.......................................................................         17
Policy Value......................................................................         16
Portfolio.........................................................................         11
Premium Expense Charge............................................................         22
Pro Rata Basis....................................................................         23
Required Premium..................................................................         19
Separate Account..................................................................         10
Subaccount........................................................................         11
Surrender Value...................................................................          7
Valuation Date....................................................................         16
Valuation Period..................................................................         17
1940 Act..........................................................................         10

SUMMARY

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company, the issuer of the Policies, was founded in 1910. At the end of 1994, Fortis Benefits had approximately $61 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV N.V. and 50% by Fortis Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a member of the Fortis Financial Group, a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Time Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.

Fortis AMEV N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV N.V. and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. Fortis had over $108 billion in assets as of year-end 1994.

All of the guarantees and commitments under the Policies are general obligations of Fortis Benefits, regardless of whether the Policy Value has been allocated to the Separate Account or to the General Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Policies.

PAYMENT OF PREMIUMS

At the time of Policy issuance, the Policy owner must either (1) pay in advance at least the sum of twelve monthly Required Premiums specified in the Policy or
(2) pay at least the initial amount under a Planned Periodic Premium payment schedule established by the Policy owner which, if followed, will result in the payment of at least the sum of such Required Premiums in the first Policy year. If the Planned Periodic Premium is paid monthly, the initial premium must at least equal two months' Planned Periodic Premiums. The smallest possible monthly Minimum Premium is generally $25. Thereafter, subject to the limitations described under "Payment and Allocation of Premiums--Premiums," premium payments may be made at any time and in any amount. All Policies will specify a Planned Periodic Premium, but payment of this is optional, except to the extent described above with respect to the initial premium payment.

A Policy is guaranteed not to lapse in the first two Policy years if, as of each Monthly Anniversary during that period, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals (2) the cumulative monthly Required Premiums, assuming regular monthly payment thereof commencing on the Policy Date and continuing through the current Monthly Anniversary. If these requirements are not met on any Monthly Anniversary, the guarantee terminates and may not be reinstated. The initial monthly Required Premiums are specified in each Policy, and additional minimum premium payments will be necessary to keep this guarantee in effect if the Face Amount of the Policy or rider benefits are increased during the first two Policy years. See "Payment and Allocation of Premiums--Premiums."

If the minimum premium requirement described above is not met in the first two Policy years, and in any event thereafter, a Policy will lapse if the Surrender Value becomes insufficient to pay the continuing charges and deductions. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement." Premium payments in excess of the Planned Periodic Premium payments may therefore be necessary to keep a Policy in force.

A Premium Expense Charge will be deducted from each premium payment to help cover premium taxes and sales expenses. See "Charges and Deductions--Premium Expense Charge." The remainder is the "Net Premium." The Premium Expense Charge, as a percentage of each premium payment, is currently 2.2% for premium taxes plus 5% for sales expenses.

ALLOCATION OF NET PREMIUMS AMONG VARIOUS ALTERNATIVES

The owner of a Policy may allocate Net premiums paid under a Policy to one or more of the Subaccounts of Variable Account C, a separate investment account of Fortis Benefits (see "The Separate Account and Fortis Series Funds, Inc.") and/or to Fortis Benefits' General Account. The assets in each of the current Subaccounts are invested in a separate class (or series) of stock of Fortis Series Fund, Inc. ("Fortis Series"), a "series" type of mutual fund. Each class of stock represents a separate investment Portfolio within Fortis Series. The investment Portfolios of Fortis Series which are currently available are the Aggressive Growth Series, the International Stock Series, the Global Growth Series, the Growth Stock Series, the Growth and Income Series, the Global Asset Allocation Series, the High Yield Series, the Global Bond Series, the Asset Allocation Series, the Diversified Income Series, the U.S. Government Securities Series, and the Money Market Series. Premiums allocated to the General Account are held as part of Fortis Benefits' general investment assets. See Appendix C--"The General Account."

Each Portfolio has a different investment objective and is managed by Fortis Advisers, Inc. For providing investment management services to the Portfolios, Fortis Advisers, Inc. currently receives a fee from the Funds as follows: for Aggressive Growth Series, .7% of the first $100 million of average daily net assets and .6% thereafter; for International Stock Series, .85% of the first $100 million of such assets, and .8% thereafter; for Global Growth Series, .7% of the first $500 million of average daily net assets, and .6% thereafter; for Growth Stock Series and Growth and Income Series, .7% of the first $100 million of average daily net assets, and .6% thereafter; for Global Asset Allocation Series, .9% of the first $100 million of such assets, and .85% thereafter; for Asset Allocation Series and High Yield Series, for Global Bond Series, .75% of the first $100 million of such assets, and .65% thereafter; .5% of the first $250 million of average daily net assets, and .45% thereafter; for Diversified Income Series and U.S. Government Securities Series, .5% of the first $50 million of average daily net assets, and .45% thereafter; for Money Market Series, .3% of the first $500 million of average daily net assets, and .25% thereafter; and The Portfolios also bear most of their other expenses.

The International Stock Series, the Global Asset Allocation Series and the Global Bond Series has each retained a sub-adviser to provide investment research, advice and supervision subject to the general control of Fortis Advisers, Inc. Lazard Freres Asset Management is the sub-adviser of the International Stock Series; Morgan Stanley Asset Management Limited is the sub-adviser of the Global Asset Allocation Series; and Warburg Investment Management International Ltd. is the sub-adviser of the Global Bond Series.

From its advisory fee, Fortis Advisers, Inc. pays the sub-advisers a fee at an annual rate as follows: For International Stock Series, .45% of the first $100 million of such Series' average daily net assets, and .375% thereafter; for Global Asset Allocation Series, .5% of the first $100 million of such assets, and .4% thereafter; and for the Global Bond Series, .35% of the first $100 million of such assets, and .225% thereafter.

For a full description of the Portfolios, see the prospectus for Fortis Series which accompanies this Prospectus and the Statement of Additional Information referred to therein.

A Policy owner may change allocations of future Net premiums at any time without charge by submitting a written request in form acceptable to Fortis Benefits, subject to certain limitations. See "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value." Because investment performance of a Subaccount (unlike that of the General Account) is not guaranteed by Fortis Benefits, allocation of Net premiums to a Subaccount increases the amount of the investment risk to the Policy owner, and allocation to the General Account decreases such risk. However, the potential benefit of the General Account is limited to the guaranteed return, plus any discretionary return declared by Fortis Benefits from time to time.

TRANSFERS OF POLICY VALUE. A Policy owner may transfer amounts among the Subaccounts at any time. Transfers may also be made at any time from a Subaccount to the General Account. The Policy owner, under Fortis Benefits' current rules, may transfer up to 50% of any unloaned Policy Value in the General Account to one or more Subaccounts. This transfer may be made only once during the Policy year and Policy Value may not be transferred out of the General Account at any other time.

For additional conditions and limitations on transfers, see "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix C--"Transfers, Surrenders and Policy Loans."

POLICY VALUE

The "Policy Value" is the amount "at work" for the Policy owner earning a return in the Separate Account and/or in the General Account at any time. It is the cumulative amount of premiums paid to date, less any withdrawals and less all deductions and charges imposed to date under the Policy, plus the cumulative net amount of positive or negative investment return earned to date on amounts allocated to the Separate Account under the Policy, plus the cumulative net amount of interest earned to date on amounts held in the General Account under the Policy.

SURRENDERS AND EXCHANGES

A Policy may be surrendered at any time for all of its Surrender Value, and, subject to certain conditions, part of the Surrender Value may be withdrawn up to once a year after the first Policy year. See "Surrender and Partial Withdrawal." The Surrender Value is the Policy Value, less the amount of the Contingent Deferred Sales Charge, less the amount of any Policy loan, plus any loan interest paid for future periods (see "Loan Privileges"). If Death Benefit Type A is in effect, a partial withdrawal will reduce the Policy's Face Amount on a dollar-for-dollar basis.

CONTINGENT DEFERRED SALES CHARGE. Assuming no Face Amount increases have been made, the maximum Contingent Deferred Sales Charge is 25% of the lesser of (1) the sum of twelve monthly Required Premiums specified in the Policy schedule as being subject to such charge or (2) the actual amount of premiums paid through the end of the first two Policy years. The Contingent Deferred Sales Charge decreases for surrenders after the fifth Policy year and continues to decrease for each year thereafter until it reaches zero after the ninth Policy year. Western Life imposes a comparable amount of additional Contingent Deferred Sales Charge with respect to certain total surrenders following increases in Face Amount. See "Charges and Deductions--Contingent Deferred Sales Charge," for a further description of these charges.

EXCHANGE FOR FIXED BENEFIT POLICY. At any time before the second Policy Anniversary, a Policy may be exchanged for a new policy of fixed benefit insurance on the insured's life. Such exchanges will be implemented by transferring all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and Appendix C--"The General Account."

OTHER CHARGES

In addition to the Premium Expense Charge, Fortis Series expenses, and Contingent Deferred Sales Charge referred to above, the following charges are imposed under the Policies:

MONTHLY DEDUCTION. The Policy Value will be reduced by a Monthly Deduction equal to the sum of (1) a monthly cost of insurance charge, (2) the monthly cost of any optional insurance benefits added by rider, and (3) an administrative charge of $5.00 per month in each Policy year. See "Charges and Deductions--Monthly Deduction From Policy Value." Fortis Benefits expects to derive no profit from the charges set forth in (3) above. For policies applied for prior to July 1, 1988, see "Charges and Deductions--Monthly Deductions From Policy Value."

CHARGES AGAINST THE SEPARATE ACCOUNT. A daily charge at an annual rate of .75% of the average daily net assets that are attributable to Policies in each Subaccount of the Separate Account is imposed to compensate Fortis Benefits for its assumption of certain mortality and expense risks. See "Charges and Deductions--Charges Against the Separate Account."

Subject to certain limitations, the charge for cost of insurance, the premium tax charge, the charge for certain optional insurance riders, and the amount of Required Premiums may be increased in the future. As to charges that may be imposed or increased in the future, see generally "Charges and Deductions."

DEATH BENEFIT

The Policy provides for the payment of a benefit upon the death of the insured pursuant to one of two options, as selected in advance by the Policy owner. Under Death Benefit Type A, the death benefit is the Face Amount of the Policy. Under Death Benefit Type B, the death benefit is the Face Amount of the Policy plus the Policy Value on the date of death. If greater than the death benefit otherwise payable under Type A or Type B, an Alternative Death Benefit equal to a multiple (determined by Age at death) of the Policy Value will be paid. See "Policy Benefits--Death Benefit." The death benefit payable will in any case be reduced by any outstanding Policy loan and any due and unpaid charges accrued during the Grace Period.

Subject to certain limitations and conditions, the Policy owner may increase or decrease the Face Amount of the Policy, change the death benefit from Type A to Type B or from Type B to Type A. See "Changes in Face Amount" and "Change in Death Benefit Option" under "Policy Benefits." Any increase in the Face Amount or change in death benefit from Type A to Type B requires additional evidence of insurability satisfactory to Fortis Benefits. An increase in Face Amount will result in additional sales and cost of insurance charges. See "Contingent Deferred Sales Charge" and "Monthly Deduction From Policy Value" under "Charges and Deductions." An increase in the initial Face Amount within the first two Policy years will also increase the monthly Required Premiums that must be paid to guarantee that the Policy will not lapse during that period. See "Payment and Allocation of Premiums-- Premiums."

OPTIONAL INSURANCE BENEFITS

A Policy owner has the flexibility to add optional insurance benefits by rider, to the extent available in the Policy owner's state. These optional benefits are described in Appendix A--"Optional Insurance Benefits."

BENEFIT AT MATURITY

Unless the Policy owner exercises an option to extend the Maturity date of the Policy the Policy matures if the insured reaches Age 95. See "Other Policy Provisions--Option to Extend the Maturity Date." When the Policy matures the Policy Value, less the amount of any outstanding Policy loan, will be paid to the Policy owner, upon return of the Policy.

POLICY LOANS

A Policy owner may borrow up to 90% of the difference between the Policy Value and the amount of any then-applicable Contingent Deferred Sales Charge. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Contingent Deferred Sales Charge. The interest rate credited on loaned amounts is 5%, and the interest rate charged on loans is 7.4% per year, payable in advance, except to the extent that certain Policy owners may qualify for a higher credited rate for Policy loans. See "Loan Privileges."

SETTLEMENT OPTIONS

Any amount payable on death of the insured or other termination of a Policy may be received in cash or pursuant to one of several "settlement" options, at the election of the Policy owner or beneficiary. See Appendix A--"Optional Income Plans."

TAXES

For federal income tax purposes, under current law, Fortis Benefits believes that gains in Policy Value resulting from positive net investment returns will not be taxed to Policy owners until such gains are distributed to them.

Policy loan interest generally is not deductible for federal income tax purposes. In addition, certain Policy loans, Policy pledges, or Policy assignments may constitute taxable distributions.

Also, certain changes under a Policy (such as changes in Face Amount, death benefit option, and perhaps other changes) or payment of premiums in excess of certain amounts may have significant tax consequences. Accordingly, Policy owners are strongly encouraged to consult competent tax advisers in this regard.

For a brief discussion of these and certain other tax implications of owning a Policy, see "Federal Tax Matters."

RIGHT TO RETURN A POLICY

The Policy owner may return the Policy by delivery or by mailing postmarked within 10 days after receipt (except where state law requires a longer period), within 45 days after he or she signs Part I of the application for insurance, or within 10 days after receipt of a Notice of Withdrawal Right, whichever is the latest, and receive a refund within 7 days. Nevertheless, under Fortis Benefits' current administrative practice, the Notice of Withdrawal Right will continue to be accepted if its Date of Receipt is not more than 20 days after Fortis Benefits releases the Policy to an active status in its processing system, pursuant to its administrative and underwriting procedures. The amount refunded will be the amount of the premiums paid. See "Policy Benefits--Changes in Face Amount" for a description of similar rights to cancel any increases in Face Amount.

HOW TO EXERCISE YOUR RIGHTS UNDER A POLICY

To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a loan, surrender, or partial withdrawal, the owner must utilize forms prepared by Fortis Benefits for each purpose; and it is recommended that Fortis Benefits' forms also be used for making any other change or request. The forms are available from your sales representative or from Fortis Benefits at its Home Office: P.O. Box 64582, St. Paul, MN 55164, 1-800-800-2638, extension 3028. Should a request be received for a loan, surrender or partial withdrawal that is not on Fortis Benefits' form, the proper form will be sent to the Policy owner, and, in the case of a total surrender, the owner will usually be contacted, as well. The completed forms, as well as any premium payments, loan and interest payments, and all other communications should also be submitted to Fortis Benefits' Home Office.

If a Policy owner has submitted a telephone authorization form which has been received by Fortis Benefits, transfers of Policy Value may be made by telephone. The number to call for this purpose is 1-800-800-2638, extension 3028. A Telephone Authorization Form is attached at the end of this Prospectus. Fortis Benefits will not be responsible for, and the Policy owner will bear the risk of loss from, oral instructions, including fraudulent instructions which are reasonably believed to be genuine. Fortis Benefits will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, Fortis Benefits may be liable for any losses due to unauthorized or fraudulent instructions. Fortis Benefit's procedures are to verify address and social security number, tape record the telephone call and provide written confirmation of the transaction. Fortis Benefits reserves the right to modify, condition or terminate this telephone privilege at any time without prior notice.

Fortis Benefits reserves the right to require return of the Policy with any request which makes a change in the Policy. After effecting the requested change, Fortis Benefits will deliver a revised Policy to the Policy owner. Currently, however, Fortis Benefits requires the Policy to be returned only on maturity, total surrender or death of the insured.

Unless the context indicates otherwise, the foregoing Summary and the discussion in the rest of this Prospectus assume that Surrender Values are sufficient to pay all charges deducted on Monthly Anniversaries and that no Policy loans have been made.

THE SEPARATE ACCOUNT AND FORTIS SERIES FUND, INC.

THE SEPARATE ACCOUNT

The Separate Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account C by Fortis Benefits pursuant to the insurance laws of Minnesota as of March 13, 1986. The Separate Account is used to fund the Policies, as well as certain other variable life insurance policies issued by Fortis Benefits. The assets allocated to the Separate Account are the property of Fortis Benefits. Although the Separate Account is an integral part of Fortis Benefits, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Each Policy provides that assets in the Separate Account representing reserves for variable life insurance policies shall not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits contributed funds to establish various Subaccounts of the Separate Account and Fortis Benefits or its affiliated companies may accumulate in the Separate Account proceeds from charges under the Policies and other amounts in excess of the Separate Account assets representing Policy reserves. Fortis Benefits may from time to time transfer to its general investment assets any Separate Account assets in excess of amounts attributable to Policy reserves.

The assets in each Subaccount are invested in a distinct class (or series) of stock issued by Fortis Series, each representing a separate investment Portfolio within Fortis Series. New Subaccounts may be added as new Portfolios are added to Fortis Series and made available to Policy owners. Correspondingly, if any Portfolios are eliminated from Fortis Series, Subaccounts may be eliminated from the Separate Account.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. Fortis Series has served as the investment medium for the Separate Account since the Separate Account commenced operations. Fortis Series is also an investment medium for Variable Account D of Fortis Benefits, through which variable annuity contracts are issued. Although Fortis Benefits does not foresee any material conflicts between the interests of Policy owners and variable annuity contract owners, Fortis Series' Board of Directors will monitor to identify any material irreconcilable conflicts that may develop and to determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Portfolios of Fortis Series, each of which corresponds to one of the Subaccounts of the Separate Account. Any dividend or capital gain distributions received from a Portfolio that are attributable to Policies will be reinvested in shares of that Portfolio at net asset value as of the date paid. Such distributions will have the effect of reducing the net asset value of each share of the Portfolio and increasing the number of Portfolio shares outstanding. However, the total Policy Value in the corresponding Subaccount will not change as a result of any such distribution.

Fortis Series' Portfolios are the Aggressive Growth, International Stock Series, Global Growth, Growth Stock, Growth and Income, Global Asset Allocation, Asset Allocation, High Yield, Global Bond, Diversified Income, U.S. Government Securities, and Money Market Series. A full description of the Portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the prospectus for Fortis Series accompanying this Prospectus and in the Statement of Additional Information referred to therein. The complete risk disclosure in the Prospectus for the High Yield Series, Global Asset Allocation Series, the Asset Allocation Series, and the Diversified Income Series should be read before selection of them for Policy investment.

POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, Fortis Benefits will, upon due proof of the insured's death and return of the Policy, pay the insurance proceeds of the Policy to the named beneficiary. Fortis Benefits will pay interest from the date of death to the date of commencement of any optional income plan or to the date of distribution at a minimum of 3 1/2% per annum. See Appendix A--"Optional Income Plans."

The insurance proceeds are: (1) the death benefit provided under Type A or Type B, whichever is in effect on the date of death, plus (2) any additional insurance on the insured's life that is provided by rider, minus (3) any outstanding Policy loan and any due and unpaid charges accruing during a Grace Period, plus (4) any loan interest paid by the Policy owner for periods beyond the date of death.

DEATH BENEFIT OPTIONS

The Policy owner selects one of the two below-described death benefit options in the application and can thereafter change the option by written request. See "Change in Death Benefit Option," below.

TYPE A. The death benefit is equal to the Face Amount of insurance.

TYPE B. The death benefit is equal to the Face Amount of insurance plus the Policy Value at the date of death.

ALTERNATIVE DEATH BENEFIT. Under either Type A or Type B, there is an Alternative Death Benefit which applies if it provides a death benefit greater than the death benefit option chosen. The Alternative Death Benefit is a multiple of the Policy Value at the date of death as set forth in the table below.

   AGE OF
   INSURED           MULTIPLE OF
  AT DEATH          POLICY VALUE
 ----------         ------------
 40 or less             2.50
     45                 2.15
     50                 1.85
     55                 1.50
     60                 1.30
     65                 1.20
     70                 1.15
     75                 1.05
     80                 1.05
     85                 1.05
     90                 1.05
     95                 1.00



For Ages not listed, the progression between the listed Ages is constant.

Both Type A and Type B provide insurance protection, as well as possible build-up of Policy Value. Under Type A, the insurance coverage remains level unless the Alternative Death Benefit applies. Under Type B, the insurance coverage varies as the Policy Value changes.

For any Face Amount, the death benefit under Type B will be greater than or equal to that under Type A, since the Policy Value is added to the Face Amount and included in the death benefit under Type B but not under Type A. However, the cost of insurance included in the Monthly Deduction (see "Charges and Deductions--Monthly Deduction From Policy Value") will be greater, and thus the accumulation of Policy Value will be lower, under Type B than under Type A, assuming the same Face Amount and otherwise identical Policies.

ACCELERATED BENEFIT RIDER

The Accelerated Benefit Rider will be issued as a part of all policies issued in a state that has approved such rider. The Accelerated Benefit Rider allows a Policy owner to receive benefits from the Policy that would be otherwise payable upon the death of the insured. The benefit may vary state-by-state and a Fortis Benefits representative should be consulted as to whether, and to what extent, the rider is available in any particular state.

The Accelerated Benefit Rider allows the Policy owner to elect an accelerated payment of all or part of the death benefit under the Policy and any term insurance rider that is less than two years prior to expiry or maturity. The accelerated payment will be discounted for twelve months' interest and will be reduced by any outstanding loan, if not otherwise paid, multiplied by the percentage of the eligible amount which is accelerated. The interest rate discount will be equal to the lesser of (1) the applicable federal interest rate determined under Section 846(c)(2) of the Internal Revenue Code; (2) the current maximum statutory adjustable policy loan interest rate or (3) 10%. Fortis Benefits can furnish details about the amount of the benefit under the Accelerated Benefit Rider available to an eligible Policy owner under a particular Policy. The benefits paid under the Accelerated Benefit Rider are available when Fortis Benefits has received written notice and satisfactory proof (a certificate by a doctor) that the insured has a life expectancy of twelve months or less due to an irreversible medical condition. The benefit will be paid in a lump sum unless otherwise agreed to by Fortis Benefits.

The payment of a benefit must be approved in writing by any irrevocable beneficiary and any collateral assignee. No benefit is available if the insured's irreversible medical condition results from self-inflicted injury and such injury occurs within the first two policy years (one year in Colorado and North Dakota). If such injury occurs beyond such period, the amount that may be requested may not include any part of the death benefit that was first effective within a two year period (one year in Colorado and North Dakota) prior to such injury.

All or part of the eligible amount may be accelerated under the Accelerated Benefit Rider. If the death benefit is only partially accelerated, a Face Amount at least equal to the minimum Face Amount required for the Policy or rider must remain under the Policy or rider. The benefit payable must be at least $2,500.00, or if smaller the entire eligible amount. If the entire eligible amount is accelerated, the Policy or rider will terminate. If the entire eligible amount is paid on the person who is insured under the base Policy, any rider on the Policy that provides insurance on the life of any other person will be administered according to the provisions in the rider concerning the death of the person insured under the base Policy.

The maximum amount of any benefit payable under a Policy and all of the policies issued by Fortis Benefits under any other Accelerated Benefit Rider on such policies is $500,000. If only a portion of the eligible amount is paid, the Policy and/or rider will remain in force. The amount of insurance, and the loan amount and Surrender Value if the benefit is paid on the death benefit provided by the base Policy, of the Policy or rider will be reduced as of the date of approval of the benefit request by the percentage of the eligible amount which is accelerated. The monthly Minimum Premiums and cost of insurance will be adjusted as if (1) a loan repayment were made equal to the reduction in the loan amount, (2) a withdrawal were made equal to the reduction in Surrender Value (3) and a face amount decrease were made equal to the difference between the accelerated eligible amount and the face amount decrease caused by the withdrawal.

There is no charge for this rider provision as a part of your policy. However, an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The current fee is $50.

Fortis Benefits agrees that unless otherwise required by law, no benefit will be paid if the Policy owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Receipt of payment of a benefit under the Accelerated Benefit Rider may affect eligibility for government sponsored benefit programs, such as Medicaid and Supplemental Security Income. The rider can be terminated by request.

The Accelerated Benefit Rider is not a long term care rider or nursing home insurance rider. The amount this rider pays may not be enough to cover medical, nursing home or other bills. The benefit can be used for any purpose.

Having the Accelerated Benefit Rider as a part of the Policy has no adverse tax consequences. However, electing to use it could. Although there currently are proposed IRS regulations which would treat a benefit received under the Accelerated Benefit Rider for income tax purposes like a death benefit received by a beneficiary after the death of an insured, receipt of a benefit under the Accelerated Benefit Rider may give rise to a Federal or State income tax. A competent tax adviser should be consulted for further information.

CHANGES IN FACE AMOUNT

INCREASE. A Policy owner may at any time increase the Face Amount of a Policy, subject to the conditions discussed below.

The minimum Face Amount increase currently is $5,000, and all other requirements are as if the increase were a separate Policy. Increases in Face Amount may be made only if the Surrender Value after the increase is large enough to cover at least the Monthly Deduction for the Policy month following the increase. Any increase requires that additional evidence of insurability be submitted to Fortis Benefits. No Face Amount increase will be permitted if benefits are being paid under the terms of a Waiver of Monthly Deductions Rider or the Waiver of Selected Amount Rider. See Appendix A--"Optional Insurance Benefits." Fortis Benefits may refuse a Face Amount increase if the effect would be to increase Fortis Benefits' Net Amount at Risk with respect to any insured under all Fortis Benefits insurance policies to more than $300,000, if it is unable to reinsure its risk in excess of that amount on customary terms. (Net Amount at Risk is the difference in amount between the death benefit and the Policy Value.) Fortis Benefits reserves the right to establish different maximum or minimum amounts for future Face Amount increases.

Certain surrenders following a Face Amount increase will be subject to an additional amount of Contingent Deferred Sales Charge. See "Charges and Deductions--Contingent Deferred Sales Charge." An increase in the initial Face Amount requested by the Policy owner in the first two Policy years also will increase the monthly Required Premium that must be paid to guarantee against lapse during that period. See "Payment and Allocation of Premiums--Premiums."

The Policy owner may cancel the Face Amount increase. The cancellation request must be delivered or mailed to Fortis Benefits by letter postmarked (1) within 10 days after receipt of a Policy schedule amendment reflecting any requested Face Amount increase, (2) within 45 days after the Policy change application for such increase is signed, or (3) within 10 days after receipt of a Notice of Withdrawal Right, whichever is latest. Upon such a cancellation, Monthly Deductions, including rider costs, arising from the increase are credited to the Policy Value. No premiums paid will be refunded, except that Fortis Benefits will promptly refund premiums (including any related premium expense charges) to the extent necessary to cure any violation of the then current maximum premium limitations under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Payment and Allocation of Premiums--Premiums." The Contingent Deferred Sales Charge and other charges will be adjusted to the level they were at before the Face Amount increase, as will the monthly Required Premium.

Also, during the first two years following a Face Amount increase requested by a Policy owner, the Policy owner may transfer all or part of the Policy Value to the General Account without charge. See "Policy Value Transfer" under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Values." Such a transfer to the General Account could be made, for example, in the amount of any premiums paid which are deemed attributable to the increase. See "Charges and Deductions--Contingent Deferred Sales Charge" regarding the method of such attribution.

DECREASE. After the first Policy year, the Policy owner may request a decrease in the Face Amount of the Policy. Face Amount decreases in the first two Policy years will be allowed only if the cumulative amount of premiums paid are at least equal to the sum of 12 monthly Required Premiums (computed without regard to substandard risk class or optional policy riders). A comparable restriction on decreases applies in the first two years following a Face Amount increase requested by the Policy owner.

The Face Amount remaining in force after any requested decrease may not be less than $25,000. No decrease in the Face Amount will be permitted if it would result in any violation of the then current maximum premium limitation determined by Internal Revenue Service rules. A reduction in Face Amount requested by the Policy owner within the first two Policy years will decrease the monthly Required Premium necessary to guarantee against lapse during that period.

For Policies applied for prior to May 1, 1990, the following procedures apply that are different from those set forth above:

     1. There is no prohibition on Face Amount decreases in the first Policy year (or in the first year following a Face Amount increase) and there is no requirement that any specific amount of premiums have been paid as a precondition to making any Face Amount decrease. All other limits and conditions on Face Amount decreases will apply as set forth in the prospectus.

     2. If the Policy owner elects to decrease the Face Amount within the first Policy year, the monthly Required Premium will be reduced for purposes of any guarantee against lapse that may be in effect and for purposes of any Contingent Deferred Sales Charge. The same is true if the Policy owner requests a Face Amount decrease within one year after a Face Amount increase (other than an increase resulting automatically from a change in death benefit type), except that only the amount of the monthly Required Premium attributable to the increase will be subject to the decrease. In either case, the decrease in monthly Required Premiums is the same as that described in relation to other Face Amount decreases under the heading "Payment and Allocation of Premiums--Premiums" in the prospectus.

EFFECTIVE DATE. Any Face Amount increase or decrease will become effective on the Monthly Anniversary on or next following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, the date Fortis Benefits approves the request. Nevertheless, there will be no insurance coverage under any change in Face Amount or other change in benefits requiring evidence of insurability, unless, at the time of delivery of a Policy schedule amendment reflecting the change in benefits, the insured's health remains as stated in the application for the change.

Commencing on its effective date, a change in the Face Amount generally will also affect the Net Amount at Risk and may affect the insured's rate class, both of which affect a Policy owner's monthly cost of insurance charge. See "Charges and Deductions--Monthly Deduction From Policy Value." This in turn can affect the level of subsequent Policy Values and death benefits.

CHANGE IN DEATH BENEFIT OPTION

The death benefit option in effect may be changed at any time by sending a written request in form acceptable to Fortis Benefits at its Home Office. The effective date of any such change will be the Monthly Anniversary on or following (1) the Date of Receipt of the request or (2) if evidence of insurability is required, approval by Fortis Benefits.

A change from Type A to Type B requires evidence of insurability and results in an automatic reduction in the Face Amount by the amount of the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount which is less than the minimum Face Amount of $25,000. Nor will a change in death benefit option be permitted if it results in any violation of the then current maximum premium limitations under Section 7702 of the Code. See "Payment and Allocation of Premiums--Premiums."

A change from Type A to Type B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from then on. Since, from then on, the Policy Value will be added to the new Face Amount, the death benefit will vary with the Policy Value. Moreover, under Type B, the Net Amount at Risk will not vary unless the Alternative Death Benefit is in effect. Therefore, after a change from Type A to Type B, the cost of insurance will generally be higher if the Policy Value increases, but lower if the Policy Value decreases. See "Charges and Deductions--Monthly Deduction From Policy Value."

Although a change from Type A to Type B results in an automatic reduction in Face Amount, it will not result in any change in the Contingent Deferred Sales Charge or monthly Required Premium.

If the death benefit option changes from Type B to Type A, the Face Amount will be increased by the amount of the Policy Value on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will continue to affect the determination of the death benefit from then on, because the Policy Value will no longer be added to the Face Amount in determining the death benefit. Therefore, after a change from Type B to Type A, the cost of insurance charges will generally be lower if the Policy Value increases but higher if the Policy Value decreases. See "Charges and Deductions--Monthly Deductions From Policy Value."

Although a change from Type B to Type A results in an automatic increase in the Face Amount of a Policy, no additional sales charge or expense charge will be imposed as a result of such a change, and no evidence of insurability will be required. Nor will there be any change in the monthly Required Premium under a Policy or any right to a refund of charges upon cancellation of the Face Amount increase.

POLICY VALUE

The total Policy Value at any time is the sum of the Policy Values in the General Account (see Appendix C--"The General Account" and "Loan Privileges") and the Subaccounts of the Separate Account at such time. The Policy Value in the Separate Account may increase or decrease on each Valuation Date, depending on the investment return of the chosen Subaccounts. See "Separate Account Net Investment Return," below. "Valuation Dates" are all business days, except, with respect to any Subaccount, days on which the related Fortis Series Portfolio does not value its shares. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

CALCULATION OF SEPARATE ACCOUNT POLICY VALUE

On each Valuation Date, the Policy Value in a Subaccount of the Separate Account will be:

     (1)  The cumulative amount of Net Premiums allocated to the Subaccount;
          plus

     (2) All amounts transferred to the Subaccount from the General Account or from another Subaccount; minus

     (3) Any amount transferred from the Subaccount to the General Account or to another Subaccount; minus

     (4)  Any partial withdrawal from the Subaccount; minus

     (5) The portion of the cumulative Monthly Deductions allocated to the Subaccount (see "Charges and Deductions--Monthly Deduction From Policy Value"); plus

     (6) The cumulative net investment return (discussed below) on the amount of Policy Value in the Subaccount from time to time.

The Policy's total Policy Value in the Separate Account is the sum of the Policy Values in each Subaccount, which have no guaranteed minimum.

SEPARATE ACCOUNT NET INVESTMENT RETURN

The net asset value for each Fortis Series Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), on each Valuation Date. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time.

Each Subaccount is credited with a rate of net investment return equal to its gross rate of investment return during each Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (at an annual rate of .75%) and (2) a charge for Fortis Benefits' income taxes, if any such tax charge becomes necessary in the future (see "Federal Tax Matters--Taxation of Fortis Benefits"). Each Subaccount's gross rate of investment return during a Valuation Period is the rate of increase or decrease in the per share net asset value of the underlying Fortis Series Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends or distributions paid by the Portfolio during the period.

A "Valuation Period" is the period between two successive Valuation Dates, commencing at the close of regular trading on the NYSE on each Valuation Date and ending at the close of regular trading on the NYSE on the next succeeding Valuation Date. Depending primarily on the investment experience of the underlying Portfolio, a Separate Account Subaccount's net investment return may be either positive or negative during a Valuation Period. Subject to applicable legal requirements, Fortis Benefits reserves the right to change the times of day when values under a Policy are determined.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application which will be sent to Fortis Benefits' Home Office. Currently the minimum Face Amount of insurance for which a Policy may be issued is $25,000. The maximum Face Amount with respect to any insured will depend on the availability of reinsurance for the Net Amount at Risk in excess of $300,000 as applied for under the Policy and all other life insurance policies in force with Fortis Benefits. A Policy will generally be issued only to insureds Age 70 or under who supply evidence of insurability satisfactory to Fortis Benefits. Acceptance is subject to Fortis Benefits' underwriting guidelines and Policy approval procedures. Any premium payments for a Policy that never goes into effect, or that is subsequently revoked, will be returned without interest.

If the proposed insured meets certain health requirements, Fortis Benefits will issue temporary term life insurance to cover the period before the Policy goes into effect. Temporary insurance will be issued only if the initial premium payment has been paid with the application and will not exceed $300,000 under all applications for the proposed insured pending with Fortis Benefits and any other insurers. If a temporary insurance benefit is paid, a premium for the amount of temporary coverage from the date of its issue to the date of death will be charged. Temporary coverage is subject to certain other conditions, including special limits for temporary coverage of certain optional benefits provided by rider, and is for a maximum of ninety days. Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application.

The Policy Date is the date used to determine Policy Anniversaries and Monthly Anniversaries, regardless of when the Policy is delivered. The Policy Date is also when Monthly Deductions commence. When temporary insurance has been provided, the Policy Date will ordinarily be the date of part I of the application, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. When no temporary insurance has been provided, the Policy Date will ordinarily be three days after the date the application is approved, except that if that date is the 29th through 31st of any month, the Policy Date will be the first of the next month. A later Policy Date will result in monthly deductions being taken out later and investment performance on any premium payment being reflected in the Separate Account later. A prospective purchaser may request a Policy Date later than that which otherwise would apply, subject to Fortis Benefits' current administrative policies. No interest or other return on premium payments will be credited prior to the Policy Date, however.

Notwithstanding the general procedures outlined above, the purchaser may, subject to Fortis Benefits' current administrative policies and state insurance law requirements, request a Policy Date up to six months prior to the date the Policy is issued, for the purpose of preserving a younger Age of the insured person under the Policy. A younger Age, in many cases, will result in a smaller monthly Required Premium, lower costs of insurance rates, and lower Contingent Deferred Sales Charges. An earlier Policy Date will also result in a correspondingly earlier commencement of Monthly Deductions. If an earlier Policy Date is requested, all monthly Required Premiums commencing with that date, plus the amount of initial premium payment that otherwise would be required, must be paid before the Policy will be issued.

In other cases, unless otherwise requested, if the insured person's birthday falls between the date of an application and the date the Policy is approved, the Policy Date will generally be set early enough to preserve the younger Age.

PREMIUMS

PAYMENT OF PREMIUMS. At least the sum of twelve monthly Required Premiums specified in the Policy must be paid in advance before a Policy will take effect; or, alternatively, at least the initial amount must be paid under a Planned Periodic Premium payment schedule established by the Policy owner which, if followed, will result in at least that sum being paid within the first Policy year. The initial amount must cover all monthly Required Premiums from the Policy Date to the next billing date, generally after the policy is mailed for delivery. If the Planned Periodic Premium is paid monthly, at least two months' Planned Periodic Premiums must be paid.

Each Policy owner will determine a Planned Periodic Premium schedule that provides for the payment of level premiums at specified intervals for the life of the Policy. (If desired, these may be paid by means of automatic monthly drafts on the Policy owner's checking account.) The Policy owner, however, is not required to pay premiums in accordance with the Planned Periodic Premium schedule, except to the extent described above with respect to the initial premium payment. THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Surrender Value. See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement."

Subject to the limitations described below, a Policy owner may make additional premium payments at any time in any amount. The total of all premiums paid may never exceed the then current maximum premium limitations under Section 7702 of the Code. If at any time a premium is paid that would result in any violation of the then current maximum premium limitations, Fortis Benefits will accept only that portion of the premium that will make total premiums equal to the limit. Fortis Benefits will promptly refund any such excess (including any related premium expense charge), unless the Policy owner directs otherwise. Any amount so refunded will include any positive net investment performance attributable to such amount prior to refund. The amount of any positive net investment performance refunded will constitute ordinary income to the Policy owner for federal income tax purposes.

Fortis Benefits reserves the right to impose additional limits on the number or amount of premium payments. Fortis Benefits currently has no intention of imposing such limits except when the Alternative Death Benefit is in effect. See "Policy Benefits--Death Benefit Options."

A Policy is guaranteed not to lapse in the first two Policy years, if as of each Monthly Anniversary during that period, (1) the cumulative amount of premiums paid to date, less the amount of any outstanding Policy loans and cumulative partial withdrawals taken by the Policy owner, at least equals (2) the cumulative monthly Required Premiums, assuming regular payment of such Required Premiums commencing on the Policy Date and on each Monthly Anniversary thereafter, including the current Monthly Anniversary.

REQUIRED PREMIUMS. The monthly Required Premium with respect to a Policy or benefit change is the estimated monthly premium payment which would keep the Policy (or benefit change) in force to maturity based on (1) the insured's then-current Age, sex, and smoking habits and (2) reasonable assumptions for interest, costs of insurance, and other expense charges described below under "Charges and Deductions--Monthly Deduction From Policy Value." The smallest monthly Minimum Premiums for a policy without substandard risks or optional riders is $25. Fortis Benefits reserves the right to change the monthly Required Premium both for purposes of the Contingent Deferred Sales Charge and for purposes of the no-lapse guarantee provided during the first two Policy years or pursuant to rider. Any such change will affect only subsequent increases in the monthly Required Premium due to changes in benefits. Also, the sum of twelve monthly Required Premiums for the initial Policy or any change in benefits will never exceed the "Guideline Annual Premium" for the Policy or change, respectively. For a discussion of "Guideline Annual Premium" see "Charges and Deductions--Contingent Deferred Sales Charge."

Starting with the Monthly Anniversary when any Face Amount increase requested by the Policy owner becomes effective, the monthly Required Premium will include an additional amount attributable to the increase above the Face Amount on which the previous monthly Required Premium was computed.

Starting with the Monthly Anniversary when any Face Amount decrease requested by the Policy owner becomes effective during the first two Policy years, the monthly Required Premium for purposes of the two-year guarantee against lapse will be reduced by an amount attributable to the decrease below the Face Amount on which the previous monthly Required Premium was computed. If there have been no Face Amount increases the decrease in any subsequent monthly Required Premium will be (1) the monthly Required Premium before the change, multiplied by (2) the proportion that the decrease represents of the Face Amount before the change. If there has been more than one Face Amount increase within the preceding Policy year, the decrease will be deemed to reduce the most recent increase first.

The initial monthly Required Premium for purposes of the two-year no-lapse guarantee is set forth in the Policy schedule included in the Policy. Any increased or decreased monthly Required Premium for this purpose will be set forth in a Policy schedule amendment delivered to the Policy owner following the change. For the purpose of guaranteeing that a Policy will not lapse in the first two Policy years (but not for purposes of determining the amount of any Contingent Deferred Sales Charge), the monthly Required Premium for the Face Amount or any Face Amount change will include an amount necessary to support any substandard rate class charges and any optional insurance benefits pursuant to Policy riders. Accordingly, for this purpose, any increase or decrease in optional benefits provided by rider will result in a higher or lower monthly Required Premium.

For the purpose of guaranteeing a Policy against lapse (but not for Contingent Deferred Sales Charge purposes), the amount of additional monthly Required Premium attributable to an increase in benefits will be based on the most recent rate class if the insured's rate class has worsened. On the other hand, the monthly Required Premium for this purpose will be reduced starting with the first Monthly Anniversary after Fortis Benefits approves any new rate class for the insured which is more favorable than that on which the previous monthly Required Premium was based.

ALLOCATION OF PREMIUMS AND POLICY VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policy owner indicates the initial allocation of Net Premiums among the General Account and the Subaccounts of the Separate Account. (As discussed below, this allocation will generally take effect at the end of 20 days following the date the Policy is mailed for delivery to the Policy owner.) Allocation percentages must be in whole numbers. The Policy owner may change the allocation of future Net Premiums without charge at any time (other than during any Grace Period) by submitting a written request in a form acceptable to Fortis Benefits at its Home Office. The change will be effective as of the Date of Receipt of such form.

The first Net Premium payment will be allocated automatically to the General Account as of the later of the Policy Date or Date of Receipt, and, assuming a Policy goes into effect, will earn a return for the Policy owner. Any other Net Premiums will be allocated to the General Account as of the later of the Policy Date or the Date of Receipt. These payments will be held in the General Account generally until the twentieth day following the date the Policy is mailed for delivery. Then, all Net Premiums, plus any other amounts previously earned in the General Account, will be re-allocated among the General Account and the Subaccounts in accordance with the premium allocation percentage established by the Policy owner. (If the Policy owner has not established such an allocation, the General Account will continue to be used.) If the insured is in a substandard risk category, the reallocation will occur 20 days after the Date of Receipt by Fortis Benefits of all items necessary under its administrative and underwriting procedures to release the Policy to an active status in its processing system.

Each Net Premium payment accepted after this reallocation is credited to the Subaccounts or General Account as of the Date of Receipt. There is an exception to this rule, however, with respect to any premium payments as to which underwriting requirements apply or when Fortis Benefits obtains authorization of the Policy owner to delay acceptance of the premium until permitted under
Section 7702 of the Code. In such cases, the Net Premium is held in a non-interest bearing account until it is allocated to the Subaccounts or General Account as of the later of the Date of Receipt of the premium or the date of acceptance of such premium by Fortis Benefits.

POLICY VALUE TRANSFERS. After the initial allocation of premiums has occurred, and subject to the limitations described below, the Policy owner may transfer Policy Value between the General Account and the Subaccounts of the Separate Account and among the Subaccounts, except during any Grace Period.

Transfers from the General Account to the Separate Account are limited to one transfer in each Policy year, which currently may not be for more than 50% of the General Account Policy Value at the date of transfer (excluding the amount of any General Account Policy Value attributable to Policy loans). However, if the unloaned General Account Policy Value at the date of transfer is less than $1,000, the Policy owner may transfer the entire unloaned balance from the General Account to the Separate Account. Fortis Benefits reserves the right to review these limits on an annual basis and, subject to the limits in the Policy, to reduce them.

Except as noted below, Fortis Benefits will determine all values in connection with transfers as of the Date of Receipt of the transfer request. Also, Fortis Benefits may in its discretion permit a continuing request for transfers of specified amounts automatically on a periodic basis. Fortis Benefits reserves the right to restrict the number and amount of transfers, but currently has no plans to impose any such restrictions. Fortis Benefits will give Policy owners advance notice of any such restrictions, if required under the terms of Policies issued in their state.

Transfers are not taxable under current law. Except as discussed below, transfer requests must be in writing, in a form acceptable to Fortis Benefits. Although it currently has no plans to do so, Fortis Benefits may impose a charge of up to $25 on transfers. Any such charge would be designed only to cover the administrative cost of effecting transfers. Telephone transfers may be made if a telephone authorization form has been received. See "Summary--How to Exercise Your Rights Under a Policy."

In no event will Fortis Benefits restrict or prohibit any transfer of all Policy Value to the General Account (1) during the first two Policy years, (2) within the first two years after a Face Amount increase requested by the Policy owner, or (3) within 60 days after the Policy owner receives notice of any material change in a Portfolio's investment policy. Nor will any transfer charge be imposed on such transfers, except that a charge may be imposed subsequent to the first full transfer after issue, a Face Amount increase, or a change in investment policy.

LIMITATION. Under the Policy, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series'
Portfolios: a Policy owner may not invest, allocate, transfer or exchange Policy Value into any Subaccount if the value allocated to that Subaccount under the Policy (and under any other insurance or annuity contract directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

POLICY LAPSE AND REINSTATEMENT

LAPSE. If the Surrender Value on any Monthly Anniversary is insufficient to cover the Monthly Deduction, Fortis Benefits will notify the Policy owner and any assignee of record of the shortfall unless the no-lapse guarantee is in effect during the first two Policy years (see "Payment of Premiums," above). The Policy owner will have a Grace Period of 61 days to make a premium payment sufficient to cover at least the difference between the Monthly Deductions until the end of the Grace Period and the Surrender Value. Failure to make a sufficient payment within the Grace Period will result in termination of the Policy, with no remaining Surrender Value. Nevertheless, the Grace Period will not begin while the no-lapse guarantee is in effect during the first two Policy years.

If the insured dies during the Grace Period, the insurance proceeds payable will be the Death Benefit in effect immediately prior to entering the Grace Period, but any due and unpaid Monthly Deductions will be deducted from the proceeds.

REINSTATEMENT. A lapsed Policy may be reinstated at any time within five years after the end of the Grace Period and before the maturity date by submitting the following items to Fortis Benefits: (1) a written application for reinstatement;
(2) evidence of insurability satisfactory to Fortis Benefits; (3) a premium that, after deduction of the Premium Expense Charge (see "Charges and Deductions--Premium Expense Charge"), at least equals the sum of (a) an amount necessary to keep the Policy in force for at least the two Policy months commencing with the effective date of reinstatement, which consists of two Monthly Deductions and, for reinstatements in the first two Policy years or within two years following a Face Amount increase requested by the Policy owner, any increase in the Contingent Deferred Sales Charge to the effective date of the reinstatement, (b) the balance needed to cover any due and unpaid Monthly Deductions through the end of the Grace Period, and (c) the amount of any unpaid monthly expense charges that would have applied from the end of the Grace Period until the earlier of the reinstatement date or the end of the first Policy year (see "Charges and Deductions--Monthly Deduction From Policy Value").

Any Policy loan on the date of termination will be automatically cancelled (except in jurisdictions where such cancellation is not permitted) and in that case need not otherwise be repaid or reinstated. The amount of Policy Value on the date of reinstatement will be equal to the premium paid at reinstatement, less the Premium Expense Charge, less the first Monthly Deduction paid in accordance with (a) above, and less the amounts paid in accordance with (b) and
(c) above and plus the Contingent Deferred Sales Charge assumed at lapse. (The last addition to Policy Value is designed to avoid duplicate Contingent Deferred Sales Charges.) This Policy Value will be allocated as the Policy owner requests or, in the absence of a request, to the General Account. If the Policy loan must be reinstated, the Policy Value will be increased by the amount of the loan, and that portion of the Policy Value will be held in the General Account and credited with interest at a rate of 5% per annum.

The date of reinstatement will be the first Monthly Anniversary on or following approval of the application for reinstatement. The no-lapse guarantee benefit provided during the first two Policy years or by rider will not be reinstated. Following reinstatement, the Contingent Deferred Sales Charge will be reinstated and will be calculated using the original Policy Date and Face Amount increase dates as appropriate. See "Charges and Deductions--Contingent Deferred Sales Charge."

CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE

SALES CHARGE. A 5% sales charge is deducted from each premium payment received by Fortis Benefits.

This charge and the Contingent Deferred Sales Charge discussed below help to defray sales expenses, including sales commissions and the cost of prospectuses, other sales material and advertising. The amount of sales charges deducted in any year, however, cannot be specifically related to actual sales expenses for that year. Fortis Benefits does not expect to recover all of its sales expenses from the sales charges. The balance will be recovered from other sources, including any profits attributable to cost of insurance and mortality and expense risk charges under the Policies and Fortis Benefits' general assets and surplus.

STATE PREMIUM TAX CHARGE. A charge is made for state premium taxes, currently 2.2% of each premium payment. The charge for premium taxes is imposed on all Policies even though there may be no premium tax assessed by the jurisdiction in which the Policy is purchased. Rather the 2.2% rate is the average tax rate Fortis Benefits estimates will be paid on premiums from all states. Fortis Benefits may change the amount of this charge if its estimates change. Fortis Benefits does not expect to make a profit from the premium tax charge.

MONTHLY DEDUCTION FROM POLICY VALUE

The Monthly Deduction from Policy Value includes the cost of insurance charge, the charge for optional insurance benefits added by rider (see Appendix A--"Optional Insurance Benefits") and the monthly administrative and expense charges. The cost of insurance charges and monthly administrative and expense charges are discussed separately in the paragraphs that follow.

The Monthly Deduction will be deducted as of each Monthly Anniversary commencing with the Policy Date. The Monthly Deduction will be allocated among the General Account and each Subaccount of the Separate Account selected by the Policy owner. If no such selection is made, or if there are insufficient funds in the selected Subaccounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Subaccount, respectively, bear to the Policy's total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy Loans) as of the date of the transaction (that is, on a "Pro Rata Basis").

If any part of a Monthly Deduction is not made because of insufficient Policy Value, and if the Policy nevertheless does not lapse, the undeducted amount will be deducted on receipt of any subsequent premium payment.

COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. Fortis Benefits will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month. The Net Amount at Risk for a Policy month is (1) the death benefit, divided by 1.0040741, at the beginning of the Policy month, less (2) the Policy Value at the beginning of the Policy month. Additional amounts may be charged if the insured's rate class is less favorable than standard.

If two Policies are otherwise identical, a Type A Policy will have a lower death benefit, higher Policy Value, and lower cost of insurance charges than a Type B Policy. Since the death benefit payable under Type A remains constant while the death benefit payable under Type B varies with the Policy Value, Policy Value increases will generally reduce the Net Amount at Risk under Type A but not under Type B. If the Net Amount at Risk is greater, the cost of insurance will be greater. If the Alternative Death Benefit is in effect (see "Policy Benefits--Death Benefit Options"), the cost of insurance will vary directly with the Policy Value under both death benefit options.

Cost of insurance rates are based on the Age, sex, and rate class of the insured. The actual monthly cost of insurance deductions will be based on Fortis Benefits' expectations as to future experience, and may increase each year as the insured's Age increases. The maximum cost of insurance rates for standard risk insureds will not exceed the rates provided by certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, Age and smoking status. These tables set forth different mortality estimates for males and females and for smokers and non-smokers. The maximum cost of insurance rates for a table-rated substandard insured are a multiple (shown on the Policy schedule page) of the above rates. Additional level amounts per thousand dollars of face amount are charged if a substandard insured is assigned a flat extra rating.

Any change in the cost of insurance rates or charges will apply to all insureds of the same Age, sex, and rate class.

Cost of insurance rates that differ as between male and female insureds are not permitted under current law in Montana, and perhaps other states or in connection with certain employee benefit arrangements. Employers should therefore seek legal advice as to any questions they may have in this regard. To the extent legally necessary, Fortis Benefits intends to make available gender-neutral cost of insurance rates, and affected purchasers should inquire of their sales representative whether these are currently available in their states. The gender-neutral rates may be higher than those otherwise applicable to females and lower than those otherwise applicable to males. Where gender-neutral rates are required, Required Premiums also will be the same as between otherwise comparable Policies for male and female insureds.

RATE CLASS. Fortis Benefits currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For an otherwise identical Policy, insureds in the standard rate class will have a lower cost of insurance than those in a rate class with a higher mortality risk and a higher cost of insurance than those in a rate class with a lower mortality risk.

If a Policy owner requests a Face Amount increase at a time when the insured is in a less favorable rate class than previously, a higher cost of insurance deduction will apply to that portion of the Net Amount at Risk attributable to the increase. (This does not apply to Face Amount increases resulting automatically from a change from Death Benefit Type B to Type A, as described under "Policy Benefits--Change in Death Benefit Option.") When the Alternative Death Benefit is in effect, the Net Amount at Risk can exceed the Policy's Face Amount, in which case the rate used for such excess approximately equals the blended rate for the other portion of the Net Amount at Risk. If the insured's rate class improves, the lower cost of insurance deduction will apply to the entire Net Amount at Risk, commencing on the Monthly Anniversary on or after Fortis Benefits approves the new rate class.

Any change from smoker to non-smoker rate class will take effect on the next Monthly Anniversary, and the non-smoker rates for the coverage under the base Policy will be applicable for the previous 12 months from the effective date of the change. Such reduced rates for the previous 12 months will be implemented by a refund credited at the effective date of the change.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the Face Amount when the Policy was issued.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES. A monthly administrative charge of $5.00 per Policy ($3.00 for Policies applied for prior to July 1, 1988) will be deducted from Policy Value as part of the Monthly Deduction for each Policy Month. This charge compensates Fortis Benefits for expenses incurred in administering the Policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $5.00 per month.

Also, during the first twelve Policy months, Fortis Benefits reserves the right to impose (1) a monthly expense charge of not more than $15.00 per month and (2) an additional monthly expense charge per $1,000 of Face Amount of not more than $.08 per month for insureds Age 29 and less and $.25 per month for insureds Age 30 and over. Fortis Benefits reserves the right again to impose these charges in full for twelve months following any Face Amount increase requested by the Policy owner, the additional "per thousand" charge being based on the dollar amount of the increase. These charges would be designed primarily to compensate Fortis Benefits for underwriting and other start-up expenses incurred in connection with the Policy or increase. Such expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records (including computer set-up costs). Fortis Benefits currently does not impose any of the monthly expense charges described in this paragraph (except pursuant to Policies applied for prior to July 1, 1988).

Under Policies applied for prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month during the first twelve Policy months following issuance or a Face Amount increase requested by the Policy owner.

Fortis Benefits does not expect its revenues from the monthly administrative and expense charges to exceed its costs and expenses in issuing and administering the Policies.

CONTINGENT DEFERRED SALES CHARGE

In addition to the 5% sales charge deducted from each premium payment (see "Charges and Deductions--Premium Expense Charge"), the Policies impose a Contingent Deferred Sales Charge on total surrenders during the first nine Policy years to help defray Fortis Benefits' sales expenses. The amount of the Contingent Deferred Sales Charge is a percentage of the lesser of (1) the sum of twelve monthly Required Premiums specified in the Policy schedule as being subject to such charge or (2) the actual amount of premium payments paid through the end of the first two Policy years. This percentage varies as follows:

    FOR A TOTAL           PERCENTAGE OF THE LESSER OF 12
  SURRENDER DURING        MONTHS' REQUIRED OR 24 MONTHS'
    POLICY YEAR                 ACTUAL PREMIUMS
  ----------------        ------------------------------
    1 through 5                       25%
         6                            20%
         7                            15%
         8                            10%
         9                             5%
    10 or later                        0%

Accordingly, for a Policy with premiums totalling $900 in the first year (for example, the Policy illustrated on page B-3 of Appendix B to this Prospectus), the Contingent Deferred Sales Charge that could be imposed would be $195.75, assuming no Face Amount increases. The maximum total sales charge with respect to such a $900 premium payment (including both the sales charge deducted from premiums and the Contingent Deferred Sales Charge) would be $240.75.

An additional amount of Contingent Deferred Sales Charge will be payable on certain total surrenders following an increase in Face Amount requested by the Policy owner. The additional Contingent Deferred Sales Charge will be 25% of the lesser of (1) the sum of twelve monthly Required Premiums (calculated without regard to the $25 limit or any charges for riders or substandard risks) for the Face Amount increase or (2) the amount of actual premium payments deemed attributable to the increase which are made within two years after the date of the increase. For purposes of determining the amount of the Contingent Deferred Sales Charge, a pro-rata portion of premium payments made after an increase in Face Amount and a pro-rata portion of Policy Value will be deemed actual premium payments attributable to the increase. The proportion of such premiums and Policy Value deemed attributable to the increase is the proportion which the "Guideline Annual Premium" for the increase bears to the sum of the "Guideline Annual Premiums" for the initial Face Amount and each layer of increase. (The "Guideline Annual Premium" is the amount of annual premium which would be necessary to provide the benefits under the Policy (or benefit change), including benefits under riders, until maturity, assuming a net investment return of 5% per annum, cost of insurance charge deductions based on the 1980 Commissioners Standard Ordinary Mortality Tables, any additional charges which are applicable because of substandard mortality risks, and other expense charges at applicable levels under the Code.) This method of attributing premiums to Face Amount increases may be changed to conform with any other attribution procedure permitted or required by the Securities and Exchange Commission for this purpose.

Commencing five years after the increase in Face Amount, the amount of the Contingent Deferred Sales Charge for that increase decreases in the same way as set forth in the above table, so that it will be zero for surrenders more than nine years after the date of the increase.

Following any change in the Contingent Deferred Sales Charge, a new Policy Schedule setting forth the revised charge will be delivered to the Policy owner. No Contingent Deferred Sales Charge whatsoever will be imposed on any termination of a Policy more than nine years after the later of the Policy Date or the date of any increase in Face Amount. Nor will any Contingent Deferred Sales Charge be deducted from any partial withdrawal of Surrender Value by the Policy owner.

MISCELLANEOUS

As discussed under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value" and "Surrender and Partial Withdrawal," Fortis Benefits reserves the right to impose charges to defray its administrative expenses in effecting transfers of Policy Value and partial withdrawals. Fortis Benefits currently has no plans to impose any such charges, which in any event would not be designed to yield revenues to Fortis Benefits in excess of its costs of effecting such transactions. Nor will these charges be imposed if such revenues, together with Fortis Benefits revenues from all other administrative and expense charges under the Policies, are expected to exceed Fortis Benefits total costs of issuing and administering the Policies.

CHARGES AGAINST THE SEPARATE ACCOUNT

CHARGE FOR MORTALITY AND EXPENSE RISKS. Commencing on the Policy Date, a daily charge is made for mortality and expense risks assumed by Fortis Benefits. The charge is at an annual rate of .75% of the average daily value of the net assets in the Separate Account that are attributable to the Policies.

The mortality risk assumed is that the insured may live for a shorter period of time than estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Fortis Benefits will realize a gain if the charges under the Policies prove to be more than sufficient to cover the actual costs of its mortality and expense commitments. If the charges are not sufficient, the loss will fall on Fortis Benefits.

CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes deemed attributable to the policies. However, Fortis Benefits may decide to make such a charge in the future. See "Federal Tax Matters--Taxation of Fortis Benefits."

GUARANTEE OF CERTAIN CHARGES

Fortis Benefits guarantees, and may not increase, the sales charge deducted from premiums, the maximum monthly administrative and expense charges, the charge against the Separate Account for mortality and expense risks with respect to the Policies, the maximum cost of insurance rates, and the maximum amount of any charges for transfers or partial withdrawals of Policy Value. Although the rate of the Contingent Deferred Sales Charge is guaranteed not to change, Fortis Benefits reserves the right to change the monthly Required Premium subject to the Contingent Deferred Sales Charge and that used for the purpose of the no-lapse guarantee. Any such change will affect only subsequent increases in the monthly Required Premium due to changes in benefits.

LOAN PRIVILEGES

The Policy owner may borrow money from Fortis Benefits using the Policy as the only security for the loan. The maximum amount that may be borrowed at any time is 90% of the difference between the Policy Value and the amount of any Contingent Deferred Sales Charge then in effect. In Texas, the Policy owner may also borrow up to 100% of the Policy Value in the General Account, less a pro-rata portion of the Contingent Deferred Sales Charge. Fortis Benefits will allocate a Policy loan among the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made, then the allocation will be on a Pro-Rata Basis.

Interest on Policy loans is at a fixed rate of 7.4% per year, payable annually in advance. If not paid when due, loan interest at the same rate will be added to the loan. The additional interest will be taken from the General Account and the Subaccounts on the same basis that Monthly Deductions are allocated.

EFFECT OF A POLICY LOAN

As of the Date of Receipt at Fortis Benefits Home Office of the loan request form and assignment of the Policy for security, Policy Value equal to the portion of the Policy loan allocated to each Subaccount will be transferred from such Subaccount to the General Account. This amount, plus the portion of the Policy loan allocable to Policy Value already being held in the General Account, will be credited with interest at an effective rate of 5% per annum. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH LOANED POLICY VALUES NOR WILL POLICY VALUES IN THE GENERAL ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

A loan, whether or not repaid, will have a permanent effect on Policy Value, to the extent that the investment results of the Subaccounts differ from the 5% annual rate credited to loaned amounts. A loan may also have a permanent effect on the death benefit, since a Type B benefit varies with the Policy Value and a Type A benefit may have resulted in an Alternative Death Benefit coming into effect if no loans were made. A loan may also cause the termination of the no-lapse guarantee provided during the first two policy years or pursuant to an optional rider because the loan amount is deducted from the total premiums paid in determining whether the Required Premiums have been paid for purposes of the guarantee.

A loan may also cause the Policy to lapse if projected earnings are not achieved. Adverse tax consequences may result if the Policy lapses, matures or is surrendered with loans outstanding. For Policies that are not modified endowment contracts, loans will be treated as ordinary income to the extent of the gain upon lapse, surrender or maturity. For Policies which are modified endowment contracts, loans are taxable distributions when taken. See "Federal Tax Matters--Taxation of Policy Benefits."

The loaned Policy Value on any Valuation Date will be the amount of the outstanding loan plus any interest credited on loaned Policy Value which has not yet been reallocated to the unloaned portion of the General Account or to the Subaccounts of the Separate Account as of the Valuation Date. Interest credited to loaned Policy Values will generally be reallocated upon each Policy Anniversary on the same basis that the Monthly Deductions are allocated. Interest credited will also be reallocated upon full repayment of the loan on the same basis as the repayment is reallocated.

REPAYMENT OF A LOAN

Indebtedness may be repaid in whole or in part any time before the Maturity Date while the insured is living. As of the Date of Receipt of the repayment, unless the Policy owner specifies otherwise, loaned Policy Value equal to the amount of the repayment will be reallocated among the unloaned portion of the General Account and the Subaccounts of the Separate Account in the same proportion as Net premiums are then being allocated to those accounts. The Policy owner must designate whether a payment is intended as a loan payment or as a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender of the Policy for the Surrender Value may be made at any time during the insured's lifetime. A Contingent Deferred Sales Charge will be deducted from the Policy Value on any full surrender within nine years after the Policy Date. An additional amount of Contingent Deferred Sales Charge may also be deducted on any full surrender within nine years after the date of any Face Amount increase above the amount on which such charge was previously calculated. See "Charges and Deductions--Contingent Deferred Sales Charge." (This does not apply to a Face Amount increase occurring automatically upon a change from a Type B to a Type A death benefit.)

Partial withdrawals of Surrender Value may be made once each Policy year after the first Policy year during the insured's lifetime. Partial withdrawals in the first two Policy years will be allowed only if cumulative premiums paid to date are at least equal to the sum of 12 monthly Required Premiums (calculated without regard to any charges for riders or substandard risks) for the initial Face Amount. A comparable restriction applies in the first two years following any Face Amount increases requested by the Policy owner. For policies applied for prior to May 1, 1990 partial withdrawals are not subject to a requirement that any specific amount of premiums have been paid. The amount withdrawn will be deducted from the General Account and the Subaccounts of the Separate Account selected by the Policy owner. If no selection is made, then the amount will be withdrawn on a Pro Rata Basis. Fortis Benefits reserves the right to deduct a withdrawal charge from the proceeds of partial withdrawals, although it has no current plans to do so. Any such charge would not be imposed on a full surrender, would not be designed to yield a profit to Fortis Benefits, and would not exceed $25 per withdrawal (or, if less, 2% of the amount withdrawn).

When Death Benefit Type A is in effect, any partial withdrawal will reduce the Face Amount and thus the death benefit, by the amount withdrawn. Such an automatic reduction in Face Amount does not result in any change in the monthly Required Premium, or the Contingent Deferred Sales Charge, but may result in a distribution (as a further partial withdrawal) of any additional amount necessary to comply with the maximum premium limitation under then-applicable Internal Revenue Service Rules. See "Payment and Allocation of Premiums--Premiums" and "Charges and Deductions--Contingent Deferred Sales Charge."

When Death Benefit Type B is in effect, the amount withdrawn will not reduce the Face Amount. However, the death benefit will be reduced by the amount withdrawn, because Policy Value is reduced by the amount withdrawn. Under either Type A or Type B, when the Alternative Death Benefit is in effect, a partial withdrawal will reduce the death benefit by a greater amount than otherwise would be the case.

A partial withdrawal may also cause the termination of the no-lapse guarantee provided during the first two Policy years or pursuant to an optional rider, because the partial withdrawal amount is deducted from the total premiums paid in determining whether the minimum Required Premiums have been paid for the purpose of the guarantee.

A Policy owner will not be permitted to make any partial withdrawal that would reduce the Face Amount of the Policy below the minimum Face Amount of $25,000. If a request for a partial withdrawal is received that would reduce the Face Amount below the minimum, Fortis Benefits will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be disregarded, reduced to a smaller amount or changed to a request for a full surrender.

Surrenders or partial withdrawals are made by sending a written request on Fortis Benefits form to its Home Office, together with the Policy, in the case of total surrender. See "Summary--How To Exercise Your Rights Under a Policy." The surrender or withdrawal, and any related automatic Face Amount reduction, will be effective as of the Date of Receipt by Fortis Benefits of the request on its form and, if required, the Policy.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgement, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

     - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act or otherwise to comply with laws, rules, regulations, interpretations, holdings, orders or rulings which necessarily or appropriately must be complied with for the Policies to serve their intended purposes.

     - To transfer or limit any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the General Account; or to add, combine or remove Subaccounts in the Separate Account.

     - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

     - To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Policy the aggregate amount of the types of charges which Fortis Benefits has guaranteed. See "Charges and Deductions--Guarantee of Certain Charges."

If any Portfolio materially changes its investment policy, a Policy owner will have sixty days after receiving notice of the change to transfer all of the Policy Value to the General Account, as described under "Payment and Allocation of Premiums--Allocation of Premiums and Policy Value."

PAYMENT AND DEFERMENT

With respect to amounts in the Subaccounts of the Separate Account, payment of the maturity proceeds, death benefit, all or a portion of the Surrender Value or a loan will ordinarily be made within five days after the Date of Receipt of all documents required for such payment. Also, death benefit payments will be made only after all state insurance law requirements (including receipt of any required tax waiver) are satisfied.

However, Fortis Benefits may defer the determination, application or payment of any death benefit, loan, partial withdrawal, surrender or any transfer of Policy Value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for a Policy, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners.

As with traditional life insurance, Fortis Benefits may delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned. Fortis Benefits may also defer the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear. To the extent permitted under the Policies and applicable state insurance laws, Fortis Benefits may also defer payment of Policy loans, partial withdrawals or other proceeds payable out of the General Account for a period of up to 6 months, although no such deferrals will be made of amounts to be used to pay premiums on insurance policies issued by Fortis Benefits.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the policies of Fortis Benefits, are also registered representatives of Fortis Investors, Inc. ("Investors"), the principal underwriter of the Policies, or registered representatives of other broker-dealer firms or representatives of firms that are exempt from broker-dealer regulation. Investors and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

When payable in full, the basic commission paid to representatives is 50% of all premiums, regardless of when paid, up to the first twelve monthly Required Premiums (and up to the amount of twelve months' Required Premiums attributable to Face Amount increases); 2% of all other premiums paid during the first six years after the Policy Date (or after increases in Face Amount); and .5% of all premiums paid thereafter. The Required Premiums for these purposes are those used to compute the maximum Contingent Deferred Sales Charge increased for substandard risk and certain riders and decreased by any term conversion credit. In many cases, representatives, broker-dealers or exempt firms are eligible for additional compensation, and general agents and managing general agents also receive additional compensation, based on meeting certain production standards. Commissions with respect to premium payments which are refunded are returned.

The commissions and other compensation are paid by Fortis Benefits on behalf of Investors under a distribution agreement entered into by them as of September 9, 1986. The commissions and other compensation do not, however, represent a charge or deduction against the Policy in addition to those set forth under "Charges and Deductions." Pursuant to the distribution agreement, Fortis Benefits also reimburses Investors for all of its expenses in serving as principal underwriter of the Policies and of Fortis Series shares offered in connection with the Policies. Such reimbursements for the Policies and for all other variable universal life policies issued by Fortis Benefits totaled $24,147,115 for 1994. The distribution agreement may be terminated by either party upon 60 days' notice to the other.

Investors is a Minnesota corporation engaged primarily in the sale of investment company securities. Investors is the principal underwriter for the following registered investment companies (in addition to the Separate Account and Fortis Series): Variable Account D of Fortis Benefits, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc.,

Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc. and Special Portfolios, Inc. Investors' address is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Officers, directors, and employees of Fortis Benefits and Investors, together with those of Fortis, Inc. and its other subsidiaries, are bonded pursuant to a joint fidelity bond, in the amount of $5,000,000 per occurrence, in favor of such companies.

FEDERAL TAX MATTERS

The following description is a brief summary of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Fortis Benefits are currently in effect.

The following discussion is intended to provide a general description of the federal income tax considerations associated with the Policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax adviser for more complete information. This discussion is based upon Fortis Benefits understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended, (the "Code") includes a definition of life insurance for federal income tax purposes. This definition can be satisfied by complying with either of two tests set forth in
Section 7702. Although the Secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which the tests under Section 7702 are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) provides certain requirements under Section 7702 of the Code for mortality and other expense charges of life insurance contracts. The Treasury issued proposed regulations on mortality charges in 1991. Fortis Benefits believes the Policies qualify as life insurance under the proposed regulations.

If it is subsequently determined that a Policy does not satisfy Section 7702, Fortis Benefits reserves the right to modify the Policy as appropriate, and to the extent possible, to qualify it as a life insurance contract under Section 7702.

If a Policy were determined not to be a life insurance contract for Section 7702 purposes, such Policy would not provide any of the tax advantages normally provided by a life policy.

Section 817(h) of the Code also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as life insurance for federal tax purposes. The Separate Account, through Fortis Series, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the assets of Fortis Series may be invested. Fortis Benefits believes that Fortis Series will be operated in compliance with the requirements prescribed by the Treasury.

In connection with the issuance of the temporary regulations on diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Policy owners may direct their investments to particular Subaccounts of the Separate Account. Additional guidance may come from the Treasury in the future. In that case the Treasury might treat a Policy owner as the owner of the assets of the Separate Account if a Fortis Series Portfolio is too narrow in its investment strategy, even though it technically meets the diversification requirements. It is not clear whether Treasury's position, if promulgated, would be applied on a prospective basis only. While Fortis Benefits believes that the investment strategies of the Policy's Portfolios are sufficiently broad, it reserves the right to modify the Policy as necessary to prevent the Policy owner from being considered the owner of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAXATION OF POLICY BENEFITS

IN GENERAL. Fortis Benefits believes that the proceeds and Policy Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

The exchange of the Policy for another life insurance policy, the payment of a premium, a change in Face Amount or death benefit option, a transfer or assignment of a Policy, a Policy loan, a lapse with an outstanding indebtedness, a partial withdrawal or the surrender of a Policy may have tax consequences depending on the circumstances. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each owner or beneficiary.

Generally, the Policy owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of a distribution from a Policy depend, in part, on whether the Policy is classified as a "modified endowment contract" under Section 7702A.

MODIFIED ENDOWMENT CONTRACTS. A Policy entered into after June 20, 1988, may be treated as a modified endowment contract depending upon the amount of premiums paid for such Policy. Policies entered into before June 21, 1988, that are materially changed after June 20, 1988, may in certain circumstances also be treated as modified endowment contracts. The premium limitation and material change rules for determining whether a Policy will be treated as a modified endowment contract are extremely complex. Moreover, due to the Policy's flexibility, classification as a modified endowment contract will depend on the circumstances of each Policy. Accordingly, a current or prospective Policy owner is strongly advised to contact a competent tax adviser before purchasing a Policy or paying a premium or making any other change in any existing Policy to determine whether the Policy would be treated as a modified endowment contract.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions from such a Policy are treated as taxable up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, and assignments as well as surrenders, withdrawals and benefits paid at maturity, are treated as taxable distributions. Third, a 10% additional income tax is imposed on the portion of any distribution or deemed distribution from such a Policy that is included in income except where the distribution, loan, assignment or pledge is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life of the Policy owner or the joint lives of the Policy owner and Policy owner's beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. The distribution rules for Policies that are not modified endowment contracts are the same as those that applied to all life insurance contracts before TAMRA was enacted. Thus, distributions from Policies that are not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (see below) and then only after the return of all such investment in the Policy as disbursing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from Policies that are not modified endowment contracts are not treated as distributions. Instead, such loans are treated as indebtedness of an owner.

In addition, upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income.

Finally, neither distributions nor loans from Policies that are not modified endowments are subject to the 10% additional income tax.

POLICY LOAN INTEREST. Generally, interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000.

No amount of Policy loan interest is, however, deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. The Policy owner should consult a tax adviser as to whether the Policy would be so deemed.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for the Policy including the amount of any loan received under the Policy to the extent that the loan is included in the gross income of the Policy owner minus (ii) the aggregate amount received under the Policy which was excluded from the gross income of the Policy owner, except that the amount of any loan received under the policy which is excluded from gross income shall be disregarded.

MULTIPLE CONTRACTS. Under TAMRA, all modified endowment contracts that are issued by Fortis Benefits (or its affiliates) to the same Policy owner during a calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

EXCHANGES. TAMRA also provides that a life insurance contract received in exchange for a Policy classified as a modified endowment contract will also be treated as a modified endowment contract. Accordingly, a Policy owner should consult a tax adviser before effecting an exchange of a Policy.

TAXATION OF FORTIS BENEFITS

Fortis Benefits does not initially expect to incur any federal income tax upon the earnings or capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Fortis Benefits determines that it may incur such taxes, it may assess a charge against the Separate Account for those taxes, which would reduce a Policy's net investment return.

Under present laws, Fortis Benefits may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Fortis Benefits may decide to make charges for such taxes or provisions for such taxes against the Separate Account.

OTHER POLICY PROVISIONS

OWNER. The owner of a Policy is the insured, unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a successor who would become the Policy owner if the owner should die before the insured dies. Otherwise the owner's estate would become the owner.

BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse of the insured may be subject to applicable laws and regulations. Fortis Benefits is not responsible for the validity of any change.

COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral. Rights under the Policy will be transferred to the extent of the assignee's interest. Fortis Benefits is not bound by an assignment or release thereof, unless it is in writing and is recorded at its Home Office. Fortis Benefits is not responsible for the validity of any assignment or release thereof.

DATE OF RECEIPT. The Date of Receipt by Fortis Benefits of any payment or other communication is the actual date it is received at Fortis Benefits Home Office in proper form unless received (1) after the close of the NYSE, or (2) on a date which is not a Valuation Date. In either of these two cases, the Date of Receipt will be deemed to be the next Valuation Date.

DATE OF CERTAIN CHANGES. Changes in beneficiaries and successor owners and assignments take effect as of the date the owner signed the change request, subject to any actions taken by Fortis Benefits prior to the Date of Receipt of written notice of the change in form satisfactory to Fortis Benefits or, in the case of an assignment, recording by Fortis Benefits.

SUICIDE. The insurance proceeds will not be paid if the insured commits suicide within two years (one year in Colorado and North Dakota) from the Policy Date. Instead, Fortis Benefits will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan, plus any loan interest paid for periods beyond the date of death, and less any partial withdrawals. If the insured commits suicide more than two years after the Policy Date but within two years (one year in Colorado and North Dakota) from the effective date of any reinstatement or increase in Face Amount requested by the Policy owner, Fortis Benefits liability with respect to such increase or reinstatement will be limited to the cost of insurance attributable to such increase or reinstatement since that date.

AGE AND SEX. If the insured's Age or sex as stated in the application is not correct, the death benefit under a Policy will be adjusted to reflect the amount of insurance coverage which the most recent cost of insurance charges and deductions for riders would have purchased at the correct Age and sex. As used herein, "Age" is the insured's actual age on the most recent Policy Anniversary.

INCONTESTABILITY. Fortis Benefits may contest the validity of a Policy, any Face Amount increase, or any optional insurance benefit based on other misstatements in the application therefor. However, any such statements will be considered representations and not warranties. Fortis Benefits will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Policy Date. Fortis Benefits will not contest the validity of any optional insurance benefit, reinstatement or increase in Face Amount after it has been in force during the insured's lifetime for two years from its effective date.

OPTION TO EXTEND MATURITY DATE. This option is available as part of Policies issued in a state that has approved the endorsement containing this provision. This option allows the Policy owner to request a later maturity date, if the Policy Value is at least $2,000. The request must be in writing and must be made within 60 days of the current maturity date.

If this option is exercised the Policy owner will not be permitted to (1) make any further premium payments except if necessary to prevent lapse of the Policy
(2) make any Face Amount or death benefit option changes or (3) make any partial withdrawals that would reduce the Policy Value below $2,000.

Also, upon exercise of this option the following occurs: (1) No further cost of insurance charges are deducted as part of the Monthly Deduction (2) The Guaranteed Death Benefit lapses and the Death Benefit becomes the Alternative Death Benefit (see Death Benefit Options--Alternative Death Benefit) (3) No further Policy Value Advances or Cash Value Bonuses are credited (4) All supplemental riders except the Accelerated Benefit Rider terminate and (5) Any Policy loan will be charged interest at an effective annual rate of 3.85% per year payable in advance.

DIVIDENDS. The Policies are nonparticipating. This means that they are not eligible for dividends and they do not participate in any distribution of Fortis Benefits' surplus.

ADDITIONAL CREDITS FOR CERTAIN GROUPS. The credits described below will be made under Policies owned by Fortis, Inc., its subsidiaries, any individual who at the time of purchase is an officer, director, employee, retiree or sales representative of any such company, any Fortis Series director, any director of any of the other mutual funds managed by Fortis Advisers, Inc., or a spouse or child under the age of 21 of any such person, or a representative or employee of a broker-dealer that has a selling agreement with Fortis Investors, Inc. No credit will be made for any policy for which sales compensation is paid. In Fortis Benefits discretion, certain charges may also be reduced or waived for these categories of persons.

Fortis Benefits will credit 40% of the sum of twelve monthly Required Premiums (calculated without regard to the $25 limit and any optional riders or substandard risks) in the first Policy year and 25% of the sum of twelve such monthly Required Premiums then in effect in the second Policy year. The first credit, after deduction of the Premium Expense Charge, will be applied as if it were a premium payment received on the date the Policy is released by Fortis Benefits to an active status in its processing system. The second credit will be applied similarly on the first Policy Anniversary, unless the Policy owner has requested a Face Amount decrease (in which case, the second credit will be forfeited). The premium returned upon exercise of the Policy owner's right to cancel a Policy will not include the amount of any credit.

The foregoing program is subject to termination at any time without notice. All charge variations will reflect differences in Fortis Benefits expected commissions, sales or administrative expenses or mortality experience with respect to the group of persons to whom such variations apply. All such variations will be pursuant to administrative rules and procedures established by Fortis Benefits from time to time and will be designed to be fair, reasonable and non-discriminatory with respect to each group of Policy owners.

PURCHASES BY LIFE INSURANCE POLICY HOLDERS. When issuing a Policy or increasing the Face Amount for an insured who is already covered by one of its life insurance policies, Fortis Benefits may rely on the evidence of insurability previously provided, rather than relying on new evidence, in which case the suicide and contestability periods will run from the original date of coverage. This procedure applies only to that portion of the Policy's Face Amount which is not in excess of the amount of existing insurance coverage, and the insurance will terminate when the new coverage becomes effective. Any premium paid under the insurance policy for periods beyond the date of termination of that coverage will be refunded.

If the value of an existing life insurance policy which was issued by Fortis Benefits Insurance Company is transferred to a Policy under the provisions of
Section 1035 of the Internal Revenue Code, then the Premium Expense Charge attributable to the amount transferred will be waived.

Also, for term insurance policy holders, if the term policy has been outstanding for at least one year, Fortis Benefits will give the Policy owner a "conversion credit" in the amount of the lesser of the prior twelve months' premiums on the term policy or 25% of twelve monthly Required Premiums for the amount of Policy Face Amount established by the conversion, without regard to any optional benefits provided by rider. The conversion credit, after deduction of the Premium Expense Charge will be applied as if it were a premium payment received by us on the date the Policy is released by Fortis Benefits to an active status in its processing system (or, in the case of an existing Policy, on the effective date of the Face Amount increase). The Policy's Surrender Value and Policy loan value during the first year following the conversion do not include the amount of the conversion credit, nor does the amount paid upon an exercise of the Policy owner's right to cancel a Policy or Face Amount increase.

The foregoing procedures are subject to Fortis Benefits administrative rules as in effect from time to time and may be terminated at any time.

MANAGEMENT

The directors, executive officers, and, to the extent responsible for variable life insurance operations, other officers of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:



OFFICER-DIRECTORS

Robert Brian Pollock (4)            President and Chief Executive Officer;
                                    before then Senior Vice President--Life and Disability.

Thomas Michael Keller (5)           Executive Vice President; before then Senior
                                    Vice President of Fortis, Inc.

Dean C. Kopperud (1)                Senior Vice President--also officer of
                                    affiliated companies; before then Senior
                                    Vice President, Integrated Resources, Inc.

OTHER DIRECTORS

Allen Royal Freedman (2)            Chairman and Chief Executive Officer of
                                    Fortis, Inc.

Henry Carroll Mackin (2)            Executive Vice President of Fortis, Inc.

Arie Aristide Fakkert (3)           Assistant General Manager of Fortis
                                    International N.V.

EXECUTIVE OFFICERS

Larry A. Medin (1)                  Senior Vice President--Sales; before then
                                    Senior Vice President--Western Divisional
                                    Officer, Colonial Group, Inc.

Robert James Clancy (1)             Senior Vice President--Investment Products;
                                    also officer of affiliated companies.

Anthony J. Rotondi (1)              Senior Vice President--Life Operations, also
                                    officer of affiliated companies.

John W. Norton (1)                  Senior Vice President and General
                                    Counsel--Life and Investment Products; also officer of affiliated companies.

Michael John Peninger (4)           Senior Vice President and Chief Financial
                                    Officer

Jon H. Nicholson (1)                Vice President--Product Development and
                                    Marketing


_____________________

(1) Address: Fortis Benefits Insurance Company, P. O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Time Insurance Company, 515 West Wells, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.

(2) Address: Fortis, Inc., One World Trade Center, Suite 5001, New York, NY 10048. Fortis, Inc. is wholly-owned by Fortis International, N.V., which is itself wholly-owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by N.V. AMEV and 50% owned by Groupe Compagnie Financiere et de Reassurance du Groupe AG, Boulevard Emil Jacqmain 53, Brussels, Belgium.

(3)  Address: N.V. AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4)  Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5)  Address: 515 West Wells, Milwaukee, WI 53201.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Fortis Benefits will, with respect to certain matters, vote each Subaccount's shares in the corresponding Portfolio at regular and special meetings of the shareholders of Fortis Series in proportion to instructions received from persons having the voting interest in the corresponding Subaccount of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote such shares of the Portfolios in its own right, it may elect to do so.

Each Policy owner participating in a Subaccount will be entitled to cast one vote with respect to that Subaccount for each $100 of Policy Value in that Subaccount as of the date stock ownership is determined for the corresponding Fortis Series shareholder meeting. (Fractional votes will be counted.) All shares of the Portfolio held by that Subaccount will be voted in proportion to the votes of Policy owners participating in that Subaccount. Shares held in other separate accounts will in general be voted in accordance with instructions of the participants therein. This tends to diminish the relative voting influence of the Policies. Any shares of a Portfolio owned by Fortis Benefits in its General Account or by affiliated companies of Fortis Benefits will be voted in the same proportion as instructions for that Portfolio which are received from persons having the voting interest in all of Fortis Benefits' separate accounts investing in Fortis Series.

The Policy owners may give instructions regarding the election of the Board of Directors of Fortis Series, ratification of the selection of its independent auditors, the approval of the investment adviser of a Portfolio, changes in fundamental investment policies of a Portfolio, and all other matters that are put to a vote by Fortis Series shareholders.

Notwithstanding contrary Policy owner voting instructions, Fortis Benefits may vote Portfolio shares in any manner necessary to enable any Portfolio to (1) make or refrain from making any change in the investments or investment policies of any Portfolio, if required by any insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any Portfolio which may be initiated by Policy owners or the Fortis Series Board of Directors, provided that Fortis Benefits disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority. If Fortis Benefits does disregard Policy owner voting instructions, an explanation of this action and the reasons for it will be included in the next semi-annual report to Policy owners.

REPORTS

Policy owners will receive promptly statements of significant transactions such as changes in Face Amount, changes in death benefit option, transfers among Subaccounts, partial withdrawals, Policy loans, loan repayments, termination for any reason, reinstatement, premium payments (except for scheduled monthly payments) and unpaid loan interest added to loan principal. These transactions will also be summarized in an annual statement sent to the Policy owner. The annual statement will be as of a date not more than 60 days prior to mailing, and will also summarize the following other items: premiums paid by use of a plan selected by the Policy owner authorizing monthly withdrawals of premiums from the Policy owner's checking account, paycheck or government payment during the annual period, deductions of charges occurring during that annual period, and the status of the death benefit, Policy Value (both total and net of any Contingent Deferred Sales Charge), amounts in the Subaccounts and General Account, and any Policy loan. In addition, an owner will be sent semi-annual reports containing financial statements for Fortis Series, as required by the 1940 Act. Fortis Benefits' current policy is to honor requests for statements of Policy values during a Policy year, although Fortis Benefits reserves the right at any time to cease offering or to charge for this service. Such statements may be requested through the phone number on the cover of this Prospectus.

STATE REGULATION

Fortis Benefits is subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Fortis Benefits intends to satisfy the necessary requirements to sell the Policies in all states, other than New York, as soon as possible.

LEGAL MATTERS

The legality of the Policies described in this Prospectus has been passed upon by Douglas R. Lowe, Esquire, Associate General Counsel of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

EXPERTS

The financial statements of Fortis Benefits Insurance Company and Fortis Benefits Insurance Company Variable Account C appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Renee C. West, FSA, MAAA, Actuarial Officer, Individual Actuarial Department of Fortis Benefits, as stated in her opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

The financial statements of Fortis Benefits included in this Prospectus should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies.

Fortis Benefits generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes 2 and 11 to Fortis Benefits' financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company as of December 31, 1994 and 1993, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

In 1993, as discussed in Note 2 to the financial statements, the Company changed its method of accounting for income taxes, postretirement benefits other than pensions and certain investments in debt and equity securities.

    [SIGNATURE]

Minneapolis, Minnesota
February 16, 1995

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                           DECEMBER 31
                                                    -------------------------
                                                       1994          1993
                                                    -----------   -----------
ASSETS
Investments--Note 4
  Fixed maturities, at fair value (amortized cost
   1994--$1,749,347, 1993--$1,630,393)............  $ 1,674,782   $ 1,706,702
  Equity securities, at fair value (cost
   1994--$59,010 1993--$56,126)...................       64,552        65,905
  Mortgage loans on real estate, less allowance
   for possible losses (1994--$7,429;
   1993--$6,324)..................................      452,547       355,515
  Policy loans....................................       49,221        47,009
  Short-term investments..........................      117,562        73,382
  Real estate and other investments...............       13,441        10,976
                                                    -----------   -----------
                                                      2,372,105     2,259,489

Cash..............................................       10,888         6,675
Receivables:
  Uncollected premiums............................       40,667        33,910
  Reinsurance recoverable on unpaid and paid
   losses.........................................       15,181        16,554
  Due from affiliates.............................        2,220         4,555
  Other...........................................       12,593         3,720
                                                    -----------   -----------
                                                         70,661        58,739

Accrued investment income.........................       38,584        32,591
Deferred policy acquisition costs--Note 5.........      232,198       196,483
Property and equipment at cost, less accumulated
 depreciation--Note 6.............................       56,939        53,540
Deferred federal income taxes--Note 8.............       48,509            --
Other assets......................................        1,120           985
Assets held in separate accounts--Note 9..........    1,212,910       975,637
                                                    -----------   -----------
TOTAL ASSETS......................................  $ 4,043,914   $ 3,584,139
                                                    ===========   ===========



                       See notes to financial statements.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                                       DECEMBER 31
                                                                                 -----------------------
                                                                                     1994        1993
                                                                                 ----------- -----------
POLICY RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY POLICY RESERVES AND
  LIABILITIES
    Future policy benefit reserves:
    Traditional life insurance.................................................. $   375,257 $   353,407
    Interest sensitive and investment products..................................     912,653     690,061
    Accident and health.........................................................     798,293     752,047
                                                                                 ----------- -----------
                                                                                   2,086,203   1,795,515

  Unearned premiums.............................................................      16,145      18,574
  Other policy claims and benefits payable......................................     169,864     158,705
  Policyholder dividends payable................................................       6,793      10,561
                                                                                 ----------- -----------
                                                                                   2,279,005   1,983,355
  Accrued expenses..............................................................      45,905      45,035
  Current income taxes payable..................................................       4,352       1,069
  Deferred federal income taxes--Note 8.........................................          --       4,229
  Other liabilities.............................................................      32,416      48,107
  Liabilities related to separate accounts......................................   1,208,039     970,436
                                                                                 ----------- -----------
TOTAL POLICY RESERVES AND LIABILITIES...........................................   3,569,717   3,052,231

SHAREHOLDER'S EQUITY--Notes 1, 10 and 12
  Common stock, $5 par value, 1,000,000 shares authorized, issued and
   outstanding..................................................................       5,000       5,000
  Additional paid-in capital....................................................     358,000     345,000
  Retained earnings.............................................................     153,551     130,694
  Unrealized gains (losses) on investments, net--Note 4.........................     (42,908)     50,144
  Unrealized gains on assets held in separate accounts net of deferred taxes of
   $298 in 1994 and $576 in 1993................................................         554       1,070
                                                                                 ----------- -----------
TOTAL SHAREHOLDER'S EQUITY......................................................     474,197     531,908
                                                                                 ----------- -----------
TOTAL RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY........................... $ 4,043,914 $ 3,584,139
                                                                                 =========== ===========



                       See notes to financial statements.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)



                                                            YEAR ENDED DECEMBER 31
                                                    ---------------------------------------
                                                        1994          1993          1992
                                                    -----------   -----------   -----------
REVENUES
  Insurance operations
    Traditional life insurance premiums...........  $   207,824   $   187,863   $   191,887
    Interest sensitive and investment product
     policy charges...............................       37,823        28,778        23,690
    Accident and health premiums..................      776,799       738,412       751,534
                                                    -----------   -----------   -----------
                                                      1,022,446       955,053       967,111
  Net investment income--Note 4...................      162,514       153,657       156,431
  Realized gains (losses) on investments--
  Note 4..........................................      (28,815)       73,623        37,928
  Other income....................................       35,958        27,100        26,176
                                                    -----------   -----------   -----------
      TOTAL REVENUES..............................    1,192,103     1,209,433     1,187,646

BENEFITS AND EXPENSES Benefits to policyholders:
    Traditional life insurance....................      162,168       145,958       151,291
    Interest sensitive and investment products....       55,026        50,935        46,490
    Accident and health...........................      620,367       598,146       591,927
                                                    -----------   -----------   -----------
                                                        837,561       795,039       789,708
  Policyholder dividends..........................        1,986         5,855         5,061
  Amortization of deferred policy acquisition
   costs--Note 5..................................       34,566        36,503        37,005
  Insurance commissions...........................       86,111        76,816        80,275
  General and administrative expenses.............      197,427       185,986       199,481
                                                    -----------   -----------   -----------
      TOTAL BENEFITS AND EXPENSES.................    1,157,651     1,100,199     1,111,530
                                                    -----------   -----------   -----------
Income before federal income taxes and cumulative
 effect of accounting changes.....................       34,452       109,234        76,116
Federal income taxes--Note 8......................       11,595        31,090        25,660
                                                    -----------   -----------   -----------
Income before cumulative effect of accounting
 changes..........................................       22,857        78,144        50,456
  Cumulative effect of change in accounting for
   income taxes--Note 2...........................           --         4,814            --
  Cumulative effect of change in accounting for
   postretirement benefits other than pensions,
   net of tax--Note 2.............................           --        (1,251)           --
                                                    -----------   -----------   -----------
      NET INCOME..................................  $    22,857   $    81,707   $    50,456
                                                    ===========   ===========   ===========



                       See notes to financial statements.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)



                                                                                UNREALIZED
                                                                                GAINS ON
                                                                UNREALIZED       ASSETS
                                      ADDITIONAL                   GAINS         HELD IN
                           COMMON      PAID-IN      RETAINED    (LOSSES) ON     SEPARATE
                           STOCK       CAPITAL      EARNINGS    INVESTMENTS     ACCOUNTS       TOTAL
                         ---------    ---------    ---------     ---------      ---------    ---------
Balance January 1,
 1992.................   $   5,000    $ 345,000    $   2,178     $     860      $     588    $ 353,626
Net income............          --           --       50,456            --             --       50,456
Change in unrealized
 gains on investments,
 net..................          --           --           --         3,403             --        3,403
Change in unrealized
 gains on assets held
 in separate account,
 net of deferred tax
 expense of $36.......          --           --           --            --             69           69
                         ---------    ---------    ---------     ---------      ---------    ---------
Balance December 31,
 1992.................       5,000      345,000       52,634         4,263            657      407,554
Net income............          --           --       81,707            --             --       81,707
Dividends to
 shareholder..........          --           --       (4,000)           --             --       (4,000)
Other.................          --           --          353            --             --          353
Change in unrealized
 gains on investments,
 net..................          --           --           --         2,099             --        2,099
Change in unrealized
 gains on investments,
 net, resulting from
 initial adoption of
 FASB 115 (Note 1)....          --           --           --        43,782             --       43,782
Change in unrealized
 gain on assets held
 in separate account,
 net of deferred tax
 expense of $238......          --           --           --            --            413          413
                         ---------    ---------    ---------     ---------      ---------    ---------
Balance December 31,
 1993.................       5,000      345,000      130,694        50,144          1,070      531,908
Net income............          --           --       22,857            --             --       22,857
Additional paid-in
 capital..............          --       13,000           --            --             --       13,000
Change in unrealized
 losses on
 investments, net.....          --           --           --       (93,052)            --      (93,052)
Change in unrealized
 loss on assets held
 in separate account,
 net of deferred tax
 benefit of $277......          --           --           --            --           (516)        (516)
                         ---------    ---------    ---------     ---------      ---------    ---------
Balance December 31,
 1994.................   $   5,000    $ 358,000    $ 153,551     $ (42,908)     $     554    $ 474,197
                         =========    =========    =========     =========      =========    =========



                       See notes to financial statements.

STATEMENT OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                         YEAR ENDED DECEMBER 31
                                                                                  -------------------------------------
                                                                                      1994         1993         1992
                                                                                  -----------  -----------  -----------
OPERATING ACTIVITIES
  Net income....................................................................  $    22,857  $    81,707  $    50,456
  Adjustments to reconcile net income to net cash provided by operating activities:
    Cumulative effect of accounting changes.....................................           --       (3,563)          --
    Increase in future policy benefit reserves for traditional, interest
     sensitive and accident and health policies.................................       79,014       58,299       44,582
    Increase (decrease) in other policy claims and benefits and policyholder
     dividends payable..........................................................       10,075      (15,868)      (8,318)
    Decrease in deferred federal income taxes...................................       (2,356)      (9,776)     (28,923)
    Increase (decrease) in income taxes payable.................................        3,283      (12,733)      (3,218)
    Amortization of policy acquisition costs....................................       34,566       36,503       37,005
    Policy acquisition costs deferred...........................................      (54,349)     (45,841)     (31,232)
    Provision for mortgage loan losses..........................................        1,105        1,648        1,653
    Provision for depreciation..................................................       12,267        9,399        7,506
    Accrual of discount, net....................................................         (914)          72        3,868
    Change in uncollected premiums, accrued investment income, other
     receivables, unearned premiums, accrued expenses and other liabilities.....      (36,650)       5,751        1,135
    Net realized (gains) losses on investments..................................       28,815      (73,623)     (37,928)
    Other.......................................................................         (135)         164          289
                                                                                  -----------  -----------  -----------
      NET CASH PROVIDED BY OPERATING ACTIVITIES.................................       97,578       32,139       36,875
INVESTING ACTIVITIES
  Purchase of fixed maturity investments........................................   (1,943,697)  (2,337,842)  (2,459,482)
  Sales or maturities of fixed maturity investments.............................    1,798,184    2,358,288    2,431,920
  (Increase) decrease in short-term investments.................................      (44,266)      28,756      (76,226)
  Purchase of other investments.................................................     (211,836)    (201,601)     (46,054)
  Sales or maturities of other investments......................................      104,399       75,539       33,414
  Purchase of property and equipment............................................      (16,164)     (13,155)     (27,370)
  Purchase of group insurance business..........................................       (6,644)      (5,521)      (8,685)
  Other.........................................................................          500           49       12,241
                                                                                  -----------  -----------  -----------
      NET CASH USED BY INVESTING ACTIVITIES.....................................     (319,524)     (95,487)    (140,242)
FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.....................................................      200,499       68,943       99,631
    Surrenders and death benefits...............................................      (19,207)     (37,262)     (23,371)
    Interest credited to policyholders..........................................       31,867       30,024       27,958
  Additional paid-in capital from shareholder...................................       13,000           --           --
  Dividends paid to shareholder.................................................           --       (4,000)      (8,000)
                                                                                  -----------  -----------  -----------
      NET CASH PROVIDED BY FINANCING ACTIVITIES.................................      226,159       57,705       96,218
                                                                                  -----------  -----------  -----------
      INCREASE (DECREASE) IN CASH...............................................        4,213       (5,643)      (7,149)
Cash at beginning of year.......................................................        6,675       12,318       19,467
                                                                                  -----------  -----------  -----------
      CASH AT END OF YEAR.......................................................  $    10,888  $     6,675  $    12,318
                                                                                  ===========  ===========  ===========



                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
DECEMBER 31, 1994

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF STATEMENT PRESENTATION: Fortis Benefits Insurance Company (the Company) is incorporated in Minnesota and is an indirect wholly-owned subsidiary of Fortis, Inc. The financial statements are presented in conformity with generally accepted accounting principles. Certain amounts included in the 1993 and 1992 financial statements have been reclassified to conform to the 1994 presentation.

RECOGNITION OF REVENUES, POLICY RESERVES AND LIABILITIES AND POLICY ACQUISITION
COSTS: The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

     Premiums for long-duration traditional life policies are recognized as revenues when due over the premium-paying period. Liabilities for future policy benefits and expenses are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

     Revenues for universal life and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the term of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 4% to 7.80% in 1994 and 4% to 7.75% in 1993.

     Premiums for long-term disability, short-term traditional life, and accident and health are recognized as revenues ratably over the contract period in proportion to the risk insured. Liabilities for future disability income policy benefits are based on the 1964 Commissioners Disability Table at 6 percent interest. Calculated reserves are modified based on the Company's actual experience. Claims and benefits payable for reported and incurred but not reported losses and related loss adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in earnings currently.

     For traditional life, interest sensitive and investment products in force at inception, the Company recorded the present value of future profits as deferred policy acquisition costs. For traditional life, such costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies. For interest sensitive and investment products, such costs are amortized in relation to statutory profits. For group life, accident and health, disability, and dental insurance business acquired on October 1, 1991 (see Note 3), the Company recorded the present value of future profits as deferred policy acquisition costs. These costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies and, if required, are expensed when such costs are deemed not to be recoverable from future policy revenues, including the related investment income.

     For insurance products issued subsequent to December 31, 1984, the costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred, to the extent recoverable from future profits, and amortized against income. The period of amortization varies depending upon the product. For traditional life products, the policy acquisition costs are deferred and amortized over the premium paying period of the contracts. For interest sensitive and investment products, the policy acquisition costs are deferred and amortized in relation to the present value of estimated future gross profits.

INVESTMENTS: The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

Prior to December 31, 1993, the Company classified fixed maturity investments as available-for-sale recorded at the lower of amortized cost or market, computed on a portfolio basis. Equity securities were carried at fair value. At December 31, 1993, all fixed maturity securities were classified as available-for-sale and carried at fair value. The effect of adopting Statement 115 at December 31, 1993 was to increase the carrying amount of fixed maturities by $76,309,000, policyholder dividends payable by $2,684,000, deferred income taxes by $23,575,000 and shareholder's equity by $43,782,000 and to reduce the carrying amount of deferred policy acquisition costs by $6,268,000. Beginning in 1994, the classification of fixed maturity investments between available-for-sale or held to maturity is made at the time of each purchase and, prospectively, that classification is reevaluated as of each balance sheet date.

Changes in market values of available-for-sale securities, after deferred income taxes and after adjustment for the amortization of deferred policy acquisition costs, and participating policyholders' share of earnings are reported as unrealized gains (losses) on investments directly in shareholder's equity and, accordingly, have no effect on net income. The offsets to the unrealized appreciation or depreciation represent valuation adjustments relating to amounts of additional deferred policy acquisition costs or amortization of deferred policy acquisition costs and the additional liabilities established for future policyholder benefits and participating policyholders' share of the Company's earnings that would have been required as a charge or credit to operations had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments. Policy loans are reported at unpaid balance.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT: Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight line method over the estimated useful lives of the related property.

INCOME TAXES: Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS: Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS: The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance may result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the impact of future assessments on its financial position but does not believe that the impact will be material.

2.   CHANGES IN ACCOUNTING PRINCIPLES

EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS: Effective January 1, 1993, the Company adopted FASB Statement 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS. The Company elected to immediately recognize the cumulative effect of this change in accounting for postretirement benefits of $1,895,000 ($1,251,000 net of deferred income tax benefit), which represents the accumulated postretirement benefit obligation existing at January 1, 1993. Prior years' financial statements have not been restated. The impact of Statement 106 on operating results for 1993 was not material.

ACCOUNTING FOR INCOME TAXES: Effective January 1, 1993, the Company adopted FASB Statement 109, ACCOUNTING FOR INCOME TAXES. Statement 109 provides for a balance sheet approach in determining deferred income tax assets and liabilities. The cumulative effect of adopting Statement 109 increased the Company's deferred tax asset and net income by approximately $4,814,000 in 1993. As permitted under Statement 109, prior years' financial statements have not been restated.

ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION
CONTRACTS: In 1993, the Company adopted FASB Statement 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS. Under Statement 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance recoverables. The effect of adopting Statement 113 was to increase both assets and liabilities by $15,752,000 at December 31, 1993.

ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES: The Company adopted FASB Statement 115, ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES, as of December 31, 1993. Under Statement 115, all fixed maturities are classified as available-for-sale and carried at fair value, while equity securities continue to be carried at fair value. Adoption of Statement 115 had no effect on net income in 1993.

3.  ACQUIRED BUSINESS

     In October, 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The Company purchased this business for $318,000,000. Per contractual agreement, additional payments were paid to MBL based upon the persistency of the long term disability portion of the business. Under terms of this agreement, the Company paid $6,644,000, $5,521,000 and $8,685,000 in 1994, 1993, and 1992, respectively.
This additional purchase price was accounted for as deferred policy acquisition costs. No additional payments will be made.

4.   INVESTMENTS

AVAILABLE FOR SALE SECURITIES: The following is a summary of the available for sale securities (in thousands):


                                                        GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED
                                             COST        GAIN         LOSS      FAIR VALUE
                                         -----------  ---------    ---------   ------------
December 31, 1994:
  Fixed Income Securities:
    Governments......................... $   829,607  $   1,129    $  40,642   $    790,094
    Public utilities....................      60,885      1,132        1,389         60,628
    Industrial & miscellaneous..........     847,018      3,184       38,505        811,697
    Other...............................      11,837        764          238         12,363
                                         -----------  ---------    ---------   ------------
      Total.............................   1,749,347      6,209       80,774      1,674,782
  Equity Securities.....................      59,010      9,896        4,354         64,552
                                         -----------  ---------    ---------   ------------
      Total............................. $ 1,808,357  $  16,105    $  85,128   $  1,739,334
                                         ===========  =========    =========   ============
December 31, 1993:
  Fixed Income Securities:
    Governments......................... $   323,629  $   8,684    $   2,642   $    329,671
    Public utilities....................     108,444      9,583           --        118,027
    Industrial & miscellaneous..........   1,010,933     58,880        3,294      1,066,519
    Other...............................     187,387      5,338          240        192,485
                                         -----------  ---------    ---------   ------------
      Total.............................   1,630,393     82,485        6,176      1,706,702
  Equity Securities.....................      56,126     12,040        2,261         65,905
                                         -----------  ---------    ---------   ------------
      Total............................. $ 1,686,519  $  94,525    $   8,437   $  1,772,607
                                         ===========  =========    =========   ============

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1994, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                     AMORTIZED
                                                        COST       FAIR VALUE
                                                    -----------    -----------
Due in one year or less...........................  $    54,540    $    54,333
Due after one year through five years.............      407,103        393,734
Due after five years through ten years............      650,526        629,070
Due after ten years...............................      637,178        597,645
                                                    -----------    -----------
  Total...........................................  $ 1,749,347    $ 1,674,782
                                                    ===========    ===========



MORTGAGE LOANS: The Company has issued commercial mortgage loans on properties located throughout the country. Approximately 34% of outstanding principal is concentrated in the states of California, Florida and Texas at December 31, 1994 as compared to 38% at December 31, 1993. Loan commitments outstanding at December 31, 1994 totalled $47,375,000.

In May 1993, FASB issued Statement 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, which becomes effective for fiscal years beginning after December 15, 1994, and which the Company will adopt in 1995. Statement 114 requires that impaired loans are to be valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or, as a practical expedient, at the loan's observable market price, or the fair market value of the collateral if the loan is collateral dependent. The Company does not expect the impact of adoption to be material to its financial position or operating results.

INVESTMENTS ON DEPOSIT: The Company had fixed maturities and mortgage loans on real estate carried at $2,635,000 and $8,132,000, respectively, at December 31, 1994, and $2,470,000 and $8,132,000 respectively, at December 31, 1993 on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES): The adjusted net unrealized gains (losses) recorded in shareholder's equity (See Note 1) were as follows (in thousands):



                                                                 1994       1993       1992
                                                              ----------  ---------  ---------
Change in unrealized gains (losses) before adjustment for the following items (for equity securities only in 1993 and
 1992)....................................................... $ (155,923) $   3,979  $   5,705
  Capitalization (amortization) of deferred policy
   acquisition costs.........................................      9,288         --         --
  Effect of initial adoption of FASB 115.....................         --     43,782         --
  Participating policyholders' share of earnings.............      2,684         --         --
  Deferred income taxes......................................     50,383     (1,467)    (2,233)
                                                              ----------  ---------  ---------
Change in net unrealized gains (losses)......................    (93,568)    46,294      3,472
Net unrealized gains, beginning of the year..................     51,214      4,920      1,448
                                                              ----------  ---------  ---------
Net unrealized gains (losses), end of year................... $  (42,354) $  51,214  $   4,920
                                                              ==========  =========  =========

The increase (decrease) in unrealized gains on fixed maturity investments was $31,079,000 in 1993 and $(5,538,000) in 1992. The deferred tax expense (benefit) would have been $10,878,000 in 1993 and $(1,883,000) in 1992.

NET INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS: Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):


                                                                       REALIZED GAINS (LOSSES)
                                       NET INVESTMENT INCOME               ON INVESTMENTS
                                  -------------------------------  -------------------------------
                                     1994       1993       1992       1994       1993       1992
                                  ---------  ---------  ---------  ---------  ---------  ---------
Fixed maturities................  $ 119,668  $ 120,844  $ 128,532  $ (27,854) $  70,626  $  38,864
Equity securities...............      1,937      1,490        654      1,352      3,955         10
Mortgage loans on real estate...     36,816     28,370     25,205     (2,992)    (1,805)    (1,700)
Policy loans....................      2,731      3,004      2,968         --         --         --
Short-term investments..........      4,671      4,282      3,152        (60)         1          4
Real estate & other
 investments....................      2,138      1,171      1,132        739        846        750
                                  ---------  ---------  ---------  ---------  ---------  ---------
  Total.........................    167,961    159,161    161,643  $ (28,815) $  73,623  $  37,928
                                                                   =========  =========  =========
Expenses........................     (5,447)    (5,504)    (5,212)
                                  ---------  ---------  ---------
                                  $ 162,514  $ 153,657  $ 156,431
                                  =========  =========  =========



Proceeds from sales of investments in fixed maturities were $1,798,185,000, $335,230,000, and $2,425,212,000 in 1994, 1993, and 1992, respectively. Gross gains of $16,618,000, $75,133,000 and $55,833,000 and gross losses of
$44,472,000, $4,507,000, and $16,969,000 were realized on the sales in 1994,
1993, and 1992, respectively.

5.   DEFERRED POLICY ACQUISITION COSTS

     The changes in deferred policy acquisition costs by product were as follows (in thousands):



                                                        INTEREST
                                         TRADITIONAL  SENSITIVE AND  ACCIDENT AND
                                            LIFE       INVESTMENT       HEALTH        TOTAL
                                          ---------     ---------      ---------    ---------
Balance January 1, 1993................   $  74,325     $  59,212      $  54,354    $ 187,891
Acquisition costs deferred:
  Acquired business....................          --            --          5,521        5,521
  Other business.......................          --        45,841             --       45,841
Acquisition costs amortized............     (12,851)      (10,839)       (12,812)     (36,502)
Allowance for additional amortization
 from unrealized gains on
 available-for-sale securities.........          --        (6,268)            --       (6,268)
                                          ---------     ---------      ---------    ---------
Balance December 31, 1993..............      61,474        87,946         47,063      196,483
Acquisition costs deferred:
  Acquired business....................          --            --          6,644        6,644
  Other business.......................          --        54,349             --       54,349
Acquisition costs amortized............     (11,564)      (10,274)       (12,728)     (34,566)
Additional deferred acquisition costs
 from unrealized losses on
 available-for-sale securities.........          --         9,288             --        9,288
                                          ---------     ---------      ---------    ---------
Balance December 31, 1994..............   $  49,910     $ 141,309      $  40,979    $ 232,198
                                          =========     =========      =========    =========



Included within total deferred policy acquisition costs at December 31, 1994 is $68,194,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. The estimated amount of PVP to be amortized during each of the next four years is as follows: 1995--$21,444,000; 1996--$19,210,000;
1997-- $17,262,000; 1998--$10,278,000.

During 1994, 1993, and 1992, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized capital (losses) gains resulted in (reduced) additional amortization of acquisition costs deferred of $(935,000), $5,400,000, and $5,300,000, respectively. In addition, the Company (reduced) recorded additional policyholder dividends payable of $(761,000) in 1994 and $2,800,000 in 1993.

6.   PROPERTY AND EQUIPMENT

     A summary of property and equipment for each year follows (in thousands):



                                                                  1994       1993
                                                               ---------  ---------
Land.........................................................  $   1,900  $   1,900
Building and improvements....................................     23,084     22,382
Furniture and equipment......................................     68,017     55,896
                                                               ---------  ---------
                                                                  93,001     80,178
Less accumulated depreciation................................    (36,062)   (26,638)
                                                               ---------  ---------
  NET PROPERTY AND EQUIPMENT.................................  $  56,939  $  53,540
                                                               =========  =========

7.   UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

     Activity for the liability for unpaid accident and health claims and claims adjustment expense is summarized as follows (in thousands):



                                                                  YEAR ENDED DECEMBER 31
                                                              -------------------------------
                                                                1994       1993       1992
                                                              ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables....  $ 806,538  $ 776,194  $ 755,849
Add: Incurred losses related to:
  Current year..............................................    656,052    612,621    645,008
  Prior years...............................................    (58,218)   (41,619)   (54,869)
                                                              ---------  ---------  ---------
Total incurred losses.......................................    597,834    571,002    590,139
Deduct: Paid losses related to:
  Current year..............................................    377,595    353,124    378,879
  Prior years...............................................    187,967    187,534    190,915
                                                              ---------  ---------  ---------
Total paid losses...........................................    565,562    540,658    569,794
                                                              ---------  ---------  ---------
Balance as of December 31, net of reinsurance
 recoverables...............................................  $ 838,810  $ 806,538  $ 776,194
                                                              =========  =========  =========


In 1994 and 1993, the accident/health business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business, a reduction of loss reserves which considered historically high inflation in medical costs and, in 1994, a refinement in the claims reserve estimates.

8.   FEDERAL INCOME TAXES

     The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

The cumulative effect of adopting Statement 109 as of January 1, 1993 was to increase net income for 1993 by $4,814,000. An increase in the tax rate from 34% to 35% was effective in the third quarter of 1993 and resulted in a $305,000 increase in net income from the recalculation of the deferred liability account.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1994 and 1993 are as follows (in thousands):



                                                          1994       1993
                                                        ---------  ---------
Deferred tax assets:
  Reserves............................................  $  42,715  $  46,823
  Separate account assets/liabilities.................     27,663     19,313
  Unrealized losses...................................     22,806         --
  Accrued liabilities.................................     14,565     12,142
  Claims and benefits payable.........................      1,976      1,860
  Other...............................................      1,393      1,268
                                                        ---------  ---------
    Total deferred tax assets.........................    111,118     81,406

Deferred tax liabilities:
  Unrealized gains....................................         --     27,577
  Deferred policy acquisition costs...................     55,329     43,336
  Investments.........................................      1,194      9,949
  Fixed assets........................................      6,086      4,585
  Other...............................................         --        188
                                                        ---------  ---------
    Total deferred tax liabilities....................     62,609     85,635
                                                        ---------  ---------
    Net deferred tax asset (liability)................  $  48,509  $  (4,229)
                                                        =========  =========



The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The components of the provision for deferred income taxes for the year ended December 31, 1992 based on APB Opinion 11 are as follows (in thousands):



                                                                   1992
                                                                ---------
Amortization of present value of future profits...............  $  (4,709)
Deferred policy acquisition costs.............................      2,898
Increase in policy reserves...................................    (10,568)
Accrual of discount on investments............................        474
Purchase accounting adjustments...............................    (24,711)
Depreciation expense..........................................      1,323
Discounting of post-1986 unpaid losses and loss adjustment
 expenses.....................................................        660
Expenses accrued not currently deductible for tax.............     (4,369)
Other.........................................................     (1,648)
                                                                ---------
  Deferred income tax expense (benefit).......................  $ (40,650)
                                                                =========

The Company's tax expense before cumulative effect of accounting changes is shown as follows (in thousands):



                                           1994       1993       1992
                                        ---------  ---------  ---------
Current...............................  $  15,046  $  35,747  $  66,310
Deferred..............................     (3,451)    (4,657)   (40,650)
                                        ---------  ---------  ---------
                                        $  11,595  $  31,090  $  25,660
                                        =========  =========  =========



Tax payments were made of $18,080,000, $53,600,000, and $64,600,000 in 1994,
1993, and 1992, respectively. Tax refunds were received of $7,729,000 and $17,130,493 in 1994 and 1992, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:



                                                     1994     1993      1992
                                                     ----     ----      ----
Statutory income tax rate.........................   35.0%    35.0%     34.0%
Tax audit provision...............................    0.8%    (4.6)%      --
Other, net........................................   (2.1)%   (1.9)%    (0.3)%
                                                     ----     ----      ----
                                                     33.7%    28.5%     33.7%
                                                     ====     ====      ====



9.   ASSETS HELD IN SEPARATE ACCOUNTS

     Separate account assets were as follows (in thousands):



                                                       1994         1993
                                                    -----------   ---------
Premium and annuity considerations for the
 variable annuity products and variable
 universal life product for which the
 contractholder, rather than the Company,
bears the investment risk.........................  $ 1,208,038   $ 970,436
Assets of the separate accounts owned by the
 Company, at fair value...........................        4,872        5201
                                                    -----------   ---------
                                                    $ 1,212,910   $ 975,637
                                                    ===========   =========

10.  STATUTORY ACCOUNTING PRACTICES

     Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                    NET INCOME             SHAREHOLDER'S EQUITY
                                          -------------------------------  --------------------
                                            1994       1993       1992       1994       1993
                                          ---------  ---------  ---------  ---------  ---------
Based on statutory accounting
 practices..............................  $  49,759  $  46,605  $  26,499  $ 304,231  $ 258,574
Deferred policy acquisition costs.......     19,783      9,338     (5,772)   232,198    196,483
Investment valuation differences........        370        520        (17)   (85,944)    65,716
Deferred and uncollected premiums.......        (14)     1,655        763     (8,393)    (8,680)
Unearned premiums.......................      1,126      7,035     (1,253)   (13,008)   (14,133)
Loading and equity in unearned
 premiums...............................        316       (179)      (248)        85         82
Property and equipment..................       (204)       (63)       (20)    22,027     18,424
Policy reserves.........................    (26,655)   (38,558)   (19,606)   (72,192)   (45,547)
Current income taxes payable............         --      4,656     (1,609)    (4,786)    (4,786)
Deferred income taxes...................      2,356      9,776     40,650     48,509     (4,229)
Realized gains (losses) on
 investments............................     (1,052)     3,651       (781)        --         --
Realized gains (losses) transferred to
 the Interest Maintenance Reserve (IMR),
 net of tax.............................    (18,456)    40,459     23,266         --         --
Amortization of IMR, net of tax.........     (5,479)    (3,777)    (8,649)        --         --
Interest maintenance reserve............         --         --         --     27,364     51,299
Asset valuation reserve.................         --         --         --     32,011     31,233
Cumulative effect of accounting
 changes................................         --      3,563         --         --         --
Other, net..............................      1,007     (2,974)    (2,767)    (7,905)   (12,528)
                                          ---------  ---------  ---------  ---------  ---------
                                          $  22,857  $  81,707  $  50,456  $ 474,197  $ 531,908
                                          =========  =========  =========  =========  =========



11.  REINSURANCE

     The maximum amount that the Company retains on any one life is $750,000 of life insurance including accidental death. Amounts in excess of $750,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums were as follows (in thousands):



                                          1994       1993       1992
                                        ---------  ---------  ---------
Life Insurance........................  $   5,571  $   4,366  $   5,772
Accident & Health Insurance...........     36,782     37,088     46,508
                                        ---------  ---------  ---------
                                        $  42,353  $  41,454  $  52,280
                                        =========  =========  =========

Recoveries under reinsurance contracts were as follows (in thousands):



                                          1994       1993       1992
                                        ---------  ---------  ---------
Life Insurance........................  $   1,650  $   6,963  $   5,669
Accident & Health Insurance...........     19,913     15,448     47,482
                                        ---------  ---------  ---------
                                        $  21,563  $  22,411  $  53,151
                                        =========  =========  =========



Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

12.  DIVIDEND RESTRICTIONS

     Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $41,595,000 free from such restrictions at December 31, 1994. Distributions in excess of this amount would require regulatory approval.

13.  TRANSACTIONS WITH AFFILIATED COMPANIES

     The Company receives various services from Fortis, Inc. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for the years ended December 31, 1994, 1993, and 1992, were $8,944,000, $8,595,000, and $8,239,000 respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $57,307,000, $27,931,000, and $19,898,000 in commissions to its affiliate,
Fortis Investors, Inc. for the years ended December 31, 1994, 1993, and 1992, respectively.

14.  FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS: Investments are reported in the accompanying balance sheets on the following basis:

     The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

     Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     The fair values for the Company's policy reserves under investment products are determined using cash surrender value.

     The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


                                                                     DECEMBER 31
                                                    ----------------------------------------------
                                                             1994                    1993
                                                    ----------------------  ----------------------
                                                     CARRYING                CARRYING
                                                      AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                                    ----------  ----------  ----------  ----------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities............................  $1,674,782  $1,674,782  $1,706,702  $1,706,702
      Equity securities...........................      64,552      64,552      65,905      65,905
    Mortgage loans on real estate.................     452,547     434,503     355,515     367,746
    Policy loans..................................      49,221      49,221      47,009      47,009
    Short-term investments........................     117,562     117,562      73,382      73,382
    Cash..........................................      10,888      10,888       6,675       6,675
    Assets held in separate accounts..............   1,212,910   1,212,910     975,637     975,637
Liabilities:
  Individual and group annuities (subject to
   discretionary withdrawal)......................     692,196     657,454     480,900     456,300



15.  COMMITMENTS AND CONTINGENCIES

     The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

16.  RETIREMENT AND OTHER EMPLOYEE BENEFITS

     The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation during such years of service. Fortis, Inc. is not able to segregate Company specific benefit obligations or plan assets. On an aggregate basis, the fair value of plan assets exceeded the accumulated benefit obligations as of December 31, 1994.

The Company has a profit sharing plan covering substantially all employees which provides benefits payable to participants on retirement or disability and to beneficiaries of participants in event of the participant's death. Amounts contributed to the plan and expensed by the Company were $3,536,000 and $3,399,000 in 1994 and 1993, respectively.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying statement of net assets of Fortis Benefits Insurance Company Variable Account C (comprising, respectively, the Fortis Series Fund's Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, and High Yield Subaccounts) as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years then ended, except for the Fortis Series Fund's Aggressive Growth, Growth & Income, and High Yield Subaccounts which are for the year ended December 31, 1994. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolio subaccounts constituting Fortis Benefits Insurance Company Variable Account C at December 31, 1994, and the results of their operations and changes in their net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

     [SIGNATURE]

Minneapolis, Minnesota
March 24, 1995

STATEMENT OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1994

                    GROWTH        U.S. GOVT.      MONEY       ASSET     DIVERSIFIED   GLOBAL    AGGRESSIVE   GROWTH &
                     STOCK        SECURITIES      MARKET    ALLOCATION     INCOME      GROWTH      GROWTH      INCOME     HIGH YIELD
                   PORTFOLIO       PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     SERIES
                   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                   -----------     ----------   ----------   -----------  ----------- ----------- ----------  ----------  ----------
ASSETS
Investments in
 Fortis Series
 Funds, Inc., at
 market value
 (Note 2):
 Growth Stock
 Series
  (3,237,912
  shares;
  cost--
  $63,961,752)     $71,580,527
  U.S.
   Government
   Securities
   Series
   (758,711
   shares;
   cost--
  $8,172,171)...                   $7,129,989
  Money Market
   Series
   (397,488
   shares;
   cost--
  $4,145,861)...                                $4,225,618
  Asset
   Allocation
   Series
   (1,215,468
   shares;
   cost--
   $15,835,476)...                                           $16,483,814
  Diversified
   Income Series
   (306,614
   shares;
   cost--
    $3,574,792)...                                                        $3,189,335
  Global Growth
   Series
   (1,733,570
   shares;
   cost--
   $21,153,654)...                                                                    $21,333,481
  Aggressive
   Growth Series
   (233,631
   shares;
   cost--
   $2,257,975)...                                                                                 $2,288,670
  Growth &
   Income Series
   (124,756
   shares;
   cost--
   $1,256,389)...                                                                                             $1,256,238
  High Yield
   Series
   (183,296
   shares;
   cost--
   $1,824,469)...                                                                                                         $1,735,443
                   -----------     ----------   ----------   -----------  ----------- ----------- ----------  ----------  ----------
                    71,580,527      7,129,989    4,225,618    16,483,814    3,189,335  21,333,481  2,288,670   1,256,238   1,735,443
Attributable to
 Fortis Benefits
 Insurance
 Company........     1,279,487             --           --       667,902           --     501,474    587,791     604,185   1,231,006
                   -----------     ----------   ----------   -----------  ----------- ----------- ----------  ----------  ----------
Net assets for
 variable life
 insurance
 policies.......   $70,301,040     $7,129,989   $4,225,618   $15,815,912  $ 3,189,335 $20,832,007 $1,700,879  $  652,053  $  504,437
                   ===========     ==========   ==========   ===========  =========== =========== ==========  ==========  ==========
Accumulation
 units
 outstanding....     4,345,216        545,205      343,687     1,073,015      235,648   1,692,124    172,983      62,693      50,920
                   ===========     ==========   ==========   ===========  =========== =========== ==========  ==========  ==========
Net asset value
 for variable
 life insurance
 policies per
 accumulation
 unit...........   $     16.18     $    13.08   $    12.29   $     14.74  $     13.53 $     12.31 $     9.83  $    10.40  $     9.91
                   ===========     ==========   ==========   ===========  =========== =========== ==========  ==========  ==========



                             See accompanying notes.

STATEMENTS OF OPERATIONS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                             YEAR ENDED DECEMBER 31
                                                    ----------------------------------------
                                                        1994          1993          1992
                                                    ------------   -----------   -----------
GROWTH STOCK PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    524,850   $   186,295   $   194,919
  Mortality and expense and policy advance charges
   (Note 3).......................................      (630,146)     (406,385)     (196,675)
                                                    ------------   -----------   -----------
Net investment loss...............................      (105,296)     (220,090)       (1,756)
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................       193,238       315,227            --
Net change in unrealized (depreciation)
 appreciation on investments......................    (1,828,331)    3,121,509     1,311,743
                                                    ------------   -----------   -----------
Net (decrease) increase in net assets from
 operations.......................................  $ (1,740,389)  $ 3,216,646   $ 1,309,987
                                                    ============   ===========   ===========
U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $    607,364   $   523,262   $   251,334
  Mortality and expense and policy advance charges
   (Note 3).......................................       (79,454)      (51,142)      (34,292)
                                                    ------------   -----------   -----------
Net investment income.............................       527,910       472,120       217,042
Net realized (loss) gain on redemption of Fortis
 Series Fund, Inc. portfolio shares...............      (126,731)       56,486            --
Net change in unrealized depreciation on
 investments......................................      (967,547)     (133,072)      (66,898)
                                                    ------------   -----------   -----------
Net (decrease) increase in net assets from
 operations.......................................  $   (566,368)  $   395,534   $   150,144
                                                    ============   ===========   ===========
MONEY MARKET PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $         --   $    35,403   $    37,503
  Mortality and expense and policy advance charges
   (Note 3).......................................       (21,446)      (14,578)       (9,903)
                                                    ------------   -----------   -----------
Net investment (loss) income......................       (21,446)       20,825        27,600
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................        13,988         4,990            --
Net change in unrealized appreciation
 (depreciation) on investments....................       100,566        (3,006)        5,429
                                                    ------------   -----------   -----------
Net increase in net assets from operations........  $     93,108   $    22,809   $    33,029
                                                    ============   ===========   ===========



                             See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                           YEAR ENDED DECEMBER 31
                                                    -----------------------------------
                                                        1994        1993        1992
                                                    ------------  ---------   ---------
ASSET ALLOCATION PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $   626,408   $ 363,460   $ 194,016
  Mortality and expense and policy advance charges
   (Note 3).......................................     (146,296)    (91,158)    (43,171)
                                                    -----------   ---------   ---------
Net investment income.............................      480,112     272,302     150,845
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................       42,277      67,563          --
Net change in unrealized (depreciation)
 appreciation on investments......................     (652,759)    432,499     184,791
                                                    -----------   ---------   ---------
Net (decrease) increase in net assets from
 operations.......................................  $  (130,370)  $ 772,364   $ 335,636
                                                    ===========   =========   =========
DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $   257,570   $ 120,019   $  16,039
  Mortality and expense and policy advance charges
   (Note 3).......................................      (29,757)    (11,358)     (2,020)
                                                    -----------   ---------   ---------
Net investment income.............................      227,813     108,661      14,019
Net realized (loss) gain on redemption of Fortis
 Series Fund, Inc. portfolio shares...............      (32,443)     16,707          --
Net change in unrealized depreciation on
 investments......................................     (335,368)    (49,202)     (3,365)
                                                    -----------   ---------   ---------
Net (decrease) increase in net assets from
 operations.......................................  $  (139,998)  $  76,166   $  10,654
                                                    ===========   =========   =========
GLOBAL GROWTH PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income.................................  $   144,687   $  25,615   $  10,131
  Mortality and expense and policy advance charges
   (Note 3).......................................     (157,000)    (35,224)     (2,084)
                                                    -----------   ---------   ---------
Net investment income (loss)......................      (12,313)     (9,609)      8,047
Net realized gain on redemption of Fortis Series
 Fund, Inc. portfolio shares......................      490,813      33,810          --
Net change in unrealized (depreciation)
 appreciation on investments......................   (1,085,870)    930,476     254,238
                                                    -----------   ---------   ---------
Net (decrease) increase in net assets from
 operations.......................................  $  (607,370)  $ 954,677   $ 262,285
                                                    ===========   =========   =========



                             See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                                            YEAR ENDED
                                                                            DECEMBER 31,
                                                                               1994
                                                                             ---------
AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income........................................................    $   8,878
  Mortality and expense and policy advance charges (Note 3)..............       (4,484)
                                                                             ---------
Net investment income....................................................        4,394
Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
 shares..................................................................       (2,388)
Net change in unrealized appreciation on investments.....................       33,036
                                                                             ---------
Net increase in net assets from operations...............................    $  35,042
                                                                             =========
GROWTH & INCOME PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income........................................................    $  12,968
  Mortality and expense and policy advance charges (Note 3)..............       (1,404)
                                                                             ---------
Net investment income....................................................       11,564
Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
 shares..................................................................          124
Net change in unrealized appreciation on investments.....................        6,216
                                                                             ---------
Net increase in net assets from operations...............................    $  17,904
                                                                             =========
HIGH YIELD PORTFOLIO SUBACCOUNT
Investment income:
  Dividend income........................................................    $  81,918
  Mortality and expense and policy advance charges (Note 3)..............       (1,463)
                                                                             ---------
Net investment income....................................................       80,455
Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
 shares..................................................................       (3,503)
Net change in unrealized depreciation on investments.....................      (29,639)
                                                                             ---------
Net increase in net assets from operations...............................    $  47,313
                                                                             =========



                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C


                                                                                            YEAR ENDED DECEMBER 31
                                                                                 ----------------------------------------
                                                                                     1994          1993           1992
                                                                                 ------------  ------------  ------------
GROWTH STOCK PORTFOLIO SUBACCOUNT
From operations:
  Net investment loss........................................................... $   (105,296) $   (220,090) $     (1,756)
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................      193,238       315,227            --
  Net change in unrealized (depreciation) appreciation on investments...........   (1,828,331)    3,121,509     1,311,743
                                                                                 ------------  ------------  ------------
Net (decrease) increase in net assets resulting from operations.................   (1,740,389)    3,216,646     1,309,987
Capital transactions:
  Purchase of Variable Account C units..........................................   24,347,849    18,848,153    13,122,018
  Redemption of Variable Account C units........................................   (1,563,675)   (1,856,898)   (1,607,358)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........      630,146            --       196,675
  Mortality and expense charge due from Fortis Series Funds, Inc................           --       406,385            --
  Dividend income distribution to Fortis Benefits Insurance Company.............       (9,364)           --        (3,950)
                                                                                 ------------  ------------  ------------
Net increase in net assets from capital transactions............................   23,404,956    17,397,640    11,707,385
                                                                                 ------------  ------------  ------------
Total increase in net assets....................................................   21,664,567    20,614,286    13,017,372
Net assets, beginning of year...................................................   49,915,960    29,301,674    16,284,302
                                                                                 ------------  ------------  ------------
Net assets, end of year......................................................... $ 71,580,527  $ 49,915,960  $ 29,301,674
                                                                                 ============  ============  ============
U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT
From operations:
  Net investment income......................................................... $    527,910  $    472,120  $    217,042
  Net realized (loss) gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................     (126,731)       56,486            --
  Net change in unrealized depreciation on investments..........................     (967,547)     (133,072)      (66,898)
                                                                                 ------------  ------------  ------------
Net (decrease) increase in net assets resulting from operations.................     (566,368)      395,534       150,144
Capital transactions:
  Purchase of Variable Account C units..........................................    1,951,506     4,101,566     2,384,230
  Redemption of Variable Account C units........................................   (1,984,288)     (971,887)     (385,801)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........       79,454            --        34,292
  Mortality and expense charge due from Fortis Series Funds, Inc................           --        51,142            --
  Redemption of Fortis Benefits Insurance Company investment in subaccount......           --            --    (1,390,338)
                                                                                 ------------  ------------  ------------
Net increase in net assets from capital transactions............................       46,672     3,180,821       642,383
                                                                                 ------------  ------------  ------------
Total (decrease) increase in net assets.........................................     (519,696)    3,576,355       792,527
Net assets, beginning of year...................................................    7,649,685     4,073,330     3,280,803
                                                                                 ------------  ------------  ------------
Net assets, end of year......................................................... $  7,129,989  $  7,649,685  $  4,073,330
                                                                                 ============  ============  ============



                             See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                                                           YEAR ENDED DECEMBER 31
                                                                                  --------------------------------------
                                                                                     1994         1993           1992
                                                                                  -----------  -----------  ------------
MONEY MARKET PORTFOLIO SUBACCOUNT
From operations:
  Net investment (loss) income..................................................  $   (21,446) $    20,825  $     27,600
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................       13,988        4,990            --
  Net change in unrealized appreciation (depreciation) on investments...........      100,566       (3,006)        5,429
                                                                                  -----------  -----------  ------------
Net increase in net assets from operations......................................       93,108       22,809        33,029
Capital transactions:
  Purchase of Variable Account C units..........................................    4,963,584    3,163,424     2,473,144
  Redemption of Variable Account C units........................................   (2,269,774)  (3,233,030)   (1,783,229)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........       21,446           --         9,903
  Mortality and expense charge due from Fortis Series Funds, Inc................           --       14,578            --
  Redemption of Fortis Benefits Insurance Company investment in the
   subaccount...................................................................           --           --    (1,070,910)
                                                                                  -----------  -----------  ------------
Net increase (decrease) in net assets from capital transactions.................    2,715,256      (55,028)     (371,092)
                                                                                  -----------  -----------  ------------
Total increase (decrease) in net assets.........................................    2,808,364      (32,219)     (338,063)
Net assets, beginning of year...................................................    1,417,254    1,449,473     1,787,536
                                                                                  -----------  -----------  ------------
Net assets, end of year.........................................................  $ 4,225,618  $ 1,417,254  $  1,449,473
                                                                                  ===========  ===========  ============
ASSET ALLOCATION PORTFOLIO SUBACCOUNT
From operations:
  Net investment income.........................................................  $   480,112  $   272,302  $    150,845
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................       42,277       67,563            --
  Net change in unrealized (depreciation) appreciation on investments...........     (652,759)     432,499       184,791
                                                                                  -----------  -----------  ------------
Net (decrease) increase in net assets resulting from operations.................     (130,370)     772,364       335,636
Capital transactions:
  Purchase of Variable Account C units..........................................    5,042,184    5,311,744     2,431,645
  Redemption of Variable Account C units........................................     (514,392)    (572,086)     (210,349)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........      146,296           --        43,171
  Mortality and expense charge due from Fortis Series Funds, Inc................           --       91,158            --
  Dividend income distribution to Fortis Benefits Insurance Company.............      (26,122)          --       (15,527)
                                                                                  -----------  -----------  ------------
Net increase in net assets from capital transactions............................    4,647,966    4,830,816     2,248,940
                                                                                  -----------  -----------  ------------
Total increase in net assets....................................................    4,517,596    5,603,180     2,584,576
Net assets, beginning of year...................................................   11,966,218    6,363,038     3,778,462
                                                                                  -----------  -----------  ------------
Net assets, end of year.........................................................  $16,483,814  $11,966,218  $  6,363,038
                                                                                  ===========  ===========  ============


                             See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                                                         YEAR ENDED DECEMBER 31
                                                                                  -------------------------------------
                                                                                     1994         1993         1992
                                                                                  -----------  -----------  -----------
DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT
From operations:
  Net investment income.........................................................  $   227,813  $   108,661  $    14,019
  Net realized (loss) gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................      (32,443)      16,707           --
  Net change in unrealized depreciation on investments..........................     (335,368)     (49,202)      (3,365)
                                                                                  -----------  -----------  -----------
Net (decrease) increase in net assets resulting from operations.................     (139,998)      76,166       10,654
Capital transactions:
  Purchase of Variable Account C units..........................................    2,099,560    1,934,554      444,073
  Redemption of Variable Account C units........................................     (601,619)    (509,368)    (314,214)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........       29,757           --        2,020
  Mortality and expense charge due from Fortis Series Fund, Inc.................           --       11,358           --
                                                                                  -----------  -----------  -----------
Net increase in net assets from capital transactions............................    1,527,698    1,436,544      131,879
                                                                                  -----------  -----------  -----------
Total increase in net assets....................................................    1,387,700    1,512,710      142,533
Net assets, beginning of year...................................................    1,801,635      288,925      146,392
                                                                                  -----------  -----------  -----------
Net assets, end of year.........................................................  $ 3,189,335  $ 1,801,635  $   288,925
                                                                                  ===========  ===========  ===========
GLOBAL GROWTH PORTFOLIO SUBACCOUNT
From operations:
  Net investment (loss) income..................................................  $   (12,313) $    (9,609) $     8,047
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares.......................................................................      490,813       33,810           --
  Net change in unrealized (depreciation) appreciation on investments...........   (1,085,870)     930,476      254,238
                                                                                  -----------  -----------  -----------
Net (decrease) increase in net assets from operations...........................     (607,370)     954,677      262,285
Capital transactions:
  Purchase of Variable Account C units..........................................   14,421,587    6,887,276      723,203
  Redemption of Variable Account C units........................................     (702,164)    (722,115)     (28,714)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc...........      157,000           --        2,084
  Mortality and expense charge due from Fortis Series Fund, Inc.................           --       35,224           --
  Funding of subaccount by Fortis Benefits Insurance Company....................           --           --    2,461,249
  Redemption of Fortis Benefits Insurance Company investment in subaccount......   (2,500,000)          --           --
  Dividend income distributed to Fortis Benefits Insurance Company..............       (3,407)          --       (7,334)
                                                                                  -----------  -----------  -----------
Net increase in net assets from capital transactions............................   11,373,016    6,200,385    3,150,488
                                                                                  -----------  -----------  -----------
Total increase in net assets....................................................   10,765,646    7,155,062    3,412,773
Net assets, beginning of year...................................................   10,567,835    3,412,773           --
                                                                                  -----------  -----------  -----------
Net assets, end of year.........................................................  $21,333,481  $10,567,835  $ 3,412,773
                                                                                  ===========  ===========  ===========



                             See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                               1994
                                                                           -----------
AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT
From operations:
  Net investment income..................................................  $     4,394
  Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
   shares................................................................       (2,388)
  Net change in unrealized appreciation on investments...................       33,036
                                                                           -----------
Net increase in net assets from operations...............................       35,042
Capital transactions:
  Purchase of Variable Account C units...................................    1,858,035
  Redemption of Variable Account C units.................................     (206,503)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc....        4,484
  Funding of subaccount by Fortis Benefits Insurance Company.............      600,000
  Dividend income distributed to Fortis Benefits Insurance Company.......       (2,388)
                                                                           -----------
Net increase in net assets from capital transactions.....................    2,253,628
                                                                           -----------
Total increase in net assets.............................................    2,288,670
Net assets, beginning of year............................................           --
                                                                           -----------
Net assets, end of year..................................................  $ 2,288,670
                                                                           ===========
GROWTH & INCOME PORTFOLIO SUBACCOUNT
From operations:
  Net investment income..................................................  $    11,564
  Net realized gain on redemption of Fortis Series Fund, Inc. portfolio
   shares................................................................          124
  Net change in unrealized appreciation on investments...................        6,216
                                                                           -----------
Net increase in net assets from operations...............................       17,904
Capital transactions:
  Purchase of Variable Account C units...................................      656,805
  Redemption of Variable Account C units.................................      (13,437)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc....        1,404
  Funding of subaccount by Fortis Benefits Insurance Company.............      600,000
  Dividend income distributed to Fortis Benefits Insurance Company.......       (6,438)
                                                                           -----------
Net increase in net assets from capital transactions.....................    1,238,334
                                                                           -----------
Total increase in net assets.............................................    1,256,238
Net assets, beginning of year............................................           --
                                                                           -----------
Net assets, end of year..................................................  $ 1,256,238
                                                                           ===========



                             See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C



                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                               1994
                                                                           -----------
HIGH YIELD PORTFOLIO SUBACCOUNT
From operations:
  Net investment income..................................................  $    80,455
  Net realized loss on redemption of Fortis Series Fund, Inc. portfolio
   shares................................................................       (3,503)
  Net change in unrealized depreciation on investments...................      (29,639)
                                                                           -----------
Net increase in net assets from operations...............................       47,313
Capital transactions:
  Purchase of Variable Account C units...................................      733,981
  Redemption of Variable Account C units.................................     (288,164)
  Mortality and expense charge redeemed from Fortis Series Funds, Inc....        1,463
  Funding of subaccount by Fortis Benefits Insurance Company.............    1,300,000
  Dividend income distributed to Fortis Benefits Insurance Company.......      (59,150)
                                                                           -----------
Net increase in net assets from capital transactions.....................    1,688,130
                                                                           -----------
Total increase in net assets.............................................    1,735,443
Net assets, beginning of year............................................           --
                                                                           -----------
Net assets, end of year..................................................  $ 1,735,443
                                                                           ===========



                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1994

1.   GENERAL

     Fortis Benefits Insurance Company Variable Account C (the Account) was established as a segregated asset account of Fortis Benefits Insurance Company (Fortis Benefits) on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust.

Fortis Benefits was founded in 1910. At the end of 1994, Fortis Benefits had approximately $61 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by N.V. AMEV and 50% by Compagnie Financiere et de Reassurance du Group AG ("Group AG"). Fortis, Inc. manages the United States operations for these two companies.

N.V. AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Group AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. N.V. AMEV and Group AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had over $100 billion in assets at the end of 1994.

Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to the portfolios in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Funds, Inc. (the Fund) which reduces the portfolios' net assets. The fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $5,839,044, $3,748,274 and $1,791,966 in 1994, 1993 and 1992, respectively.

There are nine subaccounts within the Account, each of which invests only in a corresponding portfolio of the Fund. The investment objectives and policies of each of the Account's subaccounts are as follows:

     - GROWTH STOCK PORTFOLIO SUBACCOUNT--seeks growth of capital through short-term and long-term appreciation.

     - U.S. GOVERNMENT SECURITIES PORTFOLIO SUBACCOUNT--seeks to earn a high level of current income consistent with prudent investment risk.

     - MONEY MARKET PORTFOLIO SUBACCOUNT--seeks high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

     - ASSET ALLOCATION PORTFOLIO SUBACCOUNT--seeks favorable overall rates of return on capital, primarily through increased ownership of equity securities during periods when stock market conditions appear favorable, and short-term and long-term debt instruments during periods when stock market conditions are less favorable.

     - DIVERSIFIED INCOME PORTFOLIO SUBACCOUNT--seeks high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

     - GLOBAL GROWTH PORTFOLIO SUBACCOUNT--seeks growth of capital through long-term capital appreciation, through ownership of equity securities, allocated among diverse international markets.

     - AGGRESSIVE GROWTH PORTFOLIO SUBACCOUNT--Seeks long-term capital appreciation in equity securities.

     - GROWTH & INCOME PORTFOLIO SUBACCOUNT--Seeks growth of capital and current income through ownership of equity securities that provide an income component and the potential for growth.

     - HIGH YIELD PORTFOLIO SUBACCOUNT--Seeks maximum total return through current income and capital appreciation through ownership of a diversified portfolio of high-yielding fixed-income securities.

2.   INVESTMENT IN FORTIS SERIES FUNDS, INC.

INVESTMENTS

Investment in shares of the Fund is stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of the Fund. The Fund's net asset value is based on market quotations of the securities held in the portfolio. The cost of investments sold and redeemed is determined on the average cost method. Prior to 1993 the Account was not able to separately identify realized gains or losses on redemption of the Fund portfolio shares. Any such gains or losses were netted with redemption of Account units. Unrealized appreciation or depreciation of investments represents the Account's share of the mutual fund's undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation in the Fund's investments.

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases and proceeds from sales of shares were as follows:



                                                          SHARES
                                                    -------------------    COST OF     PROCEEDS
                                                    PURCHASED    SOLD     PURCHASES   FROM SALES
                                                    ----------  -------  -----------  -----------
Year ended December 31, 1994:
  Growth Stock Series.............................  1,106,287    70,314  $24,347,849  $1,563,675
  U.S. Government Securities Series...............    188,049   192,822    1,951,506   1,984,288
  Money Market Series.............................    476,828   217,878    4,963,584   2,269,774
  Asset Allocation Series.........................    361,546    37,257    5,042,184     514,392
  Diversified Income Series.......................    183,908    53,081    2,099,560     601,619
  Global Growth Series............................  1,156,826   261,960   14,421,587   3,202,164
  Aggressive Growth Series........................    254,672    21,957    2,458,035     206,503
  Growth & Income Series..........................    124,784     1,316    1,256,805      13,437
  High Yield Series...............................    203,595    28,990    2,033,981     288,164

                                                                     SHARES
                                                              -------------------    COST OF     PROCEEDS
                                                              PURCHASED    SOLD     PURCHASES   FROM SALES
                                                              ----------  -------  -----------  -----------
Year ended December 31, 1993:
  Growth Stock Series.......................................    870,748    86,471  $18,848,154  $1,856,898
  U.S. Government Securities Series.........................    356,363    84,648    4,101,566     971,887
  Money Market Series.......................................    305,838   312,668    3,163,424   3,233,030
  Asset Allocation Series...................................    383,082    41,515    5,311,744     572,086
  Diversified Income Series.................................    156,725    41,226    1,934,555     509,368
  Global Growth Series......................................    573,601    62,506    6,887,276     722,115

Year ended December 31, 1992:
  Growth Stock Series.......................................    671,220    81,875  $13,122,018  $1,615,536
  U.S. Government Securities Series.........................    216,618   165,246    2,384,230   1,776,139
  Money Market Series.......................................    239,206   277,163    2,473,144   2,854,139
  Asset Allocation Series...................................    188,477    17,567    2,431,644     230,753
  Diversified Income Series.................................     37,743    26,729      444,073     314,214
  Global Growth Series......................................    317,627     3,512    3,192,402      36,664



The number of shares and cost of shares issued from reinvestment of dividends with the Fund were as follows:


                                                                   COST OF
                                                         SHARES    SHARES
                                                       ---------  ---------
Year ended December 31, 1994:
  Growth Stock Series..............................      23,983   $ 524,850
  U.S. Government Securities Series................      64,492     607,364
  Money Market Series..............................          --          --
  Asset Allocation Series..........................      46,335     626,408
  Diversified Income Series........................      24,758     257,570
  Global Growth Series.............................      11,872     144,686
  Aggressive Growth Series.........................         915       8,878
  Growth & Income Series...........................       1,288      12,968
  High Yield Series................................       8,691      81,918

Year ended December 31, 1993:
  Growth Stock Series..............................       8,199   $ 186,295
  U.S. Government Securities Series................      47,700     523,262
  Money Market Series..............................       3,462      35,403
  Asset Allocation Series..........................      25,803     363,460
  Diversified Income Series........................      10,051     120,018
  Global Growth Series.............................       2,026      25,615

                                                                   COST OF
                                                         SHARES    SHARES
                                                       ---------  ---------
Year ended December 31, 1992:
  Growth Stock Series..............................       8,949   $ 186,742
  U.S. Government Securities Series................      23,459     251,334
  Money Market Series..............................       3,672      37,503
  Asset Allocation Series..........................      13,141     173,613
  Diversified Income Series........................       1,416      16,039
  Global Growth Series.............................         202       2,181



Fortis Benefits' investment in the subaccounts represented the following number of shares of the Fund held and aggregate cost of amounts invested at December 31, 1994:



                              GROWTH      ASSET      GLOBAL    AGGRESSIVE    GROWTH &       HIGH
                               STOCK   ALLOCATION    GROWTH      GROWTH       INCOME        YIELD
                              SERIES     SERIES      SERIES      SERIES       SERIES       SERIES
                            ---------  -----------  ---------  -----------  -----------  -----------
Number of shares..........     57,877      49,249      40,750      60,003       60,001       130,018
Cost......................  $ 602,256   $ 510,433   $ 409,185   $ 599,953    $ 600,052   $ 1,296,735


3.   ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATIONAL EXPENSES

Fortis Benefits assumed all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Harmony Investment Life policies a 5% sales charge and a charge for state premium taxes (currently 2.2% of each premium payment) is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits General Account. For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, to be reimbursed to a greater extent for premium taxes or similar charges it expects to pay.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     -    Monthly cost of insurance.

     -    Monthly cost of any optional insurance benefits added by rider.

For Harmony Investment Life Policies:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose a monthly expense charge of not more than $15.00 per month and an additional monthly per thousand of face expense charge of not more than $.08 per month for insureds age 29 and less, and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes a monthly expense charge at $10.00 per month and an additional monthly per thousand of face expense charge of $.06 per month for insureds age 29 or less and $.20 per month for insureds age 30 and over during the first twelve policy months.

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor Policies:

     - Monthly administrative charge of $4.50 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

     - For VUL 220, VUL 500 and Survivor, monthly sales, premium tax and policy advance charge of $4.00 per policy.

MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of .75% of the average daily net assets representing equity of Harmony Investment Life policyholders and .90% of the average daily net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders held in each account. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of .27% of net assets representing equity of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders.

Except for Fortis Benefits mortality and expense risk and policy advance charges which are recorded in the statement of operations, these monthly deductions are included in the statement of changes in net assets as a part of the redemption of Variable Account C units.

SURRENDER CHARGE

For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, an additional surrender charge of $5.00 per thousand of the policies initial face amount, plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. This surrender charge is limited to certain maximums based on the insured's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on a face increase.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges collected by Fortis Benefits were $1,475,321, $730,008 and $415,231 in 1994, 1993 and 1992, respectively.

4.   FEDERAL INCOME TAXES

     The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

                                  PART II

                     CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     Facing Sheet

     Cross-Reference Table (Filed as part of Post-Effective Amendment No. 4 to this Registration Statement filed on April 29, 1988)


     Prospectus dated May 1, 1995 and Prospectus supplement dated May 1, 2000


     Undertaking to File Reports (filed as part of the initial filing of this Registration Statement made on March 17, 1986)

     Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (Filed as part of the initial filing of this Registration Statement made on March 17, 1986)

     Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

     Signatures

     Written Consents of the following persons:

             Kay M. Doughty, ASA, MAAA (Filed with Exhibit 6 below)

             Douglas R. Lowe, Esq. (Filed with Exhibit 3 below)

             Ernst & Young LLP, Independent Auditors.

     The following exhibits:

1.A   (1)    --Resolution of Board of Directors of Fortis Benefits effecting the establishment of Variable Account C (Filed as part of the initial filing of this Form S-6 Registration Statement made on March 17, 1986)

      (2)    --Not applicable

      (3) --(a) Distribution Agreement between Fortis Benefits and Fortis Investors, Inc. (Incorporated by reference from Exhibit No. 3(a) to Post-Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994.)

             --(b) Form of Dealer Sales Agreement. (Incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994.)

             --(c) Schedule of sales commissions (Incorporated by reference from "Distribution of the Policies" in the attached prospectus)



      (4)    --Not applicable

      (5) --(a) Specimen Flexible Premium Variable Life Insurance Policy (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

             --(b) Form of Child Insurance Rider (Filed as part of Pre-Effective Amendment No. 1 to this Registration Statement filed on November 5,
             1986)

             --(c) Form of Guaranteed Death Benefit rider and, for use in Texas, revised form of Policy with guaranteed death benefit feature (Filed as part of Post-Effective Amendment No. 5 to this Registration Statement filed on March 1, 1989)

             --(d) Form of Waiver of Monthly Deductions Rider (Incorporated by reference from Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement (File No. 33-28551) filed on August 18,
             1989)

             --(e) Endorsement pertaining to initial allocation to General Account and revised limits on withdrawals and reductions in face amount (Filed as part of Post-Effective Amendment No. 8 to this Registration Statement filed on April 30, 1990)

             --(f) Forms of Accelerated Death Benefit Rider and Extend Maturity Date Rider. (Incorporated by reference from Exhibit No. 5(f) to Post-Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994.)

      (6) --(a) Articles of Incorporation of Fortis Benefits (Filed as part of the initial filing of this Form S-6 Registration Statement made on March 17, 1986)

             --(b) Bylaws of Fortis Benefits (Filed as part of the initial filing of this Form S-6 Registration Statement made on March 17,
             1986)

             --(c) Amendment to Articles and Bylaws dated November 21, 1991 (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)


           --(d) Amendment to Bylaws dated May 1, 1999 (Incorporated by reference from Exhibit 3(d) to Form 10-K filing, No. 33-46620, filed March 27, 2000).


      (7)    --Not applicable

      (8)    --Not applicable

      (9)    --Not applicable

      (10) --(a) Application Form for Flexible Premium Variable Life Insurance Policy and Form of Temporary Insurance Agreement (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

             --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

2.    --See Exhibit 1.A(5) above



3. --Opinion and consent of counsel as to the legality of securities being registered (Filed as part of Post-Effective Amendment No. 7 to this Registration Statement filed on March 1, 1990)

4.    --Not applicable

5.    --Not applicable

6. --(a) Opinion and consent of actuary (Filed as part of Post-Effective Amendment No. 8 to this Registration Statement filed on April 30, 1990)

      --(b) Supplemental Opinion and Consent of Actuary.

7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Filed as part of Post-Effective Amendment No. 10 to this Form S-6 Registration Statement filed on March 2, 1992)

8. --Method of Computing Exchange pursuant to Rule 6e-3(T)(b)(13)(v)(B) under the Investment Company Act of 1940 (not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which Registrant intends to satisfy the requirements of said provision)

9.    --Not applicable

10. --(a) Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12)(iii) (Filed as part of Post-Effective Amendment No. 6 to this Registration Statement filed on April 28, 1989)

      --(b) Supplemental Memorandum in connection with Exhibit 10(a) (Filed as part of Post-Effective Amendment No. 7 to this Registration Statement filed on March 1, 1990)

11. -- Power of Attorney for Messrs. Freedman, Gaddy, Mackin, Keller, Clayton, Mahoney, Clancy, Meler, and Greiter (Incorporated by reference from Exhibit No. 11 to registrant's Form S-6 Registration Statement, File
      No. 33-73138, filed December 17, 1993.

12.   --Not applicable

                                SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, Minnesota this 17th day of April, 2000. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.



                                           FORTIS BENEFITS INSURANCE COMPANY


                                           By:  /s/ Robert Brian Pollock
                                               ---------------------------------
                                                Robert Brian Pollock, President


Attest:    /s/ Douglas R. Lowe
        -----------------------------------
               Douglas R. Lowe
               Associate General Counsel --
               Life and Investment Products



Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 17, 2000.



  /s/ Robert Brian Pollock
--------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)



  /s/ Larry M. Cains
--------------------------------------------
Larry M. Cains, Treasurer


  /s/ Dean Conrad Kopperud
--------------------------------------------
Dean Conrad Kopperud, Director


*
--------------------------------------------
Allen Royal Freedman, Chairman of the Board


*
--------------------------------------------
J. Kerry Clayton, Director


*
--------------------------------------------
Arie Aristide Fakkert, Director



*By:   /s/ Robert Brian Pollock
     ---------------------------------------
     Robert Brian Pollock, Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 17th day of April, 2000.



                                       VARIABLE ACCOUNT C
                                       OF FORTIS BENEFITS INSURANCE COMPANY

                                       By: FORTIS BENEFITS INSURANCE COMPANY
                                              (Depositor)




                                       By:   /s/ Robert Brian Pollock
                                           ---------------------------------
                                             Robert Brian Pollock, President



                                       Attest:   /s/ Douglas R. Lowe
                                               ---------------------------------
                                                 Douglas R. Lowe,
                                                 Associate General Counsel --
                                                 Life and Investment Products

                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Independent Auditors" and to the use of our reports dated February 17, 2000 and February 16, 1995 on the financial statements of Fortis Benefits Insurance Company and our reports dated March 29, 2000 and March 24, 1995 on the financial statements of Fortis Benefits Insurance Company Variable Accounts C (Account C) in Post-Effective Amendment No. 22 to the Registration Statement (Form S-6 No. 33-03919) and related Prospectus of Fortis Benefits Insurance Company for the registration of flexible premium variable live insurance policies.



                                                        /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 27, 2000

                                       Index to Exhibits
                        6(b) Supplemental Opinion and Consent of Actuary